TOMORROW FUNDS RETIREMENT TRUST
                                One New York Plaza
                             New York, New York 10004


TOMORROW LONG-TERM RETIREMENT FUND ("Long-Term Fund")
         Seeks to satisfy the retirement goals of investors who are currently between 22 and 35 years of age and with an average remaining life expectancy of 50 years or more.

TOMORROW MEDIUM-TERM RETIREMENT FUND ("Medium-Term Fund")
         Seeks to satisfy the retirement goals of investors who are currently between 36 and 50 years of age and with an average remaining life expectancy in the range of 35-50 years.

TOMORROW SHORT-TERM RETIREMENT FUND ("Short-Term Fund")
         Seeks to satisfy the retirement goals of investors who are currently between 51 and 65 years of age and with an average remaining life expectancy in the range of 20-30 years.

TOMORROW POST-RETIREMENT FUND ("Post-Retirement Fund") *
         Seeks to satisfy the goals of investors who seek to maximize total return, with an emphasis on current income, consistent with capital preservation.

PROSPECTUS -- Adviser Class Shares

November  22, 1995


         This Prospectus describes Adviser Class shares of four mutual funds - the Long-Term Fund, Medium-Term Fund, Short-Term Fund and Post-Retirement Fund (together, the "Tomorrow Funds"). Adviser Class shares of the Tomorrow Funds may be purchased only by "qualified" pension or retirement plans, including trustees of such plans for individuals funding their individual retirement accounts or other qualified plans. Each Tomorrow Fund, a series of the Tomorrow Funds Retirement Trust (the "Trust"), is a diversified asset allocation mutual fund advised by Weiss, Peck & Greer, L.L.C.
(the "Adviser" or "WPG").


         Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how the Tomorrow Funds invest and the services available to shareholders. To learn more about the Tomorrow Funds, you can obtain a copy of the Statement of Additional Information (the "SAI"), also dated November 22, 1995. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. A free copy of the SAI or a copy of the Prospectus describing the Institutional Class shares of the Tomorrow Funds is available upon request by calling Weiss, Peck & Greer, L.L.C. at 1-800-223-3332 (toll free). Adviser Class shares of a Tomorrow Fund may not be available in your state due to various insurance or other regulations. Please check with your qualified plan fiduciary for Tomorrow Funds that are available in your state. Inclusion of a Tomorrow Fund in this Prospectus which is not available in your state is not to be considered a solicitation. Shareholder inquiries regarding the Tomorrow Funds may be made in writing to the Trust at the address set forth above.


* As of the date of this Prospectus, the Post-Retirement Fund is not available for purchase. Contact WPG for the latest information.

 ADVISER CLASS SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN ADVISER CLASS SHARES OF THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Tomorrow Funds seek to provide investors of all ages who participate in qualified retirement plans with an asset allocation strategy designed to address their retirement funding needs. Each Tomorrow Fund invests its assets, in varying amounts, in equity and fixed-income securities of all types. The Long-Term, Medium-Term and Short-Term Funds seek to maximize total return while also increasingly emphasizing current income and capital preservation as the average age of the target class of investors in that particular Tomorrow Fund increases. As the average age of the target class of investors in a Tomorrow Fund increases over time, the particular Tomorrow Fund adjusts the mix of its assets invested in equity and fixed-income securities to reflect a level of risk that the Adviser considers appropriate for investors in that target age class, in general, given their investment time horizon. The Post-Retirement Fund seeks to provide investors with an asset allocation strategy designed to maximize total return, with an emphasis on current income, consistent with capital preservation.

         You are encouraged to select a particular Tomorrow Fund based on your current age and the length of the period during which you expect to maintain your investment. You may select more than one Tomorrow Fund in order to achieve a personalized investment program.


         Because the investment portfolio of each Tomorrow Fund will change over time to reflect the investment needs of a target class of investors with an increasing average age, it will normally not be necessary for you to change your Tomorrow Fund selection as you grow older. Just as your age increases over time, the average age of the target class of investors of each of the Long-Term, Medium-Term and Short-Term Funds will increase over time. However, if your investment needs change other than by reason of the passage of time, you should consider whether your particular Tomorrow Fund remains an appropriate selection.



         In addition to the Adviser Class shares offered through this Prospectus, the Tomorrow Funds offer a class of shares known as the Institutional Class through a separate prospectus. Institutional Class shares of the Tomorrow Funds are subject to different expenses which may result in different performance results. Institutional Class shares of the Tomorrow Funds are available only to certain eligible investors.


                                TABLE OF CONTENTS

                                                                          Page

Expense Information...................................................       3
Investment Objectives and Policies....................................       5
How to Buy Shares.....................................................      10
How to Sell Shares....................................................      13
How to Exchange Shares................................................      15
How Each Tomorrow Fund's Share Price is Determined....................      17
Management of the Tomorrow Funds......................................      17
Distribution Plans....................................................      19
Dividends and Taxes...................................................      19
Portfolio Brokerage...................................................      20
The Trust.............................................................      21
Investment Performance................................................      22
Risk Considerations and Other Investment Practices and Policies.......      23
Additional Information................................................      32

                             EXPENSE INFORMATION

         Operating a mutual fund, such as each Tomorrow Fund, involves a variety of expenses for portfolio management, shareholder statements, tax reporting and other services. These costs are paid from a fund's assets and their effect is factored into any quoted share price or performance information.

Shareholder Transaction Expenses are charges you pay when you buy or sell Adviser Class shares of a Tomorrow Fund.

                                                                                                Post-
                                                        Long-Term   Medium-Term   Short-Term    Retire-
                                                         Fund       Fund          Fund          ment Fund#

Maximum Sales Load Imposed on Purchases                   None         None          None          None

Maximum Sales Load Imposed on
   Reinvested Dividends                                   None         None          None          None

Deferred Sales Load                                       None         None          None          None

Redemption Fees                                           None         None          None          None

Exchange Fees                                             None         None          None          None

Annual Fund Operating Expenses are paid out of the Tomorrow Funds' assets. Each Tomorrow Fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts. The following are estimates and are calculated as a percentage of average net assets.

                                                                                                Post-
                                                        Long-Term   Medium-Term   Short-Term    Retire-
                                                        Fund        Fund          Fund          ment Fund#

Management Fee (after voluntary waiver)                  0.00%*       0.00%*        0.00%*       0.00%*
12b-1 Fee 1                                              0.50%        0.50%         0.50%        0.50%
Other Expenses (after expense limitation)                1.25%*       1.25%*        1.25%*       1.15%*
                                                         ------       ------        ------       ------

Total Fund Operating Expenses
     (after expense limitation)                          1.75%*       1.75%*        1.75%*       1.65%*
                                                         ======       ======        ======       ======


Example: Hypothetically assume that each Tomorrow Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, you would have paid the following expenses if you closed your account after the number or years indicated:

                                                                                                Post-
                                                        Long-Term   Medium-Term   Short-Term    Retire-
                                                        Fund        Fund          Fund          ment Fund#

         After 1 Year                                      $18          $18           $18           $17
         After 3 Years                                     $56          $56           $56           $52


                                    -3-





         The purpose of the above table and Example is to assist you in understanding the various costs and expenses of the Adviser Class shares of the Tomorrow Funds that an investor will bear directly or indirectly. See page 18.
The Tomorrow Funds are newly organized and have no operating history. The figures shown in the table under the caption "Other Expenses" and in the hypothetical example are based on estimates of the Tomorrow Funds' expenses for the fiscal year ending December 31, 1996. The expenses set forth above do not reflect charges and expenses that may be applicable to a participant in a qualified plan. Please refer to your qualified plan documents.


---------------

         # As of the date of this Prospectus, the Post-Retirement Fund is not available for purchase. Contact WPG for the latest information.

         1 Rule 12b-1 Fees consist of a 0.25% distribution fee and a 0.25% service fee. See "Distribution Plans" on page 19.

         * The Adviser has voluntarily agreed to limit temporarily the operating expenses (excluding Rule 12b-1 fees applicable to Adviser Class shares, service fees applicable to Institutional Class shares, any other class-specific expenses, litigation, indemnification and other extraordinary expenses) of the Long-Term, Medium-Term and Short-Term Funds to 1.25% of their respective average daily net assets and such operating expenses of the Post-Retirement Fund to 1.15% of its average daily net assets. Each Tomorrow Fund will reimburse the Adviser for fees foregone or other expenses paid by the Adviser pursuant to this expense limitation in later years in which operating expenses for that Tomorrow Fund are less than the expense limitations set forth above for any such year. See page 18. In the absence of this agreement, Management Fees would be 0.75%, 0.75%, 0.75% and 0.65%, respectively, Other Expenses are estimated to be approximately 2.87%, 1.77%, 1.59% and 4.35%, respectively, and Total Fund Operating Expenses are estimated to be approximately 4.12%, 3.02%, 2.84% and 5.50%, respectively, of the average daily net assets attributable to the Adviser Class shares of the Long-Term Fund, Medium-Term Fund, Short-Term Fund and Post-Retirement Fund.

The Tomorrow Funds' imposition of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                       INVESTMENT OBJECTIVES AND POLICIES

What are the Investment Objectives and Policies of the Tomorrow Funds?

         The Tomorrow Funds seek to provide investors of all ages who participate in qualified retirement plans with an asset allocation strategy designed to address their retirement funding needs. Each Tomorrow Fund other than the Post-Retirement Fund seeks to maximize total return while also increasingly emphasizing current income and capital preservation as the average age of the target class of investors in that particular Tomorrow Fund increases. The Post-Retirement Fund seeks to provide investors with an asset allocation strategy designed to maximize total return, with an emphasis on current income, consistent with capital preservation.

LONG-TERM FUND             seeks to satisfy the retirement goals of
                           investors who are currently between 22 and 35 years of age and with an average remaining life expectancy of 50 years or more.

MEDIUM-TERM FUND           seeks to satisfy the retirement goals of
                           investors who are currently between 36 and 50 years of age and with an average remaining life expectancy in the range of 35-50 years.

SHORT-TERM FUND            seeks to satisfy the retirement goals of
                           investors who are currently between 51 and 65 years of age and with an average remaining life expectancy in the range of 20-30 years.

POST-RETIREMENT FUND       seeks to satisfy the goals of investors who seek to
                           maximize total return, with an emphasis on current income, consistent with capital preservation.

         Each Tomorrow Fund invests its assets, in varying amounts, in equity and fixed-income securities of all types (the "Categories"). The amount of assets allocated to equity securities is currently invested, in varying amounts, among large capitalization stocks, medium capitalization stocks, small capitalization stocks and, indirectly through other investment companies, foreign securities (the "Subcategories"). From time to time, the Adviser may select Subcategories for the fixed-income Category. Further Subcategories may be selected in addition to or as a substitute for any of the current Subcategories.

         As the average age of the target class of investors in a Tomorrow Fund increases over time, the particular Tomorrow Fund adjusts the mix of its assets allocated between equity and fixed-income securities, and allocated, directly or indirectly, among large, medium and small capitalization stocks and foreign securities, to reflect a level of risk that the Adviser considers appropriate for investors in that target age class, in general, given their investment time horizon. The Post-Retirement Fund maintains a stable mix of its assets invested (within defined ranges) in equity and fixed-income securities based on the current outlook for such securities.

         Typically, the longer the average life expectancy of the target class of investors in a Tomorrow Fund, the greater the allocation of assets of that Tomorrow Fund to securities with higher growth potential and, correspondingly, more risk, such as small capitalization stocks. Conversely, the shorter the average life expectancy of the target class of investors in a Tomorrow Fund, the greater the emphasis on current income and capital preservation of assets and, therefore, the greater the allocation of assets of that Tomorrow Fund to fixed-income securities. Each Tomorrow Fund will be managed more conservatively as the average age of its target class of investors increases. For example, assuming that current market conditions remain the same, at a point fifteen years from now, the strategic asset composition of the Long-Term Fund could be expected to look like the current strategic asset composition of the Medium-Term Fund. On the date of this Prospectus, the anticipated strategic asset allocation mix within the Tomorrow Funds' portfolios would be approximately as follows:



[Graphic Material Omitted: Four pie charts demonstrating the asset allocations of each Tomorrow Fund. The pie chart applicable to the Long-Term Fund reflects the following asset allocations: large capitalization stocks - 30%, medium capitalization stocks - 20%, small capitalization stocks - 25%, foreign equities - 5%, and fixed-income securities - 20%. The pie chart applicable to the Mid-Term Fund reflects the following asset allocations: large capitalization stocks - 35%, medium capitalization stocks - 15%, small capitalization stocks - 15%, foreign equities - 5%, and fixed-income securities - 30%. The pie chart applicable to the Short-Term Fund reflects the following asset allocations: large capitalization stocks - 40%, medium capitalization stocks - 10%, small capitalization stocks - 10%, and fixed-income securities - 40%. The pie chart applicable to the Post-Retirement Fund reflects the following asset allocations: large capitalization stocks - 30%, and fixed-income securities - 70%.]



-------------
*The Long-Term Fund and the Medium-Term Fund will currently invest their assets allocated to foreign securities in shares of other open-end and/or closed-end investment companies that will invest primarily in equity securities of foreign issuers. See "Foreign Securities" on page 9.


         The strategic asset allocation mix represents the way that the Tomorrow Funds' investments will generally be allocated in the near-term. A Tomorrow Fund's actual asset allocation mix between equity and fixed-income securities and among large, medium and small capitalization stocks and foreign securities, as applicable, are expected to vary based on the Adviser's evaluation of anticipated relative returns and risks between and among such securities in the near-term future. The Adviser will review strategic asset allocations at least semiannually and will adjust the asset allocations, if necessary, at that time. Additionally, the strategic asset allocation mix of each Tomorrow Fund (other than the Post-Retirement Fund) will be adjusted as necessary to reflect a level of risk that the Adviser considers appropriate for investors in that target class, in general, given their investment time horizon.


         The Trustees of the Trust anticipate that it will be necessary to change, from time to time, the names of each of the Long-Term, Medium-Term and Short Term Funds to reflect the decreasing time period to retirement of each such Fund's target class of investors. As the average age of the target class of investors in a Tomorrow Fund approaches that of the Post-Retirement Fund, it is also anticipated that each Tomorrow Fund's assets may begin to decrease as a result of investor withdrawals. At such time, the Trustees of the Trust will consider what action would be appropriate to protect the interests of remaining shareholders, including a combination with the Post-Retirement Fund.


         You are encouraged to select a particular Tomorrow Fund for investment based on your current age and the length of the period during which you expect to maintain your investment. You may invest in more than one Tomorrow Fund in order to achieve a personalized investment program. Before investing in the Tomorrow Funds, you should consider your personal tolerance for risk recognizing that each Tomorrow Fund is designed and managed to satisfy the retirement goals of investors in a target age group with a corresponding average life expectancy who anticipate retiring at approximately age 65. You should also recognize that the strategic asset allocation of each Tomorrow Fund and the particular securities in which each Tomorrow Fund invests are determined based upon the average age of the particular Tomorrow Fund's target class of investors. Because the Tomorrow Funds are managed to satisfy retirement goals based upon average life expectancy, the Tomorrow Funds may invest their assets in higher risk/higher reward securities than mutual funds designed for investors based solely on retirement dates. In addition, you should recognize that each Tomorrow Fund is managed with the goal of achieving a different risk/reward ratio, with the Long-Term Fund seeking the highest risk/reward ratio and the Post-Retirement Fund seeking the lowest risk/reward ratio among the Tomorrow Funds. Each Tomorrow Fund (other than the Post-Retirement Fund) will be managed to achieve an increasingly conservative risk/reward ratio as the average age of the target class of investors in that particular Tomorrow Fund increases.

                                  Risk/Reward Ratio

        Higher                                                Lower
------------------------------------------------------------------------------
     Long-Term         Medium-Term        Short-Term       Post-Retirement
       Fund               Fund               Fund               Fund


         The investment policies, including each Tomorrow Fund's investment objective, described in this Prospectus are non-fundamental policies which may be changed by the Trustees without the approval of shareholders. If there is a change in a Tomorrow Fund's investment objective, shareholders should consider whether that Tomorrow Fund remains an appropriate investment in light of their then current financial positions and needs. Each Tomorrow Fund has adopted certain fundamental policies which may not be changed without the approval of the applicable Tomorrow Fund's shareholders. See "Investment Restrictions" on page 31.


In what types of securities do the Tomorrow Funds invest?


         Each Tomorrow Fund allocates its assets between equity and fixed-income securities. The equity Category includes equity securities of all types. The fixed-income Category includes all varieties of fixed-income instruments. Some types of securities can be considered as both equity and fixed-income securities. The Tomorrow Funds may also make other investments that are not considered either an equity or fixed-income security, such as options and futures. For further information concerning the equity and fixed-income securities in which the Tomorrow Funds may invest, see "Risk Considerations and Other Investment Practices and Policies" beginning on page 23 of this Prospectus.


         While each Tomorrow Fund invests in substantially the same equity and fixed-income securities, the amount of each Tomorrow Fund's assets allocated to equity and fixed-income securities, and thus in particular securities, differs. However, it is expected that the relative percentage that a particular equity or fixed-income security represents within the equity and fixed-income Categories and the large, medium and small capitalization stock and foreign securities Subcategories ordinarily will remain substantially the same.


         Each Tomorrow Fund may, but is not required to, utilize various investment strategies and techniques to hedge various market risks (such as broad or specific equity or fixed-income market movements and interest rate risk), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. The investment strategies and techniques used by the Tomorrow Funds and the instruments in which they invest may change over time as new techniques, strategies and instruments are developed or regulatory changes occur. In the course of pursuing their investment objectives, the Tomorrow Funds may: (i) purchase and write (sell) put and call options on securities and indices; (ii) purchase and sell financial futures contracts and options thereon; (iii) lend portfolio securities; (iv) enter into repurchase agreements and mortgage dollar roll transactions; (v) purchase securities on a forward commitment, when-issued or delayed delivery basis; (vi) invest in restricted, illiquid and structured securities; (vii) invest in other investment companies and shares of real estate investment trusts ("REITs"); and (viii) invest in securities of unseasoned issuers. For further information concerning the securities in which the Tomorrow Funds may invest and the investment strategies and techniques they may employ, see "Risk Considerations and Other Investment Practices and Policies" beginning on page 23 of this Prospectus.


Equity Securities

         A Tomorrow Fund's assets allocated to equity securities is currently invested, in varying amounts, among large capitalization stocks, medium capitalization stocks, small capitalization stocks and, indirectly through other investment companies, foreign securities. Please refer to the charts on page 6 of this Prospectus for the current strategic allocation of a Tomorrow Fund's assets among these securities.

Large, Medium and Small Capitalization Stocks.
         With respect to the assets of each Tomorrow Fund allocated to large, medium and small capitalization stocks, the Adviser seeks to provide, using a quantitative methodology, investment results that exceed the performance of an appropriate "Benchmark Index." To seek to achieve this objective, the assets that are allocated separately to large, medium and small capitalization stocks will, under normal market conditions, be invested in a portfolio of securities that is considered more "efficient" than the applicable Benchmark. An efficient portfolio is one that has the maximum expected return for any level of risk. The efficient mix of securities is established mathematically, taking into account the expected return and volatility of returns for each security in a given universe, as well as the historical price relationships between different securities in the universe.

        Subcategory                          Benchmark
  Large Capitalization Stocks             Standard & Poor's 500 Composite Stock
                                             Price Index
  Medium Capitalization Stocks            Standard & Poor's 400 MidCap Index
  Small Capitalization Stocks             Russell 2000 Index

         To implement this strategy with respect to a Subcategory, the Adviser compiles the historical price data of all securities which comprise the applicable Benchmark. The Adviser may eliminate a security from consideration if it considers the security to have an inadequate or misleading price history. Using historical price data, the Adviser constructs and analyzes a complete matrix of all the possible price relationships between the securities in the applicable Benchmark.


         Using a sophisticated software program that incorporates risk reduction techniques developed by investment professionals of the Adviser, the Adviser constructs a number of portfolios separately with respect to each Tomorrow Fund's assets that are allocated to large, medium and small capitalization stocks, which portfolios are believed to have optimized risk/reward ratios. From these alternative portfolios, the Adviser selects the combination of securities, together with their appropriate weightings, that the Adviser believes will comprise the optimal portfolio for each Subcategory. It is expected that the optimal portfolio for each Subcategory will not include all the stocks in and will be weighted differently than the applicable Benchmark. The optimal portfolio for each Subcategory is designed to have a return greater than, but highly correlated with, the return of its Benchmark. Please see "Quantitative Methodology" in the SAI for a further description of how the Adviser constructs and maintains an optimal portfolio for the large, medium and small capitalization Subcategories. No quantitative methodology or technical analysis, including the Adviser's, has ever been objectively proven to provide enhanced investment return and reduced investment risk in actual long-term portfolio results.


Foreign Securities


         The Adviser intends to invest the Long-Term Fund's and the Medium-Term Fund's assets allocated to foreign securities in shares of other open-end and/or closed-end investment companies. Such other investment companies will invest their assets primarily in equity securities of foreign issuers. It is anticipated that none of the Tomorrow Funds, including the Long-Term Fund and the Medium-Term Fund, will currently invest directly in foreign securities. The Adviser will seek to select for investment other investment companies whose underlying securities, when aggregated, resemble the composition of the Morgan Stanley Europe, Australia, Far East Index ("EAFE Index"). There can be no assurance that the Adviser will be successful in selecting such investment companies. See "Risk Considerations and Other Investment Practices and Policies
- Other Investment Companies" on page 28 of this Prospectus and "Foreign Securities" in the SAI.


Fixed-Income Securities


         Each Tomorrow Fund will invest those assets which are allocated to fixed-income securities in a broad range of fixed-income securities, including bonds, notes, mortgaged-backed and asset-based securities, preferred stock, convertible debt securities, zero coupon and capital appreciation bonds issued by U.S. corporations or other entities or by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises. The Tomorrow Funds limit their investments in fixed-income securities to those that are rated, at the time of purchase, investment grade or, if not rated, determined by the Adviser to be of equivalent credit quality to securities so rated. Fixed-income securities may pay interest on a fixed, variable, floating, contingent, in-kind or deferred basis. There is no limit on the average dollar-weighted maturity or duration of a Tomorrow Fund's portfolio or on the maturity or duration of any individual fixed-income security purchased by a Tomorrow Fund. Because each Tomorrow Fund will invest in substantially the same fixed-income securities but in different amounts based on the particular Tomorrow Fund's strategic asset allocation, the average dollar-weighted effective maturity and duration of the Tomorrow Funds' fixed-income securities will be substantially the same. Currently, it is expected that under normal circumstances the average duration of the Tomorrow Funds' assets allocated to fixed-income securities will be in the intermediate range. For further information concerning the fixed-income securities in which the Tomorrow Funds may invest, see "Risk Considerations and Other Investment Practices and Policies" beginning on page 23 of this Prospectus.


Risk Factors

         There is no assurance that any Tomorrow Fund will achieve its investment objective. Because each Tomorrow Fund owns different types of investments, its performance is affected by a variety of factors. The value of a Tomorrow Fund's investments and the income they generate (and, therefore, its net asset value) will vary from day to day, and generally reflect interest rates, market conditions, and other company, political and economic news. The Tomorrow Funds' performance also depends on the

Adviser's skill in allocating assets. When you sell your shares, they may be worth more or less than what you paid for them.


         In general, the value of the Tomorrow Funds' investments in fixed-income securities rises when interest rates fall, and vice versa. Although fixed-income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates, longer-term fixed-income securities are generally more sensitive to interest changes than shorter-term fixed-income securities. Investing in REITs involves risks in addition to those associated with fixed-income securities. REITs may be affected by changes in the value of the underlying property and by the quality of any credit extended, are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency. The risks associated with the Tomorrow Funds' transactions in options, futures and other types of derivative securities including mortgage-backed, asset-backed and structured securities may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk.



         For a further discussion of the risks associated with an investment in the Tomorrow Funds, please see "Risk Considerations and Other Investment Practices and Policies" beginning on page 23 of this Prospectus.



                                HOW TO BUY SHARES

Who is eligible to purchase Adviser Class shares of the Tomorrow Funds?

         Adviser Class shares of the Tomorrow Funds may be purchased only for the account of qualified pension or retirement plans ("Qualified Plans"). Qualified plans include: qualified plans and trusts under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), annuity plans under Code Section 403(a), Code Section 403(b) annuities and custodial accounts, certain governmental plans, simplified employee pension plans, deferred compensation arrangements under Code Section 457(b) and Individual Retirement Accounts ("IRAs").

         Should you have any questions as to whether you are an eligible investor, please call WPG at 1-800-223-3332.

Through whom may Adviser Class shares of the Tomorrow Funds be purchased?

         Because you may not purchase Adviser Class shares of the Tomorrow Funds directly, all orders to purchase Adviser Class shares must be made through the trustee, custodian, plan administrator or other fiduciary (each a "Plan Fiduciary") of your Qualified Plan. If the monies you wish to invest in the Tomorrow Funds are maintained in a Qualified Plan sponsored by your employer, please consult with your employer for information about how to purchase shares of the Tomorrow Funds. If the monies you wish to invest in the Tomorrow Funds are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to purchase shares of the Tomorrow Funds.

         You may establish an IRA with the Trust's custodian, Boston Safe Deposit and Trust Company ("Boston Safe"), through which you may invest in the Tomorrow Funds. Additionally, you may invest in the Tomorrow Funds by "rolling over" an existing IRA into an IRA maintained by Boston Safe. Please call WPG at 1-800-223-3332 for information regarding how to establish an IRA with Boston Safe.

         Plan Fiduciaries may purchase shares of the Tomorrow Funds for a Qualified Plan through any investment dealer or financial service firm ("Authorized Firm") approved by WPG. Authorized Firms include broker-dealers, banks and financial planners.

What is the minimum investment in shares of the Tomorrow Funds?

         Plan Fiduciaries may invest in the Tomorrow Funds with as little as $250. There is no minimum amount required for subsequent investments.

How may Plan Fiduciaries invest in the Tomorrow Funds for the account of their Qualified Plans?

         In order to make an initial investment in a Tomorrow Fund for a Qualified Plan, Plan Fiduciaries must open an account with the Tomorrow Funds by furnishing to an Authorized Firm the information in the applicable Account Information Form attached to this Prospectus. Please note that there is an Account Information Form applicable to IRAs and an Account Information Form applicable to other Qualified Plans. Shares of the Tomorrow Funds may be purchased on any day during which the New York Stock Exchange is open for business (a "Business Day").

At what price are Adviser Class shares of the Tomorrow Funds offered?

         Adviser Class shares of the Tomorrow Funds are sold at the net asset value (NAV) of such shares next determined after The Shareholder Services Group, Inc., the Tomorrow Funds' "Transfer Agent," receives and accepts a purchase order. Purchase orders received by Authorized Firms by the close of regular trading on the New York Stock Exchange on any Business Day and transmitted to the Transfer Agent by the close of its business day (normally 5:00 p.m. New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day. Otherwise, orders will be effected at the NAV determined on the next Business Day. It is the responsibility of Authorized Firms to transmit orders so that they will be received by the Transfer Agent before the close of its business day.

Plan Fiduciaries:  To Make an Initial Investment for a Qualified Plan

By Mail:              1.   Make a check payable to the Tomorrow Fund in which
                           you wish to invest.

                      2. Deliver the completed Account Information Form and check to an Authorized Firm or mail it to WPG.


By Wire:              1.   Call 1-800-223-3332 to open an account and to receive
                           an application. Funds may be wired after the application has been received.

                      2.   Instruct your bank to wire funds to:

                                   Boston Safe Deposit and Trust Company
                                   WPG Deposit Account No. 12-816-3
                                   Bank Routing No. 011-00123-4
                                   Specify:
                                           Name of Tomorrow Fund
                                           Adviser Class shares
                                           Account Number
                                           Name(s) in which account is to be
                                              registered

                      3. Deliver the completed Account Information Form to an Authorized Firm or mail it to WPG.

Plan Fiduciaries:  To Make Further Investments for a Qualified Plan


Automatically:        1.   Use the Automatic Investment Plan.  Sign up for this
                           service when opening an account, or call 1-800-223-
                           3332 to receive a Services Form to add this privilege. Plan Fiduciaries must designate the bank or credit union account from which funds will be drawn.


                      2. The amount to be invested will automatically be withdrawn from the designated bank or credit union account on or about the first Business Day of the month or quarter selected.


By Telephone:         1.   Sign up for this service when opening
                           an account, or call 1-800-223-3332 to receive a Services Form to add this privilege. Plan Fiduciaries must designate the bank or credit union account from which funds will be drawn. Note that in order to invest by phone, the account must be in a bank or credit union that is a member of the Automated
                           Clearing House system (ACH).


                      2. Once this service has been selected, Plan Fiduciaries may purchase additional shares for the account of Qualified Plans by calling the Tomorrow Funds' Transfer Agent, The Shareholder Services Group, Inc., toll-free at
                           1-800-223-3332.

                      3. Give the Transfer Agent representative the name(s) in which the account is registered, the Tomorrow Fund name, Adviser Class shares, the account number, and the amount of the investment.

                      4. An investment will normally be credited to the Qualified Plan account upon receipt of payment.

                           During periods of extreme economic conditions or
                      market changes, requests by telephone may be difficult to make due to heavy volume. During such times please consider placing purchase orders by mail.

By Mail:              1.   Include a note with the investment specifying:

                                   Name of the Tomorrow Fund
                                   Adviser Class shares
                                   Account Number
                                   Name(s) in which account is registered

                      2. Make the check payable to the Tomorrow Fund in which you wish to or are instructed to invest. Indicate the account number on the check.

                       3. Deliver the account information and check to an Authorized Firm or mail to the Transfer Agent at the address indicated on the back cover of this Prospectus.

By Wire:              Instruct the bank to wire funds to:

                           Boston Safe Deposit and Trust Company
                           WPG Deposit Account No. 12-816-3
                           ABA Routing No. 011-00123-4
                           For credit to:
                                      Name of Tomorrow Fund
                                      Adviser Class shares
                                      Your Account Number
                                      Name(s) in which account is registered


         Other Purchase Information. Each Tomorrow Fund reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. As a condition of this offering, if your purchase is cancelled due to nonpayment or because your check does not clear (and, therefore, your account is required to be redeemed), you will be responsible for any loss incurred by the Tomorrow Fund(s) affected. All purchases must be made in U.S. dollars. Checks drawn on foreign banks will delay purchases until U.S. funds are received and a collection charge may be imposed. In such cases, Adviser Class shares of the Tomorrow Funds are priced at the net asset value computed after the Transfer Agent receives notification of the dollar equivalent from the Tomorrow Funds' custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m. New York City time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information.

         Acquiring Shares of the Tomorrow Funds in Exchange for Securities. Shares of the Tomorrow Funds may be purchased in whole or in part for the account of Qualified Plans by delivering to the Tomorrow Funds' custodian, Boston Safe, securities acceptable to WPG. Please see "In-Kind Purchases" in the SAI for the terms and conditions of these transactions.


                                 HOW TO SELL SHARES

How may Adviser Class shares of the Tomorrow Funds be redeemed?

         Subject to the restrictions (if any) imposed by your Qualified Plan, you can arrange to sell or "redeem" some or all of your shares on any Business Day. All orders to redeem Adviser Class shares must be made through your Plan Fiduciary. If the Adviser Class shares you wish to redeem are held for the account of a Qualified Plan sponsored by your employer, please consult with your employer for information about how to redeem shares of the Tomorrow Funds. If the Adviser Class shares you wish to redeem are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to redeem shares of the Tomorrow Funds. Please note that shares may not be redeemed by telephone or telegram, except for exchanges which can be requested by Plan Fiduciaries by telephone or in writing.

At what price are Adviser Class shares of the Tomorrow Funds redeemed?

         Adviser Class shares of the Tomorrow Funds will be redeemed at the share price (NAV) of such shares next calculated after a redemption order is received in good order by the Transfer Agent. Once shares are redeemed, sale proceeds generally are available the next Business Day, but may take up to three Business Days. For your protection, redemption proceeds will not be released until a shareholder's account has been opened and payment for the shares to be redeemed have been received by the Tomorrow Fund, which may take up to fifteen days in the case of payments made by check.

         The net asset value per share received upon redemption or repurchase may be more or less than the original cost of the shares, depending on the market value of the portfolio at the time of redemption or repurchase.


Plan Fiduciaries:  To Redeem Shares for a Qualified Plan

By Mail:              1.   In a written request specify:

                                   Name of the Tomorrow Fund
                                   Adviser Class shares
                                   Account Number
                                   Name(s) in which account is registered
                                   The dollar amount or the number of shares to
                                      be redeemed

                      2. Deliver the redemption request to an Authorized Firm or mail to the Transfer Agent at the address indicated on the back cover of this Prospectus.


Automatically         1.   Use the Automatic Withdrawal Plan if the Qualified
(Post-Retirement           Plan account has a total value of at least $10,000.
Fund Only):                Sign up for this service when opening an account,
                           or call 1-800-223-3332 to receive a Services Form to add this privilege.


                      2. The redemption proceeds of $100 or more will automatically be transferred from the Qualified Plan account to the designated address or bank account on or about the first Business Day of the month or quarter selected.


         General Redemption Information. Authorized Firms must receive redemption requests before the close of business on the New York Stock Exchange and transmit them to the Transfer Agent prior to the Transfer Agent's close of business to receive that day's share price (NAV). A written redemption request must be signed by all registered shareholders for the account using the exact names in which the account is registered or accompanied by executed power(s) of attorney. Unless otherwise specified, redemption proceeds will be sent by check to the record address. Plan Fiduciaries may elect to have redemption proceeds wired to a checking or bank account if wire redemptions were authorized when the account was opened or have subsequently been authorized.

         Redemptions may be suspended or postponed during any period in which any of the following conditions exist: the New York Stock Exchange is closed or trading on the Exchange is restricted; an emergency exists during which it is not reasonably practicable for a Tomorrow Fund to dispose of its portfolio securities or to fairly determine its net asset value; or the SEC, by order, so permits.

         Certain requests must include a signature guarantee. A signature guarantee is a widely accepted way to protect you and the Tomorrow Funds from fraud by verifying the signature on your request. A signature guarantee is required if (a) the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account, (b) the redemption request is made for the account of an IRA or
(c) the net asset value of the shares redeemed is $100,000 or more (this requirement may be waived by the Adviser in its discretion).

         The following institutions may provide a signature guarantee, provided that the institution meets credit standards established by the Transfer Agent:
(i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Signature guarantees may not be provided by a notary public.

         Small Accounts. In order to reduce the expense of maintaining numerous small accounts, the Trust reserves the right to redeem any shareholder account (other than an IRA) if, as a result of redemptions, the value of the account is less than $100. Plan Fiduciaries will be allowed at least 60 days, after written notice by the Trust, to make an additional investment to bring the account value up to at least $100 before the redemption is processed.

         Change in Tax Status. Plan Fiduciaries are required to notify the Trust through the Transfer Agent if the tax status of their Qualified Plan is revoked or challenged by the Internal Revenue Service. The Trust reserves the right to redeem any fund account of any shareholder whose qualification as a qualified pension or retirement plan satisfying the requirements of Treasury Regulation ss. 1.817-5 is revoked or challenged. The Trust will not treat an investor as a qualified pension or retirement plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94- 62, 1994-2 C.B. 164.


                              HOW TO EXCHANGE SHARES

May Adviser Class shares be exchanged for shares of other mutual funds?

         Subject to the terms of your Qualified Plan Adviser Class shares of a Tomorrow Fund may be exchanged for Adviser Class shares of any other Tomorrow Fund or for Adviser Class shares of Core Large-Cap Stock Fund and Core Small-Cap Stock Fund. To obtain a current prospectus for the Adviser Class shares of Core Large-Cap Stock Fund and Core Small-Cap Stock Fund, please call 1-800-223- 3332. Please consider the differences in investment objectives and expenses of a Tomorrow Fund as described in its prospectus before making an exchange.

Do sales charges apply to exchanges?

         As is the case with initial purchases of Adviser Class shares, exchanges of Adviser Class shares are made without the imposition of a sales charge.

How may I make an exchange?

         Because shares of the Tomorrow Funds are held for the account of Qualified Plans, all orders to exchange shares must be made through your Plan Fiduciary. If the Adviser Class shares you wish to exchange are held for the account of a Qualified Plan sponsored by your employer, please consult with your employer for information about how to exchange shares of the Tomorrow Funds. If the Adviser Class shares you wish to exchange are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to exchange shares of the Tomorrow Funds.

Plan Fiduciaries:  To Exchange Shares


By Phone:             1.   Use the telephone exchange privilege.  The telephone
                           exchange privilege is not available automatically.
                           It is necessary to sign up for this privilege on the Account Application Form when opening an account, or call 1-800-223-3332 to receive a Services Form to add this privilege.


                      2. Once this privilege has been selected, simply call the Transfer Agent toll free at 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. New York City time on any Business Day.

                      3. Give the following information to the Transfer Agent representative:

                               Name of current Tomorrow Fund
                               Adviser Class shares
                               Name of the fund into which the current Tomorrow
                                    Fund shares will be exchanged
                               Account Number
                               Name(s) in which your account is registered
                               The dollar amount or the number of shares to be
                                    exchanged

By Mail:              1.   Deliver a written request to an Authorized Firm or
                           mail to the Transfer Agent at the address listed on the back cover of this Prospectus specifying:

                               Name of current Tomorrow Fund
                               Adviser Class shares
                               Name of the fund into which the current Tomorrow
                                    Fund shares will be exchanged
                               Account Number
                               Name(s) in which your account is registered
                               The dollar amount or the number of shares to be
                                    exchanged

                      2. The exchange request must be signed by all registered holders for the account using the exact names in which the account is registered or accompanied by executed power(s) of attorney.

         General Exchange Information. Shares exchanged are valued at their respective net asset values next determined after the exchange request is received by the Transfer Agent. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) the minimum amount for exchanging from one fund into another fund is $100 or the total value of your fund account (if less than $100) and must satisfy the minimum account size of the fund to be exchanged into.

         To confirm that telephone exchange requests are genuine, the Trust employs reasonable procedures, such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If the Trust does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or unauthorized telephone exchange request. Otherwise, neither the Trust nor its agents will be liable for any loss incurred by a shareholder as the result of following instructions communicated by telephone that they reasonably believed to be genuine. The Trust reserves the right to refuse any request made by telephone and may limit the dollar amount involved or the number of telephone requests made by any shareholder. During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times please consider placing your order by mail.

         To prevent abuse of the exchange privilege to the detriment of other shareholders, the Trust limits the number of exchanges and purchase/redemption transactions by any one shareholder account (or group of accounts under common management) to a total of six transactions per year. This policy applies to exchanges into or out of any series of the Trust and any pair of transactions involving a purchase of shares of any series of the Trust followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same series. If a Plan Fiduciary violates this policy, his/her future purchases of, or exchanges into, the series of the Trust may be permanently refused. This policy does not prohibit redemptions of shares of any series. This policy may be waived by WPG in its discretion. Further, the exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.


                 HOW EACH TOMORROW FUND'S SHARE PRICE IS DETERMINED

         The net asset value per share of a class of a Tomorrow Fund is determined by dividing the value of its assets, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value is normally calculated as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m. New York City time) on each Business Day. Different classes of shares of the Tomorrow Funds may have different net asset values.

         Portfolio securities (other than certain money market instruments) are valued primarily based on market quotations or, if market quotations are not available, at fair market value as determined in good faith by a valuation committee appointed by the Trustees. In accordance with procedures adopted by the Trustees, each Tomorrow Fund may use pricing services to value fixed-income investments.


                       MANAGEMENT OF THE TOMORROW FUNDS

Trustees

         Each Tomorrow Fund is a separate investment series of Tomorrow Funds Retirement Trust, a Delaware business trust (the "Trust"). Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

         Weiss, Peck & Greer, L.L.C., One New York Plaza, New York, New York 10004 serves as the investment adviser to each Tomorrow Fund pursuant to an investment advisory agreement. The Adviser, a privately held limited liability company with over 20 years' experience as an investment adviser to individual and institutional clients, has, together with its affiliates, approximately $13 billion under management. Subject to the supervision and direction of the Trustees, the Adviser manages each Tomorrow Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Tomorrow Fund and places orders to purchase and sell securities on behalf of the Tomorrow Fund. For these services, Post-Retirement Fund pays the Adviser a monthly fee equal on an annual basis to 0.65% of its average daily net assets and the other Tomorrow Funds each pay the Adviser a monthly fee equal on an annual basis to 0.75% of the Tomorrow Fund's average daily net assets. The advisory fee paid by the Long-Term, Medium-Term and Short-Term Funds, which is greater than that paid by most funds, reflects the added complexity and additional expenses associated with these Tomorrow Funds' investment strategies.

         The Adviser supervises the portfolio management of the Tomorrow Funds through the Adviser's Asset Allocation Committee, which meets on a regular basis to evaluate, among other things, the strategic asset allocation mix between equity and fixed-income securities and among large, medium and small capitalization and foreign stocks. Joseph N. Pappo has been primarily responsible since the Tomorrow Funds' inception for the day-to-day management of the assets of each Tomorrow Fund allocated to large, medium and small capitalization stocks. Mr. Pappo has been a principal of the Adviser since 1994. Prior to joining WPG, Mr. Pappo was the founder and president of Eden Financial Group which was acquired by WPG in 1991. Daniel S. Vandivort has been primarily responsible since the Tomorrow Funds' inception for the day-to-day management of the assets of each Tomorrow Fund allocated to fixed-income securities. Mr. Vandivort has been a principal of the Adviser since November, 1994. Prior thereto, Mr. Vandivort served in various capacities with CS First Boston Investment Management, including Managing Director and Head of U.S. Fixed Income and Senior Portfolio Manager and Director, Global Product Development and Marketing.

         The Adviser has voluntarily agreed to limit temporarily the operating expenses (excluding Rule 12b-1 fees applicable to the Adviser Class shares, service fees applicable to the Institutional Class shares, any other class-specific expenses, litigation, indemnification and other extraordinary expenses) of the Long-Term, Mid-Term and Short-Term Funds to 1.25% of their respective average daily net assets and such operating expenses of the Post-Retirement Fund to 1.15% of its average daily net assets. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

Administrator

         Pursuant to an administration agreement with each Tomorrow Fund, WPG provides personnel for supervisory, administrative, accounting, shareholder services and clerical functions; oversees the performance of administrative and professional services to the Tomorrow Funds by others; provides office facilities, furnishings and office equipment; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. As compensation for the services rendered to the Tomorrow Funds as Administrator, WPG is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.09% of each Tomorrow Fund's average daily net assets. The administrative fee for each Tomorrow Fund is reviewed and approved annually by the Trustees.

Expenses

         Each Tomorrow Fund bears all expenses of its operation, subject to the expense limitation agreement described above. In particular, each Tomorrow Fund pays: investment advisory fees; administration fees; service fees with respect to the Institutional Class shares; distribution and service fees with respect to the Adviser Class shares; custodian and transfer agent expenses; legal and accounting fees and expenses; expenses of preparing, printing, and distributing Prospectuses and SAIs to existing shareholders, and shareholder communications and reports; expenses of computing its net asset value per share; federal and state registration fees and expenses with respect to its shares; proxy and shareholder meeting expenses; expenses of issuing and redeeming its shares; independent trustee fees and expenses; expenses of bond, liability, and other insurance coverage; brokerage commissions; taxes; trade association fees; and certain non-recurring and extraordinary expenses. In addition, the expense of organizing the Tomorrow Funds and initially registering and qualifying their shares under federal and state securities laws are being charged to the Tomorrow Funds' operations, as an expense, over a period not to exceed 60 months from the Tomorrow Funds' inception date.

         Each Tomorrow Fund will reimburse the Adviser for fees foregone or other expenses paid by the Adviser pursuant to this expense limitation in later years in which operating expenses for that Tomorrow Fund are less than the expense limitations set forth above for any such year. No interest, carrying or finance charge will be paid by a Tomorrow Fund with respect to the amounts representing fees foregone or other expenses paid. In addition, no Tomorrow Fund will pay any unreimbursed amounts to the Adviser upon termination of its investment advisory agreement.


                               DISTRIBUTION PLANS

         The Trust, on behalf of each Tomorrow Fund, has adopted a Distribution Plan (the "Distribution Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act"). Under the Distribution Plans, each Tomorrow Fund pays distribution and service fees at an aggregate annual rate of up to 0.50% of a Tomorrow Fund's average daily net assets attributable to Adviser Class shares. Up to 0.25% is for service fees and the remaining amount is for distribution expenses. The distribution fee is intended to compensate WPG for its services and expenses associated with serving as principal underwriter of the Adviser Class shares of the Tomorrow Funds, including the payment of commissions by WPG to Authorized Firms. The service fee is intended to be compensation for personal services and/or account maintenance services with respect to the Adviser Class shares.

         WPG makes monthly payments to Authorized Firms based on the average net asset value of the Adviser Class shares which are attributable to Qualified Plans for whom the Authorized Firms are designated as the dealer of record. WPG makes such payments in amounts up to the distribution fee it receives with respect to such Adviser Class shares. WPG may suspend or modify such payments to Authorized Firms.

                               DIVIDENDS AND TAXES

         Each Tomorrow Fund is treated as a separate entity for federal income tax purposes and intends to elect to be treated as a "regulated investment company" under the Internal Revenue Code and to qualify for such treatment for each taxable year. To qualify as such, each Tomorrow Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. Each Tomorrow Fund also intends to satisfy certain additional diversification requirements applicable under Section 817(h) of the Internal Revenue Code in order to permit investments in Institutional Class shares of the Tomorrow Funds by insurance company segregated asset accounts that fund variable annuity or variable life insurance products, which are subject to such requirements. It is possible that in order to satisfy the applicable diversification requirements, investment decisions may be made which would affect either positively or negatively the investment performance of a Tomorrow Fund. As a regulated investment company, each Tomorrow Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Internal Revenue Code.

         Participants in Qualified Plans may be eligible for tax deferral on distributions a Qualified Plan receives from a Tomorrow Fund and gains that arise from a Qualified Plan's dispositions of Fund shares. This Prospectus does not describe in any respect such tax treatment. Please consult your Plan Fiduciary or tax adviser. It is suggested that participants in Qualified Plans keep all statements received from their Qualified Plans to assist in personal recordkeeping.

         Each Tomorrow Fund intends to distribute all of its net investment income and net capital gains each year. Income dividends, if any, will be declared and distributed monthly for Post-Retirement Fund. Income dividends, if any, will be declared and distributed at least annually by each other Tomorrow Fund. Net short-term and long-term capital gains of each Tomorrow Fund, if any, realized during the taxable year will be distributed no less frequently then annually. Dividends derived from each Tomorrow Fund's net investment income (including dividends, interest and recognized market discount income), and net short- term capital gains received by a Tomorrow Fund are treated as ordinary income under the Internal Revenue Code. Distributions from each Tomorrow Fund's net long-term capital gains are treated as long-term capital gains under the Internal Revenue Code, regardless of how long shares of the Tomorrow Funds have been held.

Reinvestment of Income Dividends and Capital Gains Distributions

         Unless a Plan Fiduciary elects otherwise, as permitted in the Account Information Form, income dividends and capital gains distributions with respect to a Tomorrow Fund will be reinvested in additional Adviser Class shares of that Tomorrow Fund and will be credited to the Qualified Plan's account with that Tomorrow Fund at the net asset value per share next determined as of the ex-dividend date. Both income dividends and capital gains distributions are paid by the Tomorrow Fund on a per share basis. As a result, at the time of such payment, the net asset value per share of a Tomorrow Fund will be reduced by the amount of such payment. Although income dividends and capital gains distributions by the Tomorrow Funds may not give rise to current tax liability for the categories of shareholders permitted to invest in the Tomorrow Funds, participants in Qualified Plans may be subject to tax on all or a portion of their distributions from such Plans or upon the failure of such Plans to maintain their qualified status under complex Internal Revenue Code provisions concerning which a tax adviser should be consulted. Participants in Qualified Plans who wish to change the manner in which income dividends and capital gains distributions are received by their Qualified Plans should contact their Plan Fiduciaries. Written notification of such change must be received by the Transfer Agent at least ten days before the next scheduled distribution.


                              PORTFOLIO BROKERAGE

         In effecting securities transactions, the Tomorrow Funds generally seek to obtain the best price and execution of orders under the circumstances. Commission rates are a component of price and are considered along with other factors, including the ability of the broker to effect the transaction, and the broker's facilities, reliability and financial responsibility. Subject to the foregoing, the Tomorrow Funds intend to utilize WPG as their primary broker in connection with the purchase and sale of exchange-traded portfolio securities. As the Tomorrow Funds' primary broker, WPG will receive brokerage commissions from the Tomorrow Funds, limited to the "usual and customary broker's commission" specified by the 1940 Act. The Tomorrow Funds intend to continue to use WPG as their primary broker on exchange-traded securities, provided WPG is able to provide execution at least as favorable as that provided by other qualified brokers.

         The Trustees of the Trust have developed procedures to limit the commissions received by WPG to the "usual and customary broker's commission" standard specified by the 1940 Act. On a quarterly basis, the Trustees review the securities transactions of each Tomorrow Fund effected by WPG to assure their compliance with such procedures.

         The Tomorrow Funds will also execute their portfolio transactions through qualified brokers other than WPG. In selecting such other brokers, WPG considers the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers. Accordingly, the commissions paid to any such broker may be greater than the amount another firm might charge, provided WPG determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage services and research information provided by such broker. Such information may be used by WPG (and its affiliates) in managing all of its accounts and not all of such information may be used by WPG in managing the Tomorrow Funds. In selecting other brokers for a Tomorrow Fund, WPG may also consider the sale of shares of the Tomorrow Fund effected through such other brokers as a factor in its selection, provided that Tomorrow Fund obtains the best price and execution of orders under the circumstances.

         Money market securities and other fixed-income securities, as well as certain equity securities, in which the Tomorrow Funds invest are traded primarily in the over-the-counter ("OTC") market. For transactions effected in the OTC market, financial intermediaries (i.e., dealers) act as principal rather than as agent and receive a "spread" rather than a commission. The Tomorrow Funds intend to deal with the primary market-makers with respect to OTC securities, unless a more favorable result is obtainable elsewhere.


                                 THE TRUST

         Tomorrow Funds Retirement Trust is an open-end management investment company (commonly referred to as a mutual fund) organized as a Delaware business trust under an Agreement and Declaration of Trust dated June 21, 1995 (the "Declaration"). The Trust has authorized an unlimited number of shares of beneficial interest.

         As of the date of this Prospectus, the shares of the Trust are divided into six series: Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund, Tomorrow Short-Term Retirement Fund, Tomorrow Post-Retirement Fund, Core Large-Cap Stock Fund and Core Small-Cap Stock Fund. The Trust reserves the right to create and issue additional series of shares. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. Shares of a particular series vote separately on matters affecting only that series, including the approval of an investment advisory agreement and changes in fundamental policies or restrictions of a particular series.


         As of the date of this Prospectus, the Trustees have authorized the issuance of two classes of shares for each series, designated Adviser Class and Institutional Class. The shares of each Class represent an interest in the same portfolio of investments of that series. Each Class has equal rights as to voting, redemption, dividends and liquidation, except that each Class bears different distribution fees and may bear other expenses properly attributable to the particular Class. Adviser Class shareholders of a Tomorrow Fund have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted by holders of Adviser Class shares of that Tomorrow Fund. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of a series of the Trust into additional classes. In addition, subject to Trustee approval and shareholder approval (if then required), each Tomorrow Fund may pursue its investment objective by investing all of its investable assets in a pooled fund. See "Other Investment Companies" on page 28 of this Prospectus.

         When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Trust are fully paid and non-assessable. The Trust is not required, and does not intend, to hold annual shareholder meetings. Shareholders have certain rights, as set forth in the Declaration, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Trust.

         In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees of the Trust do not expect any disadvantages to investors arising out of the fact that each Tomorrow Fund may offer a class of its shares to insurance company segregated asset accounts that serve as investment medium for variable annuity and variable life insurance products or that each Tomorrow Fund may offer its shares to Qualified Plans. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts or Qualified Plans might be required to withdraw their investments in one or more Tomorrow Funds and shares of another series of the Trust may be substituted. This might force a Tomorrow Fund to sell securities at disadvantageous prices.

         In the interests of economy and convenience, the Trust does not issue certificates representing the Tomorrow Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Although each Tomorrow Fund is offering only its own shares, since the Tomorrow Funds use this combined Prospectus, it is possible that one Tomorrow Fund might become liable for a misstatement or omission in this Prospectus regarding another Tomorrow Fund. The Trustees have considered this factor in approving the use of this combined Prospectus.


                           INVESTMENT PERFORMANCE

         Each Tomorrow Fund may illustrate in advertisements and sales literature the average annual total return of its Adviser Class shares, which is the rate of growth of the Tomorrow Fund that would be necessary to achieve the ending value of an assumed initial investment of $1,000 kept in Adviser Class shares of the Tomorrow Fund for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Tomorrow Fund are reinvested in Adviser Class shares of the Tomorrow Fund at net asset value; and (2) all recurring fees are included for applicable periods.

         Each Tomorrow Fund may also illustrate in advertisements the cumulative total return for several time periods throughout the Tomorrow Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for a Tomorrow Fund will assume the reinvestment of all income dividends and capital gains distributions in Adviser Class for the indicated periods and will include all recurring fees.

         Each Tomorrow Fund may also illustrate in advertisements and sales literature the yield and effective yield of its Adviser Class shares. Yield is based on income generated by an investment in Adviser Class shares of the Tomorrow Fund during a 30-day (or one-month) period. To calculate yield, this income is annualized, that is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each 30-day (or one-month) period over a one-year period, and expressed as an annual percentage rate. Effective yield for Adviser Class shares of the Tomorrow Funds is calculated in a similar manner but, when annualized, the income earned from an investment is assumed to be reinvested. Effective yield for each Tomorrow Fund will be slightly higher than its current yield because of the compounding effect of this assumed reinvestment.

         Yields and total returns quoted for the Tomorrow Funds include the effect of deducting each Tomorrow Fund's expenses but may not include charges and expenses attributable to any particular Qualified Plan. You should consult with your Plan Fiduciary for information on relevant charges and expenses. Because these charges and expenses are excluded from a Tomorrow Fund's quoted performance, the investment return received by a participant in a Qualified Plan investing in the Tomorrow Fund may be lower than the quoted performance of the Tomorrow Fund. You should bear in mind the effect of these charges when comparing a Tomorrow Fund's performance to that of other mutual funds.

         The performance of the Adviser Class shares of the Tomorrow Funds will vary from time to time and past results are not necessarily representative of future results. Performance is a function of the type and quality of a Tomorrow Fund's portfolio securities and is affected by operating expenses. Performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. An investment in any Tomorrow Fund involves the risk of loss.


RISK CONSIDERATIONS AND OTHER INVESTMENT PRACTICES AND POLICIES

Fixed-Income Securities. Each Tomorrow Fund may invest in a broad range of fixed-income securities, including bonds, notes, mortgage-backed and asset-backed securities, preferred stock and convertible debt securities issued by U.S. corporations or other entities or by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises. The interest payable on so-called fixed-income securities purchased by a Tomorrow Fund is not necessarily paid at a fixed rate and may be payable on a variable, floating, contingent, in-kind or deferred basis.

         Fixed-income securities are subject to the risk of the issuers' inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (market risk). Generally, when interest rates decline, the value of fixed-income securities can be expected to rise. Conversely, when interest rates rise the value of fixed-income securities can be expected to decline.

Corporate Debt Obligations. Each Tomorrow Fund may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. In addition to obligations of corporations, corporate debt obligations include bank obligations and zero coupon securities, issued by financial institutions and corporations.

         The debt securities in which the Tomorrow Funds may invest will be rated investment grade at the time of purchase. Investment grade securities are securities rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or by Standard & Poor's Ratings Group ("Standard & Poor's") (AAA, AA, A or BBB) or their respective equivalent ratings or, if not rated, determined by the Adviser to be of equivalent credit quality to securities so rated. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Adviser to be of comparable credit quality. Securities rated Baa by Moody's or BBB by Standard & Poor's and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities. In the event that the rating on a security held in a Tomorrow Fund's portfolio is downgraded below investment grade by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security.

Convertible Securities and Preferred Stocks. Each Tomorrow Fund may invest in debt securities or preferred stocks that are convertible into or exchangeable for common stock. Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company's earnings and assets prior to the claims of owners of common stock but after those of bond owners. Preferred stocks in which the Tomorrow Funds may invest include convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks.

U.S. Government Securities. Each Tomorrow Fund may invest in all types of U.S. Government securities, including obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises. Some U.S. Government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities, instrumentalities or sponsored enterprises are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer.

         The Tomorrow Funds may invest in U.S. Government securities which are zero coupon or deferred interest securities. For example, each Tomorrow Fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government.

Zero Coupon and Capital Appreciation Bonds. The Tomorrow Funds may invest in zero coupon and capital appreciation bonds. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon and capital appreciation bonds generally are more volatile than the market prices of interest- bearing securities and are likely to respond to a greater degree to changes in interest rates than interest- bearing securities having similar maturities and credit quality. A Tomorrow Fund's investments in zero coupon securities or other stripped securities may require the Tomorrow Fund to sell certain of its portfolio securities to generate sufficient cash in order to satisfy certain income distribution requirements. See "Dividends, Distributions and Tax Status" in the SAI.

Mortgage-Backed Securities. Each Tomorrow Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates and collateralized mortgage obligations ("CMOs").

Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

         Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

         A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Tomorrow Funds do not intend to invest in residual interests.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

         Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Tomorrow Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Tomorrow Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

         Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.


Risks Associated with Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities, such as inverse floating rates and Super Principal Only (PO) Mortgage-Backed Securities. The Tomorrow Funds will not invest in inverse floating rate or Super Principal Only
(PO) Mortgage-Backed Securities.



         Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets. To the extent that prepayment rates do not remain within these prepayment ranges, PAC and TAC CMO bonds involve prepayment, extension and interest rate risk similar to those of the residual or support tranches.


Asset-Backed Securities. Each Tomorrow Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to risks similar to those associated with Mortgage-Backed Securities, asset-backed securities present further risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.

Real Estate Investment Trusts. Each Tomorrow Fund may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Tomorrow Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. Any Tomorrow Fund that invests in REITs will indirectly bear its proportionate share of any expenses paid by such REITs in addition to the expenses paid by the Tomorrow Fund.

         Investing in REITs involves certain risks: equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.


Structured Securities. Each Tomorrow Fund may invest in "structured" securities, such as notes, bonds or debentures. The distinguishing feature of a structured security is that the value of the principal of and/or interest payable on the security is determined by reference to the value of a benchmark or the relative change in two or more benchmarks. These benchmarks include stock prices and indices, currency exchange rates and physical commodity prices. For example, the Tomorrow Funds may invest in Standard & Poor's Depository Receipts ("Spiders") which are designed to replicate the performance of the S&P 500 Index. Structured securities may be positively or negatively indexed, so that appreciation of the benchmark may produce an increase or decrease in the interest rate or value of the structured security at maturity. Certain structured securities may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the Fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the Fund's limitation on investments in illiquid securities. See "Restricted and Illiquid Securities" on page 30.


Eurodollar and Yankee Dollar Investments. Each Tomorrow Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investing in Small Capitalization Companies. Each Tomorrow Fund may invest in varying degrees in smaller, lesser known companies which the Adviser believes offer a greater growth potential than larger, more mature, better known firms. Investing in the securities of such companies, however, involves greater risk and a possibility of greater portfolio price volatility. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks, such as those included in the S&P 500. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

Other Investment Companies. Each Tomorrow Fund may invest up to 10% of its total assets in the securities of other investment companies but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. A Tomorrow Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Tomorrow Fund. However, to the extent that a Tomorrow Fund invests in a registered open-end investment company, the Adviser will waive its advisory fees on the portion of the Tomorrow Fund's assets so invested.

         Each Tomorrow Fund is authorized to invest all of its assets in the securities of a single open-end investment company (a "pooled fund") having substantially identical investment objectives, policies and restrictions as such Fund, notwithstanding any other investment restriction or policy. Such a structure is commonly referred to as "master/feeder." If authorized by the Trustees and subject to shareholder approval (if then required by applicable law), a Tomorrow Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Tomorrow Fund's investment objective, policies and restrictions. The Trustees currently do not intend to authorize investing in a pooled fund in connection with a master/feeder structure.

Short-Term Debt Securities. Each Tomorrow Fund may establish and maintain cash balances for temporary purposes in order to maintain liquidity to meet shareholder redemptions. Each Tomorrow Fund may also establish and maintain cash balances for defensive purposes without limitation to hedge against potential stock market declines. A Tomorrow Fund's cash balances, including uncommitted cash balances, may be invested in investment grade money market instruments and short-term interest-bearing securities. These securities consist of U.S. Government securities, instruments of U.S. banks (including negotiable certificates of deposit, non-negotiable fixed-time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. companies and debt securities that make periodic interest payments at variable or floating rates.

Mortgage Dollar Rolls. Each Tomorrow Fund may enter into mortgage dollar roll transactions. In a mortgage dollar roll, a Tomorrow Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Tomorrow Fund will not receive principal and interest paid on the securities sold. However, the Tomorrow Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Tomorrow Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Tomorrow Funds will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

Writing and Purchasing Put and Call Options on Securities and Securities Indices. To seek additional income or to minimize anticipated declines in the value of its securities or to hedge various market risks (such as interest rates and broad or specific equity of fixed-income market movements), each Tomorrow Fund may purchase and write (i.e., sell) call and put options on securities and securities indices. Option transactions in which the Tomorrow Funds may engage may be traded on securities exchanges or in the over-the-counter market. Each Tomorrow Fund currently intends to limit its option transactions during the current fiscal year so that no more than 5% of the Tomorrow Fund's net assets will be at risk as a result of such transactions. Please see the SAI for a further discussion of option transactions and associated risks.

Futures Contracts and Options on Futures Contracts. Each Tomorrow Fund may engage in futures transactions and related options. Future contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. A Tomorrow Fund will engage in futures and related options transactions only for bona fide hedging and non-hedging purposes to the extent permitted by regulations of the Commodity Futures Trading Commission. A Tomorrow Fund will not enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures would exceed 5% of the Tomorrow Fund's net assets, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Tomorrow Fund may also enter into closing purchase and sale transactions with respect to any of futures contracts and related options.

         The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Tomorrow Fund's income due to the use of hedging; possible reduction in value of the both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Tomorrow Fund may have experienced better investments results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities. A further discussion of futures contracts and their associated risks is contained in the SAI.

Forward Commitment, Delayed Delivery and When-Issued Transactions. Each Tomorrow Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis (collectively, "when-issued securities"). When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 90 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Tomorrow Fund purchases securities on a when-issued basis, the Tomorrow Fund's custodian will maintain in a segregated account cash or liquid, high grade debt securities having a value (determined daily) at least equal to the amount of the Tomorrow Fund's purchase commitment. A Tomorrow Fund may close out a position in securities purchased on a when-issued basis prior to the settlement date.

Lending of Portfolio Securities. Each Tomorrow Fund may also seek to increase its income by lending portfolio securities. Such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, the value of the securities loaned would not exceed 33 1/3% of the value of the total assets of the Tomorrow Fund. Although the Tomorrow Funds may loan portfolio securities on a short-term, medium-term and long-term basis, any such loan may be called at any time for reacquisition by the respective Tomorrow Fund within the normal settlement period for the security. A Tomorrow Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Tomorrow Fund.



Restricted and Illiquid Securities. Each Tomorrow Fund may invest up to 15% of its total assets in "restricted securities" (i.e., securities that would be required to be registered under the Securities Act of 1933, as amended ("1933 Act"), prior to distribution to the general public) including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Tomorrow Fund may also invest up to 10% of its total assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, securities that are not readily marketable, certain over-the-counter options, certain structured securities and restricted securities, unless the Trustees determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. Each Tomorrow Fund may agree to adhere to more restrictive limits on investments in restricted and illiquid investments as a condition of the registration of its shares in various states. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, retain sufficient oversight and are ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees carefully monitor each Tomorrow Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Tomorrow Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


Repurchase Agreements. Each Tomorrow Fund may enter into repurchase agreements through which the Tomorrow Fund purchases a security (the "underlying security") from a domestic securities dealer or bank that is a member of the Federal Reserve System. Under the agreement, the seller of the repurchase agreement (i.e., the securities dealer or bank) agrees to repurchase the underlying security at a mutually agreed upon time and price. In repurchase transactions, the underlying security, which must be a high- quality debt security, is held by the Tomorrow Fund's custodian through the federal book-entry system as collateral and marked-to-market on a daily basis to ensure full collateralization of the repurchase agreement. In the event of bankruptcy or default of certain sellers of repurchase agreements, a Tomorrow Fund could experience costs and delays in liquidating the underlying security held as collateral and might incur a loss if such collateral declines in value during this period.

Market Changes. The market value of the Tomorrow Fund's investments, and thus each Tomorrow Fund's net asset value, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Portfolio Turnover. Although no Tomorrow Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by a Tomorrow Fund and a Tomorrow Fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the applicable Tomorrow Fund and its shareholders and may, under certain circumstances, make it more difficult for such Tomorrow Fund to qualify as a regulated investment company under the Internal Revenue Code. The estimated portfolio turnover rates of the Tomorrow Funds for the current fiscal year are as follows: Long-Term Fund 57%; Medium-Term Fund 63%; Short-Term Fund 95%; and Post-Retirement Fund 145%.

Diversification. Each Tomorrow Fund is diversified, as defined in the 1940 Act. As such, each Tomorrow Fund has a fundamental policy that limits its investments so that, with respect to 75% of its assets (i) no more than 5% of the Tomorrow Fund's total assets will be invested in the securities of a single issuer and
(ii) each Tomorrow Fund will purchase no more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. Government securities or investments in other investment companies. In addition to the diversification requirements under the 1940 Act, the Tomorrow Funds must satisfy the diversification requirements under the Internal Revenue Code applicable to regulated investment companies and the additional diversification requirements applicable under Section 817(h) of the Internal Revenue Code to the underlying assets of insurance company segregated asset accounts that fund variable annuity or variable life insurance products. These requirements place certain limitations on the assets of a Tomorrow Fund that may be invested in securities of a single issuer or interests in the same commodity. More specific information on these diversification requirements is contained in the SAI.


Investment Restrictions. Each Tomorrow Fund is subject to further investment policies and restrictions that are described in the SAI. As previously described, the foregoing investment policies, including each Tomorrow Fund's investment objective, are non-fundamental policies which may be changed by the Trustees without the approval of shareholders. If there is a change in a Tomorrow Fund's investment objective, shareholders should consider whether that Tomorrow Fund remains an appropriate investment in light of their then current financial positions and needs. Each Tomorrow Fund has adopted certain fundamental policies which may not be changed without the approval of the applicable Tomorrow Fund's shareholders. Among other fundamental restrictions listed in the SAI, no Tomorrow Fund may (1) with respect to 75% of its total assets, purchase securities of any one issuer (other than U.S. Government securities and securities of other investment companies) if more than 5% of its total assets would be invested in such issuer, (2) act as an underwriter except in certain circumstances, (3) purchase or sell real estate except in certain circumstances, (4) issue senior securities except as permitted by the 1940 Act or (5) invest more than 25% of its total assets in the securities of issuers (including any one foreign government, but excluding the U.S. Government) in any one industry.


         If any percentage restriction described above or in the SAI is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Tomorrow Fund's assets will not constitute a violation of the restriction.

                             ADDITIONAL INFORMATION

Reports to Shareholders

         As shareholders in the Tomorrow Funds, Qualified Plans will receive an annual report containing audited financial statements and semi-annual reports. Each Qualified Plan will also be provided with a printed confirmation for each transaction in their shareholder account. Participants in Qualified Plans may receive additional reports from their Plan Fiduciary.

Principal Underwriter

         WPG serves as the Tomorrow Funds' principal underwriter.

Transfer Agent and Dividend Disbursing Agent

         The Shareholder Services Group, Inc., P.O. Box 9037, Boston, MA 02205 serves as transfer agent and dividend disbursing agent for the Tomorrow Funds. The Tomorrow Funds may also enter into agreements with and compensate other transfer agents and financial institutions who process shareholder transactions and maintain shareholder accounts.

Independent Accounts

         KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, serves as the independent accountants for the Trust and will audit each Tomorrow Fund's financial statements annually.

Legal Counsel

         Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust.

                           ----------------------


No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the SAI, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                 Tomorrow Funds
                                RETIREMENT TRUST

                         A Lifecycle Retirement Program


                                   Prospectus
                               November 22, 1995

                       TOMORROW LONG-TERM RETIREMENT FUND
                      TOMORROW MEDIUM-TERM RETIREMENT FUND
                      TOMORROW SHORT-TERM RETIREMENT FUND
                         TOMORROW POST-RETIREMENT FUND

                              ADVISER CLASS SHARES

                      TOMORROW FUNDS RETIREMENT TRUST
                              One New York Plaza
                           New York, New York 10004

 TOMORROW LONG-TERM RETIREMENT FUND ("Long-Term Fund")
          Seeks to satisfy the retirement goals of investors who are currently between 22 and 35 years of age and with an average remaining life expectancy of 50 years or more.
 TOMORROW MEDIUM-TERM RETIREMENT FUND ("Medium-Term Fund")
         Seeks to satisfy the retirement goals of investors who are currently between 36 and 50 years of age and with an average remaining life expectancy in the range of 35-50 years.
 TOMORROW SHORT-TERM RETIREMENT FUND ("Short-Term Fund")
         Seeks to satisfy the retirement goals of investors who are currently between 51 and 65 years of age and with an average remaining life expectancy in the range of 20-30 years.
TOMORROW POST-RETIREMENT FUND ("Post-Retirement Fund") *
         Seeks to satisfy the goals of investors who seek to maximize total return, with an emphasis on current income, consistent with capital preservation.

PROSPECTUS -- Institutional Class Shares

November 22, 1995


         This Prospectus describes Institutional Class shares of four mutual funds - the Long-Term Fund, Medium-Term Fund, Short-Term Fund and Post-Retirement Fund (together, the "Tomorrow Funds"). Institutional Class shares of the Tomorrow Funds of the Funds are designed to provide investment vehicles for variable annuity and variable life insurance contracts ("Variable Contracts") of various insurance companies. Institutional Class shares of the Tomorrow Funds may also be purchased by "qualified" pension or retirement plans, including trustees of such plans for certain individuals funding their individual retirement accounts or other qualified plans. Each Tomorrow Fund, a series of Tomorrow Funds Retirement Trust (the "Trust"), is a diversified asset allocation mutual fund advised by Weiss, Peck & Greer, L.L.C. (the "Adviser" or "WPG").

         Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how the Tomorrow Funds invest and the services available to shareholders. If applicable, this Prospectus should be read in conjunction with the separate account prospectus of the specific insurance product which accompanies this Prospectus. To learn more about the Tomorrow Funds, you can obtain a copy of the Statement of Additional Information (the "SAI"), also dated November 22, 1995. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. A free copy of the SAI or a copy of the Prospectus describing the Adviser Class shares of the Tomorrow Funds is available upon request by calling Weiss, Peck & Greer, L.L.C. at 1-800- 223-3332 (toll free). Institutional Class shares of a Tomorrow Fund may not be available in your state due to various insurance or other regulations. Please check with your insurance company or qualified plan fiduciary for Tomorrow Funds that are available in your state. Inclusion of a Tomorrow Fund in this Prospectus which is not available in your state is not to be considered a solicitation. Shareholder inquiries regarding the Tomorrow Funds may be made in writing to the Trust at the address set forth above.

* As of the date of this Prospectus, the Post-Retirement Fund is not available for purchase. Contact WPG for the latest information.

INSTITUTIONAL CLASS SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN INSTITUTIONAL CLASS SHARES OF THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Tomorrow Funds seek to provide investors of all ages who participate in qualified retirement plans or who are holders of Variable Contracts with an asset allocation strategy designed to address their retirement funding needs. Each Tomorrow Fund invests its assets, in varying amounts, in equity and fixed- income securities of all types. The Long-Term, Medium-Term and Short-Term Funds seek to maximize total return while also increasingly emphasizing current income and capital preservation as the average age of the target class of investors in that particular Tomorrow Fund increases. As the average age of the target class of investors in a Tomorrow Fund increases over time, the particular Tomorrow Fund adjusts the mix of its assets invested in equity and fixed-income securities to reflect a level of risk that the Adviser considers appropriate for investors in that target age class, in general, given their investment time horizon. The Post-Retirement Fund seeks to provide investors with an asset allocation strategy designed to maximize total return, with an emphasis on current income, consistent with capital preservation.

         You are encouraged to select a particular Tomorrow Fund based on your current age and the length of the period during which you expect to maintain your investment. You may select more than one Tomorrow Fund in order to achieve a personalized investment program.

         Because the investment portfolio of each Tomorrow Fund will change over time to reflect the investment needs of a target class of investors with an increasing average age, it will normally not be necessary for you to change your Tomorrow Fund selection as you grow older. Just as your age increases over time, the average age of the target class of investors of each of the Long-Term, Medium-Term and Short-Term Funds will increase over time. However, if your investment needs change other than by reason of the passage of time, you should consider whether your particular Tomorrow Fund remains an appropriate selection.

         In addition to the Institutional Class shares offered through this Prospectus, the Tomorrow Funds offer a class of shares known as the Adviser Class through a separate prospectus. Adviser Class shares of the Tomorrow Funds are subject to different expenses which may result in different performance results. Adviser Class shares of the Tomorrow Funds are available only to certain eligible investors.

                               TABLE OF CONTENTS
                                                                          Page
Expense Information...................................................       3
Investment Objectives and Policies....................................       5

Eligible Investors....................................................      10

Insurance Company Separate Accounts...................................      10
Qualified Plans.......................................................      11
How to Buy Shares.....................................................      11
How to Sell Shares....................................................      13
How to Exchange Shares................................................      15
How Each Tomorrow Fund's Share Price is Determined....................      17
Management of the Tomorrow Funds......................................      18
Service Plans.........................................................      19
Dividends and Taxes...................................................      19
Portfolio Brokerage...................................................      21
The Trust.............................................................      21
Investment Performance................................................      23

Risk Considerations and Other Investment Practices and Policies.......      24

Additional Information................................................      32

                                                EXPENSE INFORMATION

         Operating a mutual fund, such as each Tomorrow Fund, involves a variety of expenses for portfolio management, shareholder statements, tax reporting and other services. These costs are paid from a fund's assets and their effect is factored into any quoted share price or performance information.

Shareholder Transaction Expenses are charges you pay when you buy or sell Institutional Class shares of a Tomorrow Fund.

                                                                                                 Post
                                                        Long-Term   Medium-Term   Short-Term     Retire-
                                                          Fund         Fund          Fund        ment Fund#

Maximum Sales Load Imposed on Purchases                   None         None          None          None

Maximum Sales Load Imposed on
   Reinvested Dividends                                   None         None          None          None

Deferred Sales Load                                       None         None          None          None

Redemption Fees                                           None         None          None          None

Exchange Fees                                             None         None          None          None

         Annual Fund Operating Expenses are paid out of the Tomorrow Funds' assets. Each Tomorrow Fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts. The following are estimates and are calculated as a percentage of average net assets.

                                                                                                 Post-
                                                        Long-Term   Medium-Term   Short-Term     Retire-
                                                        Fund        Fund          Fund           ment Fund#

Management Fee (after voluntary waiver)                  0.00%*       0.00%*        0.00%*        0.00*%
12b-1 Fee                                                 0.00%        0.00%         0.00%        0.00%
Other Expenses (after expense limitation)1               1.50%*       1.50%*        1.50%*        1.40%*
                                                         ------       ------        ------        ------

Total Fund Operating Expenses
   (after expense limitation)                            1.50%*       1.50%*        1.50%*        1.40%*
                                                         ======       ======        ======        ======

Example: Hypothetically assume that each Tomorrow Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, you would have paid the following expenses if you closed your account after the number or years indicated:

                                                                                                  Post-
                                                        Long-Term   Medium-Term   Short-Term      Retire-
                                                        Fund        Fund          Fund            ment Fund#

         After 1 Year                                      $15          $15           $15           $14

         After 3 Years                                     $48          $48           $48           $45

                                   -3-





         The purpose of the above table and Example is to assist you in understanding the various costs and expenses of the Institutional Class shares of the Tomorrow Funds that an investor will bear directly or indirectly. See page 19. The Tomorrow Funds are newly organized and have no operating history.
The figures shown in the table under the caption "Other Expenses" and in the hypothetical example are based on estimates of the Tomorrow Funds' expenses for the fiscal year ending December 31, 1996. The expenses set forth above do not reflect changes and expenses that may be applicable to a holder of a Variable
Contract or participant in a qualified plan. Please refer to your separate account prospectus or qualified plan documents, as the case may be.


 ---------------

         # As of the date of this Prospectus, the Post-Retirement Fund is not available for purchase. Contact WPG for the latest information.

         1 Other expenses include service fees payable under a non-Rule 12b-1 service plan for the benefit of qualified pension or retirement plans. See "Service Plans" on page 19.

         * The Adviser has voluntarily agreed to limit temporarily the operating expenses (excluding Rule 12b-1 fees applicable to Adviser Class shares, service fees applicable to Institutional Class shares, any other class-specific expenses, litigation, indemnification and other extraordinary expenses) of the Long-Term, Medium-Term and Short-Term Funds to 1.25% of their respective average daily net assets and such operating expenses of the Post-Retirement Fund to 1.15% of its average daily net assets. Each Tomorrow Fund will reimburse the Adviser for fees foregone or other expenses paid by the Adviser pursuant to this expense limitation in later years in which operating expenses for that Tomorrow Fund are less than the expense limitations set forth above for any such year. See page 19. In the absence of this agreement, Management Fees would be 0.75%, 0.75%, 0.75% and 0.65%, respectively, Other Expenses are estimated to be approximately 2.96%, 1.95%, 1.76% and 4.49%, respectively, and Total Fund Operating Expenses are estimated to be approximately 3.71%, 2.70%, 2.51% and 5.14%, respectively, of the average daily net assets attributable to the Institutional Class shares of the Long-Term Fund, Medium-Term Fund, Short-Term Fund and Post-Retirement Fund.

The Tomorrow Funds' imposition of a service fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                      INVESTMENT OBJECTIVES AND POLICIES

 What are the Investment Objectives and Policies of the Tomorrow Funds?

         The Tomorrow Funds seek to provide investors of all ages who participate in qualified retirement plans with an asset allocation strategy designed to address their retirement funding needs. Each Tomorrow Fund other than the Post-Retirement Fund seeks to maximize total return while also increasingly emphasizing current income and capital preservation as the average age of the target class of investors in that particular Tomorrow Fund increases. The Post-Retirement Fund seeks to provide investors with an asset allocation strategy designed to maximize total return, with an emphasis on current income, consistent with capital preservation.

LONG-TERM FUND             seeks to satisfy the retirement goals of
                           investors who are currently between 22 and 35 years of age and with an average remaining life expectancy of 50 years or more.

MEDIUM-TERM FUND           seeks to satisfy the retirement goals of
                           investors who are currently between 36 and 50 years of age and with an average remaining life expectancy in the range of 35-50 years.

SHORT-TERM FUND            seeks to satisfy the retirement goals of
                           investors who are currently between 51 and 65 years of age and with an average remaining life expectancy in the range of 20-30 years.

POST-RETIREMENT FUND       seeks to satisfy the goals of investors who seek to
                           maximize total return, with an emphasis on current income, consistent with capital preservation.

         Each Tomorrow Fund invests its assets, in varying amounts, in equity and fixed-income securities of all types (the "Categories"). The amount of assets allocated to equity securities is currently invested, in varying amounts, among large capitalization stocks, medium capitalization stocks, small capitalization stocks and, indirectly through other investment companies, foreign securities (the "Subcategories"). From time to time, the Adviser may select Subcategories for the fixed-income Category. Further Subcategories may be selected in addition to or as a substitute for any of the current Subcategories.

         As the average age of the target class of investors in a Tomorrow Fund increases over time, the particular Tomorrow Fund adjusts the mix of its assets allocated between equity and fixed-income securities, and allocated, directly or indirectly, among large, medium and small capitalization stocks and foreign securities, to reflect a level of risk that the Adviser considers appropriate for investors in that target age class, in general, given their investment time horizon. The Post-Retirement Fund maintains a stable mix of its assets invested (within defined ranges) in equity and fixed-income securities based on the current outlook for such securities.

         Typically, the longer the average life expectancy of the target class of investors in a Tomorrow Fund, the greater the allocation of assets of that Tomorrow Fund to securities with higher growth potential and, correspondingly, more risk, such as small capitalization stocks. Conversely, the shorter the average life expectancy of the target class of investors in a Tomorrow Fund, the greater the emphasis on current income and capital preservation of assets and, therefore, the greater the allocation of assets of that Tomorrow Fund to fixed-income securities. Each Tomorrow Fund will be managed more conservatively as the average age of its target class of investors increases. For example, assuming that current market conditions remain the same, at a point fifteen years from now, the strategic asset composition of the Long-Term Fund could be expected to look like the current strategic asset composition of the Medium-Term Fund. On the date of this Prospectus, the anticipated strategic asset allocation mix within the Tomorrow Funds' portfolios would be approximately as follows:



[Graphic Material Omitted: Four pie charts demonstrating the asset allocations of each Tomorrow Fund. The pie chart applicable to the Long-Term Fund reflects the following asset allocations: large capitalization stocks - 30%, medium capitalization stocks - 20%, small capitalization stocks - 25%, foreign equities - 5%, and fixed-income securities - 20%. The pie chart applicable to the Mid-Term Fund reflects the following asset allocations: large capitalization stocks - 35%, medium capitalization stocks - 15%, small capitalization stocks - 15%, foreign equities - 5%, and fixed-income securities - 30%. The pie chart applicable to the Short-Term Fund reflects the following asset allocations: large capitalization stocks - 40%, medium capitalization stocks - 10%, small capitalization stocks - 10%, and fixed-income securities - 40%. The pie chart applicable to the Post-Retirement Fund reflects the following asset allocations: large capitalization stocks - 30%, and fixed-income securities - 70%.]



-------------
* The Long-Term Fund and the Medium-Term Fund will currently invest their assets allocated to foreign securities in shares of other open-end and/or closed-end investment companies that will invest primarily in equity securities of foreign issuers. See "Foreign Securities" on page 9.


         The strategic asset allocation mix represents the way that the Tomorrow Funds' investments will generally be allocated in the near-term. A Tomorrow Fund's actual asset allocation mix between equity and fixed-income securities and among large, medium and small capitalization stocks and foreign securities, as applicable, are expected to vary based on the Adviser's evaluation of anticipated relative returns and risks between and among such securities in the near-term future. The Adviser will review strategic asset allocations at least semiannually and will adjust the asset allocations, if necessary, at that time. Additionally, the strategic asset allocation mix of each Tomorrow Fund (other than the Post-Retirement Fund) will be adjusted as necessary to reflect a level of risk that the Adviser considers appropriate for investors in that target class, in general, given their investment time horizon.

         The Trustees of the Trust anticipate that it will be necessary to change, from time to time, the names of each of the Long-Term, Medium-Term and Short-Term Funds to reflect the decreasing time period to retirement of each such Fund's target class of investors. As the average age of the target class of investors in a Tomorrow Fund approaches that of the Post-Retirement Fund, it is also anticipated that each Tomorrow Fund's assets may begin to decrease as a result of investor withdrawals. At such time, the Trustees of the Trust will consider what action would be appropriate to protect the interests of remaining shareholders, including a combination with the Post-Retirement Fund.

         You are encouraged to select a particular Tomorrow Fund for investment based on your current age and the length of the period during which you expect to maintain your investment. You may invest in more than one Tomorrow Fund in order to achieve a personalized investment program. Before investing in the Tomorrow Funds, you should consider your personal tolerance for risk recognizing that each Tomorrow Fund is designed and managed to satisfy the retirement goals of investors in a target age group with a corresponding average life expectancy who anticipate retiring at approximately age 65. You should also recognize that the strategic asset allocation of each Tomorrow Fund and the particular securities in which each Tomorrow Fund invests are determined based upon the average age of the particular Tomorrow Fund's target class of investors. Because the Tomorrow Funds are managed to satisfy retirement goals based upon average life expectancy, the Tomorrow Funds may invest their assets in higher risk/higher reward securities than mutual funds designed for investors based solely on retirement dates. In addition, you should recognize that each Tomorrow Fund is managed with the goal of achieving a different risk/reward ratio, with the Long-Term Fund seeking the highest risk/reward ratio and the Post-Retirement Fund seeking the lowest risk/reward ratio among the Tomorrow Funds. Each Tomorrow Fund (other than the Post-Retirement Fund) will be managed to achieve an increasingly conservative risk/reward ratio as the average age of the target class of investors in that particular Tomorrow Fund increases.

                                  Risk/Reward Ratio

                           Higher                             Lower
       -----------------------------------------------------------------------
         Long-Term         Medium-Term        Short-Term       Post-Retirement
           Fund               Fund               Fund               Fund

         The investment policies, including each Tomorrow Fund's investment objective, described in this Prospectus are non-fundamental policies which may be changed by the Trustees without the approval of shareholders. If there is a change in a Tomorrow Fund's investment objective, shareholders should consider whether that Tomorrow Fund remains an appropriate investment in light of their then current financial positions and needs. Each Tomorrow Fund has adopted certain fundamental policies which may not be changed without the approval of the applicable Tomorrow Fund's shareholders. See "Investment Restrictions" on page 31.

In what types of securities do the Tomorrow Funds invest?


         Each Tomorrow Fund allocates its assets between equity and fixed-income securities. The equity Category includes equity securities of all types. The fixed-income Category includes all varieties of fixed-income instruments. Some types of securities can be considered as both equity and fixed-income securities, such as shares of real estate investment trusts. The Tomorrow Funds may also make other investments that are not considered either an equity or fixed-income security, such as options and futures. For further information concerning the equity and fixed-income securities in which the Tomorrow Funds may invest, see "Risk Considerations and Other Investment Practices and Policies" beginning on page 24 of this Prospectus.


         While each Tomorrow Fund invests in substantially the same equity and fixed-income securities, the amount of each Tomorrow Fund's assets allocated to equity and fixed-income securities, and thus in particular securities, differs. However, it is expected that the relative percentage that a particular equity or fixed-income security represents within the equity and fixed-income Categories and the large, medium and small capitalization stock and foreign securities Subcategories ordinarily will remain substantially the same.

         Each Tomorrow Fund may, but is not required to, utilize various investment strategies and techniques to hedge various market risks (such as broad or specific equity or fixed-income market movements and interest rate risk), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. The investment strategies and techniques used by the Tomorrow Funds and the instruments in which they invest may change over time as new techniques, strategies and instruments are developed or regulatory changes occur. In the course of pursuing their investment objectives, the Tomorrow Funds may: (i) purchase and write (sell) put and call options on securities and indices; (ii) purchase and sell financial futures contracts and options thereon; (iii) lend portfolio securities; (iv) enter into repurchase agreements and mortgage dollar roll transactions; (v) purchase securities on a forward commitment, when-issued or delayed delivery basis; (vi) invest in restricted, illiquid and structured securities; (vii) invest in other investment companies and shares of real estate investment trusts ("REITs"); and (viii) invest in securities of unseasoned issuers. For further information concerning the securities in which the Tomorrow Funds may invest and the investment strategies and techniques they may employ, see "Risk Considerations and Other Investment Practices and Policies" beginning on page 24 of this Prospectus.


Equity Securities

         A Tomorrow Fund's assets allocated to equity securities is currently invested, in varying amounts, among large capitalization stocks, medium capitalization stocks, small capitalization stocks and, indirectly through other investment companies, foreign securities. Please refer to the charts on page 6 of this Prospectus for the current strategic allocation of a Tomorrow Fund's assets among these securities.

Large, Medium and Small Capitalization Stocks.
         With respect to the assets of each Tomorrow Fund allocated to large, medium and small capitalization stocks, the Adviser seeks to provide, using a quantitative methodology, investment results that exceed the performance of an appropriate "Benchmark Index." To seek to achieve this objective, the assets that are allocated separately to large, medium and small capitalization stocks will, under normal market conditions, be invested in a portfolio of securities that is considered more "efficient" than the applicable Benchmark. An efficient portfolio is one that has the maximum expected return for any level of risk. The efficient mix of securities is established mathematically, taking into account the expected return and volatility of returns for each security in a given universe, as well as the historical price relationships between different securities in the universe.

             Subcategory                          Benchmark
    Large Capitalization Stocks       Standard & Poor's 500 Composite Stock
                                         Price Index
    Medium Capitalization Stocks      Standard & Poor's 400 MidCap Index
    Small Capitalization Stocks       Russell 2000 Index

         To implement this strategy with respect to a Subcategory, the Adviser compiles the historical price data of all securities which comprise the applicable Benchmark. The Adviser may eliminate a security from consideration if it considers the security to have an inadequate or misleading price history. Using historical price data, the Adviser constructs and analyzes a complete matrix of all the possible price relationships between the securities in the applicable Benchmark.


         Using a sophisticated software program that incorporates risk reduction techniques developed by investment professionals of the Adviser, the Adviser constructs a number of portfolios separately with respect to each Tomorrow Fund's assets that are allocated to large, medium and small capitalization stocks, which portfolios are believed to have optimized risk/reward ratios. From these alternative portfolios, the Adviser selects the combination of securities, together with their appropriate weightings, that the Adviser believes will comprise the optimal portfolio for each Subcategory. It is expected that the optimal portfolio for each Subcategory will not include all the stocks in and will be weighted differently than the applicable Benchmark. The optimal portfolio for each Subcategory is designed to have a return greater than, but highly correlated with, the return of its Benchmark. Please see "Quantitative Methodology" in the SAI for a further description of how the Adviser constructs and maintains an optimal portfolio for the large, medium and small capitalization Subcategories. No quantitative methodology or technical analysis, including the Adviser's, has ever been objectively proven to provide enhanced investment return and reduced investment risk in actual long-term portfolio results.


Foreign Securities

         The Adviser intends to invest the Long-Term Fund's and the Medium-Term Fund's assets allocated to foreign securities in shares of other open-end and/or closed-end investment companies. Such other investment companies will invest their assets primarily in equity securities of foreign issuers. It is anticipated that none of the Tomorrow Funds, including the Long-Term Fund and the Medium-Term Fund, will currently invest directly in foreign securities. The Adviser will seek to select for investment other investment companies whose underlying securities, when aggregated, resemble the composition of the Morgan Stanley Europe, Australia, Far East Index ("EAFE Index"). There can be no assurance that the Adviser will be successful in selecting such investment companies. See "Risk Considerations and Other Investment Practices and Policies
- Other Investment Companies" on page 28 of this Prospectus and "Foreign Securities" in the SAI.

Fixed-Income Securities

         Each Tomorrow Fund will invest those assets which are allocated to fixed-income securities in a broad range of fixed-income securities, including bonds, notes, mortgaged-backed and asset-based securities, preferred stock, convertible debt securities, zero coupon and capital appreciation bonds issued by U.S. corporations or other entities or by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises. The Tomorrow Funds limit their investments in fixed-income securities to those that are rated, at the time of purchase, investment grade or, if not rated, determined by the Adviser to be of equivalent credit quality to securities so rated. Fixed-income securities may pay interest on a fixed, variable, floating, contingent, in-kind or deferred basis. There is no limit on the average dollar-weighted maturity or duration of a Tomorrow Fund's portfolio or on the maturity or duration of any individual fixed-income security purchased by a Tomorrow Fund. Because each Tomorrow Fund will invest in substantially the same fixed-income securities but in different amounts based on the particular Tomorrow Fund's strategic asset allocation, the average dollar-weighted effective maturity and duration of the Tomorrow Funds' fixed-income securities will be substantially the same. Currently, it is expected that under normal circumstances, the average duration of the Tomorrow Funds' assets allocated to fixed-income securities will be in the intermediate range. For further information concerning the fixed-income securities in which the Tomorrow Funds may invest, see "Risk Considerations and Other Investment Practices and Policies" beginning on page 24 of this Prospectus.

Risk Factors

         There is no assurance that any Tomorrow Fund will achieve its investment objective. Because each Tomorrow Fund owns different types of investments, its performance is affected by a variety of factors. The value of a Tomorrow Fund's investments and the income they generate (and, therefore, its net asset value) will vary from day to day, and generally reflect interest rates, market conditions, and other company, political and economic news. The Tomorrow Funds' performance also depends on the Adviser's skill in allocating assets. When you sell your shares, they may be worth more or less than what you paid for them.

         In general, the value of the Tomorrow Funds' investments in fixed-income securities rises when interest rates fall, and vice versa. Although fixed-income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates, longer-term fixed-income securities are generally more sensitive to interest changes than shorter-term fixed-income securities. Investing in REITs involves risks in addition to those associated with fixed-income securities. REITs may be affected by changes in the value of the underlying property and by the quality of any credit extended, are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency. The risks associated with the Tomorrow Funds' transactions in options, futures and other types of derivative securities including mortgage-backed, asset-backed and structured securities may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk.


         For a further discussion of the risks associated with an investment in the Tomorrow Funds, please see "Risk Considerations and Other Investment Practices and Policies" beginning on page 24 of this Prospectus.


                              ELIGIBLE INVESTORS

         Institutional Class shares of the Tomorrow Funds are designed to provide investment vehicles for variable annuity and variable life insurance contracts ("Variable Contracts") of various insurance companies' separate accounts ("Separate Accounts"). Institutional Class shares of the Tomorrow Funds may also be purchased for the account of qualified pension or retirement plans ("Qualified Plans"). Qualified Plans include: Qualified plans and trusts under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), annuity plans under Code Section 403(a), Code Section 403(b) annuities and custodial accounts, certain governmental plans, simplified employee pension plans, deferred compensation arrangements under Code Section 457(b) and certain Individual Retirement Accounts ("IRAs"). IRAs that may invest in Institutional Class shares of the Tomorrow Funds are limited to those established for the benefit of: (a) current and former Trustees and officers of the Trust; (b) current and former principals and employees of the Adviser; (c) directors, officers and employees of companies and their affiliates that have an advisory relationship with the Adviser; (d) directors, officers and employees of companies and their affiliates serving in an advisory capacity to sponsors of Qualified Plans and (e) members of the immediate families of any of the foregoing persons.

         Should you have any questions as to whether you are an eligible investor in Institutional Class shares of the Tomorrow Funds, please call WPG at 1-800-223-3332.


                      INSURANCE COMPANY SEPARATE ACCOUNTS

         Because holders of Variable Contracts may not purchase or redeem Institutional Class shares of the Tomorrow Funds directly, you should read the prospectus of your insurance company Separate Account to obtain instructions for purchasing a Variable Contract. Variable Contracts may or may not make investments in all the Tomorrow Funds described in this Prospectus.

         Separate Accounts purchase and redeem Institutional Class shares of the Tomorrow Funds at their respective net asset values. Redemptions will be effected by Separate Accounts to meet obligations under Variable Contracts. Insurance companies who wish to designate Institutional Class shares of the Tomorrow Funds as investment vehicles for their Separate Accounts should contact WPG at 1-800-223-3332.

                               QUALIFIED PLANS

         The following information describes how participants in Qualified Plans may arrange to buy, sell (redeem) and exchange Institutional Class shares of the Tomorrow Funds for the account of their Qualified Plans.

 A.      HOW TO BUY SHARES

Through whom may Institutional Class shares of the Tomorrow Funds be purchased for Qualified Plans?

         Because you may not purchase Institutional Class shares of the Tomorrow Funds directly, all orders to purchase Institutional Class shares must be made through the trustee, custodian, plan administrator or other fiduciary (each a "Plan Fiduciary") of your Qualified Plan. If the monies you wish to invest in the Tomorrow Funds are maintained in a Qualified Plan sponsored by your employer, please consult with your employer for information about how to purchase shares of the Tomorrow Funds. If the monies you wish to invest in the Tomorrow Funds are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to purchase shares of the Tomorrow Funds.

         You may establish an IRA with the Trust's custodian, Boston Safe Deposit and Trust Company ("Boston Safe"), through which you may invest in the Tomorrow Funds. Additionally, you may invest in the Tomorrow Funds by "rolling over" an existing IRA into an IRA maintained by Boston Safe. Please call WPG at 1-800-223-3332 for information regarding how to establish an IRA with Boston Safe.

What is the minimum investment by Qualified Plans in Institutional Class shares of the Tomorrow Funds?

         Plan Fiduciaries may invest in the Tomorrow Funds for the account of Qualified Plans with as little as $250. There is no minimum amount required for subsequent investments.

At what price are Institutional Class shares of the Tomorrow Funds offered?

         Institutional Class shares of the Tomorrow Funds are sold at the net asset value (NAV) of such shares next determined after The Shareholder Services Group, Inc., the Tomorrow Funds' "Transfer Agent," receives and accepts a purchase order. Purchase orders received and accepted by the Transfer Agent by the close of regular trading on the New York Stock Exchange on any Business Day (currently 4:00 p.m. New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day. Otherwise, orders will be effected at the NAV determined on the next Business Day.

How may Plan Fiduciaries invest in the Tomorrow Funds for the account of their Qualified Plans?

         In order to make an initial investment in a Tomorrow Fund for a Qualified Plan, Plan Fiduciaries must open an account with the Tomorrow Funds by furnishing to WPG the information in the applicable Account Information Form attached to this Prospectus. Please note that there is an Account Information Form applicable to IRAs and an Account Information Form applicable to other Qualified Plans and to insurance company Separate Accounts. Shares of the Tomorrow Funds may be purchased by Plan Fiduciaries for the account of Qualified Plans on any day during which the New York Stock Exchange is open for business (a "Business Day").

Plan Fiduciaries:  To Make an Initial Investment for a Qualified Plan

By Mail:              1.   Make a check payable to the Tomorrow Fund in which
                           you wish to invest.

                      2. Mail the completed Account Information Form and check to WPG.


By Wire:              1.   Call 1-800-223-3332 to open an account and to receive
                           an application. Funds may be wired after the application has been received.

                      2.   Instruct your bank to wire funds to:

                                Boston Safe Deposit and Trust Company
                                WPG Deposit Account No. 12-816-3
                                Bank Routing No. 011-00123-4
                                Specify:
                                    Name of Tomorrow Fund
                                    Institutional Class shares
                                    Account Number
                                    Name(s) in which account is to be registered

                      3.   Mail the completed Account Information Form to WPG.


Plan Fiduciaries:  To Make Further Investments for a Qualified Plan


Automatically:        1.   Use the Automatic Investment Plan.  Sign up for this
                           service when opening an account, or call 1-800-223-
                           3332 to receive a Services Form to add this privilege. Designate the bank or credit union account from which funds will be drawn.

                      2. The amount to be invested will automatically be withdrawn from the designated bank or credit union account on or about the first Business Day of the month or quarter selected.


By Telephone:         1.   Sign up for this service when opening
                           an account, or call 1-800-223-3332 to receive a Services Form to add this privilege. Designate the bank or credit union account from which funds will be drawn. Note that in order to invest by phone, the account must be in a bank or credit union that is a member of the Automated Clearing House system (ACH).


                      2. Once this service has been selected, Plan Fiduciaries may purchase additional shares for the account of their Qualified Plans by calling the Tomorrow Funds' Transfer Agent, The Shareholder Services Group, Inc., toll-free at 1-800-223- 3332.

                      3. Give the Transfer Agent representative the name(s) in which the account is registered, the Tomorrow Fund name, Institutional Class shares, the account number, and the amount of the investment.


                      4. An investment will normally be credited to the Qualified Plan account upon receipt of payment.

                           During periods of extreme economic conditions or
                      market changes, requests by telephone may be difficult to make due to heavy volume. During such times please consider placing purchase orders by mail.

By Mail:              1.   Include a note with the investment specifying:

                                   Name of the Tomorrow Fund
                                   Institutional Class shares
                                   Account Number
                                   Name(s) in which account is registered

                      2. Make the check payable to the Tomorrow Fund in which you wish to or are instructed to invest. Indicate the account number on the check.

                      3. Mail the account information and check to the Transfer Agent at the address indicated on the back cover of this Prospectus.

By Wire:              Instruct the bank to wire funds to:


                           Boston Safe Deposit and Trust Company
                           WPG Deposit Account No. 12-816-3
                           ABA Routing No. 011-00123-4
                           For credit to:
                                   Name of Tomorrow Fund
                                   Institutional Class shares
                                   Your Account Number
                                   Name(s) in which account is registered


         Other Purchase Information. Each Tomorrow Fund reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. As a condition of this offering, if your purchase is cancelled due to nonpayment or because your check does not clear (and, therefore, your account is required to be redeemed), you will be responsible for any loss incurred by the Tomorrow Fund(s) affected. All purchases must be made in U.S. dollars. Checks drawn on foreign banks will delay purchases until U.S. funds are received and a collection charge may be imposed. In such cases, Institutional Class shares of the Tomorrow Funds are priced at the net asset value computed after the Transfer Agent receives notification of the dollar equivalent from the Tomorrow Funds' custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m. New York City time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information.

         Acquiring Shares of the Tomorrow Funds in Exchange for Securities. Shares of the Tomorrow Funds may be purchased in whole or in part by delivering to the Tomorrow Funds' custodian, Boston Safe, securities acceptable to WPG. Please see "In-Kind Purchases" in the SAI for the terms and conditions of these transactions.

 B.      HOW TO SELL SHARES

How may Institutional Class shares of the Tomorrow Funds be redeemed for Qualified Plans?

         Subject to the restrictions (if any) imposed by your Qualified Plan, you can arrange to sell or "redeem" some or all of your shares on any Business Day. All orders to redeem Institutional Class shares of the Tomorrow Funds held for the account of Qualified Plans must be made through your Plan Fiduciary. If the Institutional Class shares you wish to redeem are held for the account of a Qualified Plan sponsored by your employer, please consult with your employer for information about how to redeem shares of the Tomorrow Funds. If the Institutional Class shares you wish to redeem are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to redeem shares of the Tomorrow Funds. Please note that shares may not be redeemed by telephone or telegram, except for exchanges which can be requested by Plan Fiduciaries by telephone or in writing in the case of payments made by check.

At what price are Institutional Class shares of the Tomorrow Funds redeemed?

         Institutional Class shares of the Tomorrow Funds will be redeemed at the share price (NAV) of such shares next calculated after a redemption order is received in good order by the Transfer Agent. Once shares are redeemed, sale proceeds generally are available the next Business Day, but may take up to three Business Days. For your protection, redemption proceeds will not be released until a shareholder's account has been opened and payment for the shares to be redeemed have been received by the Tomorrow Fund, which may take up to fifteen days in the case of payments made by check.

         The net asset value per share received upon redemption or repurchase may be more or less than the original cost of the shares, depending on the market value of the portfolio at the time of redemption or repurchase.


Plan Fiduciaries:  To Redeem Shares for a Qualified Plan

By Mail:              1.   In a written request specify:

                                   Name of the Tomorrow Fund
                                   Institutional Class shares
                                   Account Number
                                   Name(s) in which account is registered
                                   The dollar amount or the number of shares
                                     to be redeemed

                      2. Mail the redemption request to the Transfer Agent at the address indicated on the back cover of this Prospectus.


Automatically         1.   Use the Automatic Withdrawal Plan if the Qualified
(Post-Retirement           Plan account has a total value of at least $10,000.
Fund Only):                Sign up for this service when opening an account,
                           or call 1-800-223-3332 to receive a Services Form to add this privilege.



                      2. The redemption proceeds of $100 or more will automatically be transferred from the shareholder account to the designated address or bank account on or about the first Business Day of the month or quarter selected.


         General Redemption Information. Redemption requests must be received by the Transfer Agent before the close of business on the New York Stock Exchange to receive that day's share price (NAV). A written redemption request must be signed by all registered shareholders for the account using the exact names in which the account is registered or accompanied by executed power(s) of attorney. Unless otherwise specified, redemption proceeds will be sent by check to the record address.

 Plan Fiduciaries may elect to have redemption proceeds wired to a checking or bank account if wire redemptions were authorized when the account was opened or have subsequently been authorized.

         Redemptions may be suspended or postponed during any period in which any of the following conditions exist: the New York Stock Exchange is closed or trading on the Exchange is restricted; an emergency exists during which it is not reasonably practicable for a Tomorrow Fund to dispose of its portfolio securities or to fairly determine its net asset value; or the SEC, by order, so permits.

         Certain requests must include a signature guarantee. A signature guarantee is a widely accepted way to protect you and the Tomorrow Funds from fraud by verifying the signature on your request. A signature guarantee is required if (a) the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account, (b) the redemption request is made for the account of an IRA or
(c) the net asset value of the shares redeemed is $100,000 or more (this requirement may be waived by the Adviser in its discretion).

         The following institutions may provide a signature guarantee, provided that the institution meets credit standards established by the Transfer Agent:
(i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Signature guarantees may not be provided by a notary public.

         Small Accounts. In order to reduce the expense of maintaining numerous small accounts, the Trust reserves the right to redeem any shareholder account (other than an IRA) if, as a result of redemptions, the value of the account is less than $100. Shareholders will be allowed at least 60 days, after written notice by the Trust, to make an additional investment to bring the account value up to at least $100 before the redemption is processed.

         Change in Tax Status. Insurance companies and Plan Fiduciaries are required to notify the Trust through the Transfer Agent if the tax status of their Separate Account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The Trust reserves the right to redeem any fund account of any shareholder whose qualification as a diversified segregated asset account or a qualified pension or retirement plan satisfying the requirements of Treasury Regulation ss. 1.817-5 is revoked or challenged. The Trust will not treat an investor as a qualified pension or retirement plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164.


C.       HOW TO EXCHANGE SHARES

May Institutional Class shares be exchanged for shares of other mutual funds?

         Subject to the terms of your Qualified Plan, Institutional Class shares of a Tomorrow Fund may be exchanged for Institutional Class shares of any other Tomorrow Fund or for Institutional Class shares of Core Large Cap Stock Fund and Core Small Cap Stock Fund. To obtain a current prospectus for the Institutional Class shares of Core Large Cap Stock Fund and Core Small Cap Stock Fund, please call 1- 800-223-3332. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Do sales charges apply to exchanges?

         As is the case with initial purchases of Institutional Class shares of the Tomorrow Funds, exchanges of Institutional Class shares are made without the imposition of a sales charge.

How may I make an exchange for my Qualified Plan?

         Because shares of the Tomorrow Funds are held for the account of Qualified Plans, all orders to exchange shares must be made through your Plan Fiduciary. If the Institutional Class shares you wish to exchange are held for the account of a Qualified Plan sponsored by your employer, please consult with your employer for information about how to exchange shares of the Tomorrow Funds. If the Institutional Class shares you wish to exchange are maintained by your Plan Fiduciary in an IRA or other self- administered Qualified Plan, please consult with your Plan Fiduciary for information about how to exchange shares of the Tomorrow Funds.

Plan Fiduciaries:  To Exchange Shares


 By Phone:            1.   Use the telephone exchange privilege.  The telephone
                           exchange privilege is not available automatically.
                           It is necessary to sign up for this privilege on the Account Application Form when opening an account, or call 1-800-223-3332 to receive a Services Form to add this privilege.


                      2. Once this privilege has been selected, simply call the Transfer Agent toll free at 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. New York City time on any Business Day.

                      3. Give the following information to the Transfer Agent representative:

                                   Name of current Tomorrow Fund
                                   Institutional Class shares
                                   Name of the fund into which the current
                                      Tomorrow Fund shares will be exchanged
                                   Account Number
                                   Name(s) in which your account is registered
                                   The dollar amount or the number of shares to
                                      be exchanged

By Mail:              1.   Mail a written request to the Transfer Agent at the
                           address listed on the back cover of this Prospectus specifying:

                                   Name of current Tomorrow Fund
                                   Institutional Class shares
                                   Name of the fund into which the current
                                      Tomorrow Fund shares will be exchanged
                                   Account Number
                                   Name(s) in which your account is registered
                                   The dollar amount or the number of shares to
                                      be exchanged

                      2. The exchange request must be signed by all registered holders for the account using the exact names in which the account is registered or accompanied by executed power(s) of attorney.

         General Exchange Information. Shares exchanged are valued at their respective net asset values next determined after the exchange request is received by the Transfer Agent. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) the minimum amount for exchanging from one fund into another fund is $100 or the total value of your fund account (if less than $100) and must satisfy the minimum account size of the fund to be exchanged into.

         To confirm that telephone exchange requests are genuine, the Trust employs reasonable procedures, such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If the Trust does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or unauthorized telephone exchange request. Otherwise, neither the Trust nor its agents will be liable for any loss incurred by a shareholder as the result of following instructions communicated by telephone that they reasonably believed to be genuine. The Trust reserves the right to refuse any request made by telephone and may limit the dollar amount involved or the number of telephone requests made by any shareholder. During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times please consider placing your order by mail.

         To prevent abuse of the exchange privilege to the detriment of other shareholders, the Trust limits the number of exchanges and purchase/redemption transactions by any one shareholder account (or group of accounts under common management) to a total of six transactions per year. This policy applies to exchanges into or out of any series of the Trust and any pair of transactions involving a purchase of shares of any series of the Trust followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same series. If a Plan Fiduciary violates this policy, his/her future purchases of, or exchanges into, the series of the Trust may be permanently refused. This policy does not prohibit redemptions of shares of any series. This policy may be waived by WPG in its discretion. Further, the exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.


                 HOW EACH TOMORROW FUND'S SHARE PRICE IS DETERMINED

         The net asset value per share of a class of a Tomorrow Fund is determined by dividing the value of its assets, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value is normally calculated as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m. New York City time) on each Business Day. Different classes of shares of the Tomorrow Funds may have different net asset values.

         Portfolio securities (other than certain money market instruments) are valued primarily based on market quotations or, if market quotations are not available, at fair market value as determined in good faith by a valuation committee appointed by the Trustees. In accordance with procedures adopted by the Trustees, each Tomorrow Fund may use pricing services to value fixed-income investments.

                        MANAGEMENT OF THE TOMORROW FUNDS

 Trustees

         Each Tomorrow Fund is a separate investment series of Tomorrow Funds Retirement Trust, a Delaware business trust (the "Trust"). Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

         Weiss, Peck & Greer, L.L.C., One New York Plaza, New York, New York 10004 serves as the investment adviser to each Tomorrow Fund pursuant to an investment advisory agreement. The Adviser, a privately held limited liability company with over 20 years' experience as an investment adviser to individual and institutional clients, has, together with its affiliates, approximately $13 billion under management. Subject to the supervision and direction of the Trustees, the Adviser manages each Tomorrow Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Tomorrow Fund and places orders to purchase and sell securities on behalf of the Tomorrow Fund. For these services, Post-Retirement Fund pays the Adviser a monthly fee equal on an annual basis to 0.65% of its average daily net assets and the other Tomorrow Funds each pay the Adviser a monthly fee equal on an annual basis to 0.75% of the Tomorrow Fund's average daily net assets. The advisory fee paid by the Long-Term, Medium-Term and Short-Term Funds, which is greater than that paid by most funds, reflects the added complexity and additional expenses associated with these Tomorrow Funds' investment strategies.

         The Adviser supervises the portfolio management of the Tomorrow Funds through the Adviser's Asset Allocation Committee, which meets on a regular basis to evaluate, among other things, the strategic asset allocation mix between equity and fixed-income securities and among large, medium and small capitalization and foreign stocks. Joseph N. Pappo has been primarily responsible since the Tomorrow Funds' inception for the day-to-day management of the assets of each Tomorrow Fund allocated to large, medium and small capitalization stocks. Mr. Pappo has been a principal of the Adviser since 1994. Prior to joining WPG, Mr. Pappo was the founder and president of Eden Financial Group which was acquired by WPG in 1991. Daniel S. Vandivort has been primarily responsible since the Tomorrow Funds' inception for the day-to-day management of the assets of each Tomorrow Fund allocated to fixed-income securities. Mr. Vandivort has been a principal of the Adviser since November, 1994. Prior thereto, Mr. Vandivort served in various capacities with CS First Boston Investment Management, including Managing Director and Head of U.S. Fixed Income and Senior Portfolio Manager and Director, Global Product Development and Marketing.

         The Adviser has voluntarily agreed to limit temporarily the operating expenses (excluding Rule 12b-1 fees applicable to the Adviser Class shares, service fees applicable to the Institutional Class shares, any other class-specific expenses, litigation, indemnification and other extraordinary expenses) of the Long-Term, Mid-Term and Short-Term Funds to 1.25% of their respective average daily net assets and such operating expenses of the Post-Retirement Fund to 1.15% of its average daily net assets. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

         From time to time, the Adviser may compensate insurance companies or their affiliates who hold Institutional Class shares of the Tomorrow Funds for the account of their customers for providing a variety of record-keeping, administrative, marketing and/or shareholder support services. This compensation, which may be paid at a rate up to 0.25% of the net asset value of Institutional Class shares held for the account of those customers depending on the nature, extent and quality of the services provided, will be paid from the Adviser's own resources and not from the assets of any Tomorrow Fund.

Administrator

         Pursuant to an administration agreement with each Tomorrow Fund, WPG provides personnel for supervisory, administrative, accounting, shareholder services and clerical functions; oversees the performance of administrative and professional services to the Tomorrow Funds by others; provides office facilities, furnishings and office equipment; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. As compensation for the services rendered to the Tomorrow Funds as Administrator, WPG is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.09% of each Tomorrow Fund's average daily net assets. The administrative fee for each Tomorrow Fund is reviewed and approved annually by the Trustees.

Expenses

         Each Tomorrow Fund bears all expenses of its operation, subject to the expense limitation agreement described above. In particular, each Tomorrow Fund pays: investment advisory fees; administration fees; service fees with respect to the Institutional Class shares; distribution and service fees with respect to the Adviser Class shares; custodian and transfer agent expenses; legal and accounting fees and expenses; expenses of preparing, printing, and distributing Prospectuses and SAIs to existing shareholders, and shareholder communications and reports; expenses of computing its net asset value per share; federal and state registration fees and expenses with respect to its shares; proxy and shareholder meeting expenses; expenses of issuing and redeeming its shares; independent trustee fees and expenses; expenses of bond, liability, and other insurance coverage; brokerage commissions; taxes; trade association fees; and certain non-recurring and extraordinary expenses. In addition, the expense of organizing the Tomorrow Funds and initially registering and qualifying their shares under federal and state securities laws are being charged to the Tomorrow Funds' operations, as an expense, over a period not to exceed 60 months from the Tomorrow Funds' inception date.

         Each Tomorrow Fund will reimburse the Adviser for fees foregone or other expenses paid by the Adviser pursuant to this expense limitation in later years in which operating expenses for that Tomorrow Fund are less than the expense limitations set forth above for any such year. No interest, carrying or finance charge will be paid by a Tomorrow Fund with respect to the amounts representing fees foregone or other expenses paid. In addition, no Tomorrow Fund will pay any unreimbursed amounts to the Adviser upon termination of its investment advisory agreement.


                                 SERVICE PLANS

         The Trust, on behalf of each Tomorrow Fund, has adopted a service plan pursuant to which each Tomorrow Fund pays service fees at an aggregate annual rate of up to 0.25% of a Tomorrow Fund's average daily net assets attributable to Institutional Class shares (the "Service Plans"). The service fee is payable for the benefit of Qualified Plans and is intended to be compensation to Plan Fiduciaries for providing personal services and/or account maintenance services to participants in Qualified Plans who beneficially own Institutional Class shares of the Tomorrow Funds. The Trust, on behalf of the applicable Tomorrow Fund, will make quarterly payments to Plan Fiduciaries, for the benefit of their Qualified Plans, based on the average net asset value of the Institutional Class shares which are attributable to the Qualified Plans.


                                DIVIDENDS AND TAXES

         Each Tomorrow Fund is treated as a separate entity for federal income tax purposes and intends to elect to be treated as a "regulated investment company" under the Internal Revenue Code and to qualify for such treatment for each taxable year. To qualify as such, each Tomorrow Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. Each Tomorrow Fund also intends to satisfy certain additional diversification requirements applicable under Section 817(h) of the Internal Revenue Code in order to permit investments in Institutional Class shares of the Tomorrow Funds by insurance company Separate Accounts that fund Variable Contracts, which are subject to such requirements. It is possible that in order to satisfy the applicable diversification requirements, investment decisions may be made which would affect either positively or negatively the investment performance of a Tomorrow Fund. As a regulated investment company, each Tomorrow Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Internal Revenue Code.

         Participants in Qualified Plans may be eligible for tax deferral on distributions a Qualified Plan receives from a Tomorrow Fund and gains that arise from a Qualified Plan's dispositions of Fund shares. This Prospectus does not describe in any respect such tax treatment. Please consult your Plan Fiduciary or tax adviser.

         Under current tax law, dividends or capital gain distributions from a Tomorrow Fund are not currently taxable if properly allocable to reserves for a Variable Contract. For a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, refer to the prospectus of the insurance company Separate Account.

         It is suggested that holders of Variable Contracts and participants in Qualified Plans keep all statements received from their insurance company or Qualified Plan to assist in personal recordkeeping.

         Each Tomorrow Fund intends to distribute all of its net investment income and net capital gains each year. Income dividends, if any, will be declared and distributed monthly for Post-Retirement Fund. Income dividends, if any, will be declared and distributed at least annually by each other Tomorrow Fund. Net short-term and long-term capital gains of each Tomorrow Fund, if any, realized during the taxable year will be distributed no less frequently then annually. Dividends derived from each Tomorrow Fund's net investment income (including dividends, interest and recognized market discount income), and net short- term capital gains received by a Tomorrow Fund are treated as ordinary income under the Internal Revenue Code. Distributions from each Tomorrow Fund's net long-term capital gains are treated as long-term capital gains under the Internal Revenue Code, regardless of how long shares of the Tomorrow Funds have been held.

Reinvestment of Income Dividends and Capital Gains Distributions

         Unless a Plan Fiduciary elects otherwise, as permitted in the Account Information Form, income dividends and capital gains distributions with respect to a Tomorrow Fund will be reinvested in additional Institutional Class shares of that Tomorrow Fund and will be credited to the Qualified Plan's account with that Tomorrow Fund at the net asset value per share next determined as of the ex-dividend date. Both income dividends and capital gains distributions are paid by the Tomorrow Fund on a per share basis. As a result, at the time of such payment, the net asset value per share of a Tomorrow Fund will be reduced by the amount of such payment. Although income dividends and capital gains distributions by the Tomorrow Funds may not give rise to current tax liability for the categories of shareholders permitted to invest in the Tomorrow Funds, participants in Qualified Plans may be subject to tax on all or a portion of their distributions from such Plans or upon the failure of such Plans to maintain their qualified status under complex Internal Revenue Code provisions concerning which a tax adviser should be consulted. Withdrawals or other payments to Variable Contract holders from insurance company Separate Accounts may also be taxable. Participants in Qualified Plans who wish to change the manner in which income dividends and capital gains distributions are received by their Qualified Plans should contact their Plan Fiduciaries. Written notification of such change must be received by the Transfer Agent at least ten days before the next scheduled distribution.

                              PORTFOLIO BROKERAGE

         In effecting securities transactions, the Tomorrow Funds generally seek to obtain the best price and execution of orders under the circumstances. Commission rates are a component of price and are considered along with other factors, including the ability of the broker to effect the transaction, and the broker's facilities, reliability and financial responsibility. Subject to the foregoing, the Tomorrow Funds intend to utilize WPG as their primary broker in connection with the purchase and sale of exchange-traded portfolio securities. As the Tomorrow Funds' primary broker, WPG will receive brokerage commissions from the Tomorrow Funds, limited to the "usual and customary broker's commission" specified by the 1940 Act. The Tomorrow Funds intend to continue to use WPG as their primary broker on exchange-traded securities, provided WPG is able to provide execution at least as favorable as that provided by other qualified brokers.

         The Trustees of the Trust have developed procedures to limit the commissions received by WPG to the "usual and customary broker's commission" standard specified by the 1940 Act. On a quarterly basis, the Trustees review the securities transactions of each Tomorrow Fund effected by WPG to assure their compliance with such procedures.

         The Tomorrow Funds will also execute their portfolio transactions through qualified brokers other than WPG. In selecting such other brokers, WPG considers the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers. Accordingly, the commissions paid to any such broker may be greater than the amount another firm might charge, provided WPG determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage services and research information provided by such broker. Such information may be used by WPG (and its affiliates) in managing all of its accounts and not all of such information may be used by WPG in managing the Tomorrow Funds. In selecting other brokers for a Tomorrow Fund, WPG may also consider the sale of shares of the Tomorrow Fund effected through such other brokers as a factor in its selection, provided that Tomorrow Fund obtains the best price and execution of orders under the circumstances.

         Money market securities and other fixed-income securities, as well as certain equity securities, in which the Tomorrow Funds invest are traded primarily in the over-the-counter ("OTC") market. For transactions effected in the OTC market, financial intermediaries (i.e., dealers) act as principal rather than as agent and receive a "spread" rather than a commission. The Tomorrow Funds intend to deal with the primary market-makers with respect to OTC securities, unless a more favorable result is obtainable elsewhere.


                                   THE TRUST

         Tomorrow Funds Retirement Trust is an open-end management investment company (commonly referred to as a mutual fund) organized as a Delaware business trust under an Agreement and Declaration of Trust dated June 21, 1995 (the "Declaration"). The Trust has authorized an unlimited number of shares of beneficial interest.


         As of the date of this Prospectus, the shares of the Trust are divided into six series: Tomorrow

Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund, Tomorrow Short-Term Retirement Fund, Tomorrow Post-Retirement Fund, Core Large-Cap Stock Fund and Core Small-Cap Stock Fund. The Trust reserves the right to create and issue additional series of shares. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. Shares of a particular series vote separately on matters affecting only that series, including the approval of an investment advisory agreement and changes in fundamental policies or restrictions of a particular series.

         As of the date of this Prospectus, the Trustees have authorized the issuance of two classes of shares for each series, designated Institutional Class and Adviser Class. The shares of each Class represent an interest in the same portfolio of investments of that series. Each Class has equal rights as to voting, redemption, dividends and liquidation, except that each Class bears different distribution fees and may bear other expenses properly attributable to the particular Class. Adviser Class shareholders of a Tomorrow Fund have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted by holders of Adviser Class shares of that Tomorrow Fund. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of a series of the Trust into additional classes. In addition, subject to Trustee approval and shareholder approval (if then required), each Tomorrow Fund may pursue its investment objective by investing all of its investable assets in a pooled fund. See "Other Investment Companies" on page 28 of this Prospectus.

         An insurance company issuing a Variable Contract that participates in Institutional Class shares of a Tomorrow Fund will vote such shares held by the insurance company Separate Accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Tomorrow Funds in proportion to the voting instructions received. For a further discussion of voting rights, please refer to your insurance company Separate Account prospectus.

         When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Trust are fully paid and non-assessable. The Trust is not required, and does not intend, to hold annual shareholder meetings. Shareholders have certain rights, as set forth in the Declaration, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Trust.

         In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees of the Trust do not expect any disadvantages to investors arising out of the fact that each Tomorrow Fund may offer a class of its shares to Separate Accounts that serve as investment medium for Variable Contracts or that each Tomorrow Fund may offer its shares to Qualified Plans. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Separate Accounts or Qualified Plans might be required to withdraw their investments in one or more Tomorrow Funds and shares of another series of the Trust may be substituted. This might force a Tomorrow Fund to sell securities at disadvantageous prices.

         In the interests of economy and convenience, the Trust does not issue certificates representing the Tomorrow Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Although each Tomorrow Fund is offering only its own shares, since the Tomorrow Funds use this combined Prospectus, it is possible that one Tomorrow Fund might become liable for a misstatement or omission in this Prospectus regarding another Tomorrow Fund. The Trustees have considered this factor in approving the use of this combined Prospectus.


                              INVESTMENT PERFORMANCE

         Each Tomorrow Fund may illustrate in advertisements and sales literature the average annual total return of its Institutional Class shares, which is the rate of growth of the Tomorrow Fund that would be necessary to achieve the ending value of an assumed initial investment of $1,000 kept in Institutional Class shares of the Tomorrow Fund for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Tomorrow Fund are reinvested in Institutional Class shares of the Tomorrow Fund at net asset value; and (2) all recurring fees are included for applicable periods.

         Each Tomorrow Fund may also illustrate in advertisements the cumulative total return for several time periods throughout the Tomorrow Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for a Tomorrow Fund will assume the reinvestment of all income dividends and capital gains distributions in Institutional Class for the indicated periods and will include all recurring fees.

         Each Tomorrow Fund may also illustrate in advertisements and sales literature the yield and effective yield of its Institutional Class shares. Yield is based on income generated by an investment in Institutional Class shares of the Tomorrow Fund during a 30-day (or one-month) period. To calculate yield, this income is annualized, that is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each 30-day (or one-month) period over a one-year period, and expressed as an annual percentage rate. Effective yield for Institutional Class shares of the Tomorrow Funds is calculated in a similar manner but, when annualized, the income earned from an investment is assumed to be reinvested. Effective yield for each Tomorrow Fund will be slightly higher than its current yield because of the compounding effect of this assumed reinvestment.

         Yields and total returns quoted for the Tomorrow Funds include the effect of deducting each Tomorrow Fund's expenses, but may not include charges and expenses attributable to any particular Qualified Plan or Variable Contract. You should carefully review the prospectus of the insurance product you have chosen or consult with your Plan Fiduciary for information on relevant charges and expenses. Because these charges and expenses are excluded from a Tomorrow Fund's quoted performance, the investment return received by a participant in a Qualified Plan or a holder of a Variable Contract, investing in the Tomorrow Fund may be lower than the quoted performance of the Tomorrow Fund. You should bear in mind the effect of these charges when comparing a Tomorrow Fund's performance to that of other mutual funds.

         The performance of the Institutional Class shares of the Tomorrow Funds will vary from time to time and past results are not necessarily representative of future results. Performance is a function of the type and quality of a Tomorrow Fund's portfolio securities and is affected by operating expenses. Performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. An investment in any Tomorrow Fund involves the risk of loss.


RISK CONSIDERATIONS AND OTHER INVESTMENT PRACTICES AND POLICIES

Fixed-Income Securities. Each Tomorrow Fund may invest in a broad range of fixed-income securities, including bonds, notes, mortgage-backed and asset-backed securities, preferred stock and convertible debt securities issued by U.S. corporations or other entities or by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises. The interest payable on so-called fixed-income securities purchased by a Tomorrow Fund is not necessarily paid at a fixed rate and may be payable on a variable, floating, contingent, in-kind or deferred basis.

         Fixed-income securities are subject to the risk of the issuers' inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (market risk). Generally, when interest rates decline, the value of fixed-income securities can be expected to rise. Conversely, when interest rates rise the value of fixed-income securities can be expected to decline.

Corporate Debt Obligations. Each Tomorrow Fund may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. In addition to obligations of corporations, corporate debt obligations include bank obligations and zero coupon securities, issued by financial institutions and corporations.

         The debt securities in which the Tomorrow Funds may invest will be rated investment grade at the time of purchase. Investment grade securities are securities rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or by Standard & Poor's Ratings Group ("Standard & Poor's") (AAA, AA, A or BBB) or their respective equivalent ratings or, if not rated, determined by the Adviser to be of equivalent credit quality to securities so rated. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Adviser to be of comparable credit quality. Securities rated Baa by Moody's or BBB by Standard & Poor's and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities. In the event that the rating on a security held in a Tomorrow Fund's portfolio is downgraded below investment grade by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security.

Convertible Securities and Preferred Stocks. Each Tomorrow Fund may invest in debt securities or preferred stocks that are convertible into or exchangeable for common stock. Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company's earnings and assets prior to the claims of owners of common stock but after those of bond owners. Preferred stocks in which the Tomorrow Funds may invest include convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks.

U.S. Government Securities. Each Tomorrow Fund may invest in all types of U.S. Government securities, including obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises. Some U.S. Government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities, instrumentalities or sponsored enterprises are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer.

         The Tomorrow Funds may invest in U.S. Government securities which are zero coupon or deferred interest securities. For example, each Tomorrow Fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government.

Zero Coupon and Capital Appreciation Bonds. The Tomorrow Funds may invest in zero coupon and capital appreciation bonds. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon and capital appreciation bonds generally are more volatile than the market prices of interest- bearing securities and are likely to respond to a greater degree to changes in interest rates than interest- bearing securities having similar maturities and credit quality. A Tomorrow Fund's investments in zero coupon securities or other stripped securities may require the Tomorrow Fund to sell certain of its portfolio securities to generate sufficient cash in order to satisfy certain income distribution requirements. See "Dividends, Distributions and Tax Status" in the SAI.

Mortgage-Backed Securities. Each Tomorrow Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates and collateralized mortgage obligations ("CMOs").

Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

         Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

         A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Tomorrow Funds do not intend to invest in residual interests.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

         Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Tomorrow Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Tomorrow Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

         Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risks Associated with Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities, such as inverse floating rate and Super Principal Only (PO) Mortgage-Backed Securities. The Tomorrow Funds will not invest in inverse floating rate or Super Principal Only
(PO) Mortgage-Backed Securities.

         Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets. To the extent that prepayment rates do not remain within these prepayment ranges, PAC and TAC CMO bonds involve prepayment, extension and interest rate risk similar to those of the residual or support tranches.


Asset-Backed Securities. Each Tomorrow Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to risks similar to those associated with Mortgage-Backed Securities, asset-backed securities present further risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.

Real Estate Investment Trusts. Each Tomorrow Fund may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Tomorrow Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. Any Tomorrow Fund that invests in REITs will indirectly bear its proportionate share of any expenses paid by such REITs in addition to the expenses paid by the Tomorrow Fund.

         Investing in REITs involves certain risks: equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.


Structured Securities. Each Tomorrow Fund may invest in "structured" securities, such as notes, bonds or debentures. The distinguishing feature of a structured security is that the value of the principal of and/or interest payable on the security is determined by reference to the value of a benchmark or the relative change in two or more benchmarks. These benchmarks include stock prices and indices, currency exchange rates and physical commodity prices. For example, the Tomorrow Funds may invest in Standard & Poor's Depository Receipts ("Spiders") which are designed to replicate the performance of the S&P 500 Index. Structured securities may be positively or negatively indexed, so that appreciation of the benchmark may produce an increase or decrease in the interest rate or value of the structured security at maturity. Certain structured securities may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the Fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the Fund's limitation on investments in illiquid securities. See "Restricted and Illiquid Securities" on page 30.


Eurodollar and Yankee Dollar Investments. Each Tomorrow Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investing in Small Capitalization Companies. Each Tomorrow Fund may invest in varying degrees in smaller, lesser known companies which the Adviser believes offer a greater growth potential than larger, more mature, better known firms. Investing in the securities of such companies, however, involves greater risk and a possibility of greater portfolio price volatility. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks, such as those included in the S&P 500. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

Other Investment Companies. Each Tomorrow Fund may invest up to 10% of its total assets in the securities of other investment companies but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. A Tomorrow Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Tomorrow Fund. However, to the extent that a Tomorrow Fund invests in a registered open-end investment company, the Adviser will waive its advisory fees on the portion of the Tomorrow Fund's assets so invested.

         Each Tomorrow Fund is authorized to invest all of its assets in the securities of a single open-end investment company (a "pooled fund") having substantially identical investment objectives, policies and restrictions as such Fund, notwithstanding any other investment restriction or policy. Such a structure is commonly referred to as "master/feeder." If authorized by the Trustees and subject to shareholder approval (if then required by applicable law), a Tomorrow Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Tomorrow Fund's investment objective, policies and restrictions. The Trustees currently do not intend to authorize investing in a pooled fund in connection with a master/feeder structure.

Short-Term Debt Securities. Each Tomorrow Fund may establish and maintain cash balances for temporary purposes in order to maintain liquidity to meet shareholder redemptions. Each Tomorrow Fund may also establish and maintain cash balances for defensive purposes without limitation to hedge against potential stock market declines. A Tomorrow Fund's cash balances, including uncommitted cash balances, may be invested in investment grade money market instruments and short-term interest-bearing securities. These securities consist of U.S. Government securities, instruments of U.S. banks (including negotiable certificates of deposit, non-negotiable fixed-time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. companies and debt securities that make periodic interest payments at variable or floating rates.

Mortgage Dollar Rolls. Each Tomorrow Fund may enter into mortgage dollar roll transactions. In a mortgage dollar roll, a Tomorrow Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Tomorrow Fund will not receive principal and interest paid on the securities sold. However, the Tomorrow Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Tomorrow Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Tomorrow Funds will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

Writing and Purchasing Put and Call Options on Securities and Securities Indices. To seek additional income or to minimize anticipated declines in the value of its securities or to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), each Tomorrow Fund may purchase and write (i.e., sell) call and put options on securities and securities indices. Option transactions in which the Tomorrow Funds may engage may be traded on securities exchanges or in the over-the-counter market. Each Tomorrow Fund currently intends to limit its option transactions during the current fiscal year so that no more than 5% of the Tomorrow Fund's net assets will be at risk as a result of such transactions. Please see the SAI for a further discussion of option transactions and associated risks.

Futures Contracts and Options on Futures Contracts. Each Tomorrow Fund may engage in futures transactions and related options. Future contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. A Tomorrow Fund will engage in futures and related options transactions only for bona fide hedging and non-hedging purposes to the extent permitted by regulations of the Commodity Futures Trading Commission. A Tomorrow Fund will not enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures would exceed 5% of the Tomorrow Fund's net assets, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Tomorrow Fund may also enter into closing purchase and sale transactions with respect to any of futures contracts and related options.

         The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Tomorrow Fund's income due to the use of hedging; possible reduction in value of the both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Tomorrow Fund may have experienced better investments results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities. A further discussion of futures contracts and their associated risks is contained in the SAI.

Forward Commitment, Delayed Delivery and When-Issued Transactions. Each Tomorrow Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis (collectively, "when-issued securities"). When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 90 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Tomorrow Fund purchases securities on a when-issued basis, the Tomorrow Fund's custodian will maintain in a segregated account cash or liquid, high grade debt securities having a value (determined daily) at least equal to the amount of the Tomorrow Fund's purchase commitment. A Tomorrow Fund may close out a position in securities purchased on a when-issued basis prior to the settlement date.


Lending of Portfolio Securities. Each Tomorrow Fund may also seek to increase its income by lending portfolio securities. Such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, the value of the securities loaned would not exceed 33 1/ 3% of the value of the total assets of the Tomorrow Fund. Although the Tomorrow Funds may loan portfolio securities on a short-term, medium-term and long-term basis, any such loan may be called at any time for reacquisition by the respective Tomorrow Fund within the normal settlement period for the security. A Tomorrow Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Tomorrow Fund.



Restricted and Illiquid Securities. Each Tomorrow Fund may invest up to 15% of its total assets in "restricted securities" (i.e., securities that would be required to be registered under the Securities Act of 1933, as amended ("1933 Act"), prior to distribution to the general public) including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Tomorrow Fund may also invest up to 10% of its total assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, securities that are not readily marketable, certain over-the-counter options, certain structured securities and restricted securities, unless the Trustees determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. Each Tomorrow Fund may agree to adhere to more restrictive limits on investments in restricted and illiquid investments as a condition of the registration of its shares in various states. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, retain sufficient oversight and are ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees carefully monitor each Tomorrow Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Tomorrow Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Repurchase Agreements. Each Tomorrow Fund may enter into repurchase agreements through which the Tomorrow Fund purchases a security (the "underlying security") from a domestic securities dealer or bank that is a member of the Federal Reserve System. Under the agreement, the seller of the repurchase agreement (i.e., the securities dealer or bank) agrees to repurchase the underlying security at a mutually agreed upon time and price. In repurchase transactions, the underlying security, which must be a high- quality debt security, is held by the Tomorrow Fund's custodian through the federal book-entry system as collateral and marked-to-market on a daily basis to ensure full collateralization of the repurchase agreement. In the event of bankruptcy or default of certain sellers of repurchase agreements, a Tomorrow Fund could experience costs and delays in liquidating the underlying security held as collateral and might incur a loss if such collateral declines in value during this period.

Market Changes. The market value of the Tomorrow Fund's investments, and thus each Tomorrow Fund's net asset value, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Portfolio Turnover. Although no Tomorrow Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by a Tomorrow Fund and a Tomorrow Fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the applicable Tomorrow Fund and its shareholders and may, under certain circumstances, make it more difficult for such Tomorrow Fund to qualify as a regulated investment company under the Internal Revenue Code. The estimated portfolio turnover rates of the Tomorrow Funds for the current fiscal year are as follows: Long-Term Fund 57%; Medium-Term Fund 63%; Short-Term Fund 95%; and Post-Retirement Fund 145%.

Diversification. Each Tomorrow Fund is diversified, as defined in the 1940 Act. As such, each Tomorrow Fund has a fundamental policy that limits its investments so that, with respect to 75% of its assets (i) no more than 5% of the Tomorrow Fund's total assets will be invested in the securities of a single issuer and
(ii) each Tomorrow Fund will purchase no more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. Government securities or investments in other investment companies. In addition to the diversification requirements under the 1940 Act, the Tomorrow Funds must satisfy the diversification requirements under the Internal Revenue Code applicable to regulated investment companies and the additional diversification requirements applicable under Section 817(h) of the Internal Revenue Code to Separate Accounts that fund Variable Contracts. These requirements place certain limitations on the assets of a Tomorrow Fund that may be invested in securities of a single issuer or interests in the same commodity. More specific information on these diversification requirements is contained in the SAI.


Investment Restrictions. Each Tomorrow Fund is subject to further investment policies and restrictions that are described in the SAI. As previously described, the foregoing investment policies, including each Tomorrow Fund's investment objective, are non-fundamental policies which may be changed by the Trustees without the approval of shareholders. If there is a change in a Tomorrow Fund's investment objective, shareholders should consider whether that Tomorrow Fund remains an appropriate investment in light of their then current financial positions and needs. Each Tomorrow Fund has adopted certain fundamental policies which may not be changed without the approval of the applicable Tomorrow Fund's shareholders. Among other fundamental restrictions listed in the SAI, no Tomorrow Fund may (1) with respect to 75% of its total assets, purchase securities of any one issuer (other than U.S. Government securities and securities of other investment companies) if more than 5% of its total assets would be invested in such issuer, (2) act as an underwriter except in certain circumstances, (3) purchase or sell real estate except in certain circumstances, (4) issue senior securities except as permitted by the 1940 Act or (5) invest more than 25% of its total assets in the securities of issuers (including any one foreign government, but excluding the U.S. government) in any one industry.


         If any percentage restriction described above or in the SAI is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Tomorrow Fund's assets will not constitute a violation of the restriction.


                            ADDITIONAL INFORMATION

Reports to Shareholders

         As shareholders in the Tomorrow Funds, Separate Accounts and Qualified Plans will receive an annual report containing audited financial statements and semi-annual reports. Each Separate Account and Qualified Plan will also be provided with a printed confirmation for each transaction in their shareholder account. Holders of Variable Contracts and participants in Qualified Plans may receive additional reports from their insurance company or Plan Fiduciary, as the case may be.

Principal Underwriter

         WPG serves as the Tomorrow Funds' principal underwriter.

Transfer Agent and Dividend Disbursing Agent

         The Shareholder Services Group, Inc., P.O. Box 9037, Boston, MA 02205 serves as transfer agent and dividend disbursing agent for the Tomorrow Funds. The Tomorrow Funds may also enter into agreements with and compensate other transfer agents and financial institutions who process shareholder transactions and maintain shareholder accounts.

Independent Accountants

         KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, serves as the independent accountants for the Trust and will audit each Tomorrow Fund's financial statements annually.

Legal Counsel

         Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust.

                           ----------------------

No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the SAI, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                 Tomorrow Funds
                                RETIREMENT TRUST

                         A Lifecycle Retirement Program


                                   Prospectus
                               November 22, 1995

                       TOMORROW LONG-TERM RETIREMENT FUND
                      TOMORROW MEDIUM-TERM RETIREMENT FUND
                      TOMORROW SHORT-TERM RETIREMENT FUND
                         TOMORROW POST-RETIREMENT FUND

                           INSTITUTIONAL CLASS SHARES

                         TOMORROW FUNDS RETIREMENT TRUST
                               One New York Plaza
                            New York, New York 10004


CORE LARGE-CAP STOCK FUND ("Large-Cap Fund")
Seeks to exceed the performance of publicly traded large capitalization stocks in the aggregate, as represented by the Standard & Poor's Index of 500 Common Stocks (the "S&P 500").

CORE SMALL-CAP STOCK FUND ("Small-Cap Fund")
Seeks to exceed the performance of publicly traded small capitalization stocks in the aggregate, as represented by the Russell 2000 Index (the "Russell 2000").

PROSPECTUS -- Adviser Class Shares

November 22, 1995


         This Prospectus describes Adviser Class shares of two mutual funds - the Large-Cap Fund and the Small-Cap Fund (together, the "Funds"). Adviser Class shares of the Funds may be purchased only by "qualified" pension or retirement plans, including trustees of such plans for individuals funding their individual retirement accounts or other qualified plans. Each Fund, a series of Tomorrow Funds Retirement Trust (the "Trust"), is a diversified mutual fund advised by Weiss, Peck & Greer, L.L.C. (the "Adviser" or "WPG").

         Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and the services available to shareholders. To learn more about the Funds, you can obtain a copy of the Statement of Additional Information (the "SAI"), also dated November 22, 1995. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. A free copy of the SAI or a copy of the Prospectus describing the Institutional Class shares of the Funds is available upon request by calling Weiss, Peck & Greer, L.L.C. at 1-800-223-3332 (toll free). Adviser Class shares of a Fund may not be available in your state due to various insurance or other regulations. Please check with your qualified plan fiduciary for Funds that are available in your state. Inclusion of a Fund in this Prospectus which is not available in your state is not to be considered a solicitation. Shareholder inquiries regarding the Funds may be made in writing to the Trust at the address set forth above.

ADVISER CLASS SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN ADVISER CLASS SHARES OF THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Each Fund seeks, using quantitative methodology, to provide investors who participate in qualified retirement plans with investment results that exceed the performance of a "Benchmark Index." The Benchmark for the Large-Cap Fund is the S&P 500 and the Benchmark for the Small-Cap Fund is the Russell 2000. Each Fund primarily invests its assets in equity securities of all types which comprise the applicable Benchmark.


         In addition to the Adviser Class shares offered through this Prospectus, the Funds offer a class of shares known as the Institutional Class through a separate prospectus. Institutional Class shares of the Funds are subject to different expenses which may result in different performance results. Institutional Class shares of the Funds are available only to certain eligible investors.



                                  TABLE OF CONTENTS

                                                                          Page

Expense Information...................................................       3
Investment Objectives and Policies....................................       5
How to Buy Shares.....................................................       7
How to Sell Shares....................................................      10
How to Exchange Shares................................................      12
How Each Fund's Share Price is Determined.............................      14
Management of the Funds...............................................      14
Distribution Plans....................................................      13
Dividends and Taxes...................................................      16
Portfolio Brokerage...................................................      17
The Trust.............................................................      17
Investment Performance................................................      18
Risk Considerations and Other Investment Practices and Policies.......      19
Additional Information................................................      23

                             EXPENSE INFORMATION

         Operating a mutual fund, such as each Fund, involves a variety of expenses for portfolio management, shareholder statements, tax reporting and other services. These costs are paid from a fund's assets and their effect is factored into any quoted share price or performance information.

Shareholder Transaction Expenses are charges you pay when you buy or sell Adviser Class shares of a Fund.

                                                       Large-Cap      Small-Cap
                                                       Fund           Fund

Maximum Sales Load Imposed on Purchases                None           None

Maximum Sales Load Imposed on Reinvested Dividends     None           None

Deferred Sales Load                                    None           None

Redemption Fees                                        None           None

Exchange Fees                                          None           None

Annual Fund Operating Expenses are paid out of the Funds' assets. Each Fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts. The following are estimates and are calculated as a percentage of average net assets.

                                                      Large-Cap       Small-Cap
                                                      Fund            Fund

Management Fee (after voluntary waiver)               0.00%*          0.00%*
12b-1 Fee 1                                           0.50%           0.50%
Other Expenses (after expense limitation)             1.25%*          1.25%*
                                                      ------          ------
Total Fund Operating Expenses
     (after expense limitation)                       1.75%*          1.75%*
                                                      ======          ======

Example: Hypothetically assume that each Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, you would have paid the following expenses if you closed your account after the number or years indicated:

                                                      Large-Cap       Small-Cap
                                                      Fund            Fund

         After 1 Year                                 $18             $18
         After 3 Years                                $56             $56


    The purpose of the above table and Example is to assist you in understanding the various costs and expenses of the Adviser Class shares of the Funds that an investor will bear directly or indirectly. See page 15. The Funds are newly organized and have no operating history. The figures shown in the table under the caption "Other Expenses" and in the hypothetical example are based on estimates of the Funds' expenses for the fiscal year ending December 31, 1996.
The expenses set forth above do

                                       -3-




not reflect charges and expenses that may be applicable to a participant in a qualified plan. Please refer to your qualified plan documents.


---------------


         1 Rule 12b-1 Fees consist of a 0.25% distribution fee and a 0.25% service fee. See "Distribution Plans" on page 15.


         * The Adviser has voluntarily agreed to limit temporarily each Fund's operating expenses (excluding Rule 12b-1 fees applicable to Adviser Class shares, service fees applicable to Institutional Class shares, any other class-specific expenses, litigation, indemnification and other extraordinary expenses) to 1.25% of its average daily net assets. Each Fund will reimburse the Adviser for fees foregone or other expenses paid by the Adviser pursuant to this expense limitation in later years in which operating expenses for that Fund are less than the expense limitations set forth above for any such year. See page
15. In the absence of this agreement, Management Fees would be 0.75% of each Fund's average daily net assets and Other Expenses and Total Fund Operating Expenses are estimated to be approximately 3.75% and 5.00%, respectively, of the average daily net assets attributable to the Adviser Class shares of the Large-Cap Fund and 4.35% and 5.60%, respectively, of the average daily net assets attributable to the Adviser Class shares of the Small-Cap Fund.
[/FN]

The Funds' imposition of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                     INVESTMENT OBJECTIVES AND POLICIES

What are the Investment Objectives of the Funds?

         Each Fund seeks to provide investors who participate in qualified retirement plans with investment results that exceed the performance of a "Benchmark Index." The Benchmark for the Large-Cap Fund is the S&P 500 and the Benchmark for the Small-Cap Fund is the Russell 2000.

LARGE-CAP FUND             seeks to exceed the performance of publicly
                           traded large capitalization stocks in the aggregate, as represented by the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks. The S&P 500 represents approximately 70% of the total domestic
                           U.S. equity market capitalization.

SMALL-CAP FUND             seeks to exceed the performance of publicly
                           traded small capitalization stocks in the aggregate, as represented by the Russell 2000. The Russell 2000 is an unmanaged index of 2000 common stocks of small market capitalization companies.

How will the Funds invest their assets?

         To seek to achieve its objective, each Fund, under normal market conditions, invests in a portfolio of securities that is considered more "efficient" than the applicable Benchmark. An efficient portfolio is one that has the maximum expected return for any level of risk. The efficient mix of securities is established mathematically, taking into account the expected return and volatility of returns for each security in a given universe, as well as the historical price relationships between the different securities in the universe.

         To implement this strategy with respect to the Funds, the Adviser compiles the historical price data of all securities which comprise the S&P 500 in the case of the Large-Cap Fund and the Russell 2000 in the case of the Small-Cap Fund. The Adviser may eliminate a security from consideration if it considers the security to have an inadequate or misleading price history. Using this historical price data, the Adviser constructs and analyzes a complete matrix of all the possible price relationships between the securities in the applicable Benchmark.


         Using a sophisticated software program that incorporates risk reduction techniques developed by investment professionals of the Adviser, the Adviser constructs a number of portfolios with respect to each Fund, which portfolios are believed to have optimized risk/reward ratios. From these alternative portfolios, the Adviser selects the combination of securities, together with their appropriate weightings, that the Adviser believes will comprise the optimal portfolio for each Fund. It is expected that each Fund's optimal portfolio will not include all the stocks in and will be weighted differently than its Benchmark. The optimal portfolio for a Fund is designed to have a return greater than, but highly correlated with, the return of its Benchmark. Please see "Quantitative Methodology" in the SAI for a further description of how the Adviser constructs and maintains an optimal portfolio for each Fund. No quantitative methodology or technical analysis, including the Adviser's, has ever been objectively proven to provide enhanced investment return and reduced investment risk in actual long-term portfolio results.



         Under normal circumstances, at least 65% of Large-Cap Fund's and Small-Cap Fund's total assets are invested in equity securities of large market capitalization companies and small market capitalization companies, respectively. For purposes of the Funds' investments, large market capitalization companies are those ranked, according to market capitalization, within the top 500 domestic companies that are listed on a U.S. securities exchange or traded over-the-counter and small market capitalization companies are those not ranked, according to market capitalization, within the top 1,000 domestic companies that are listed on a U.S. securities exchange or traded over-the-counter, both determined at the time of the Funds' investments. Companies whose capitalization falls outside these ranges after purchase continue to be considered large or small market capitalized, as the case may be, for purposes of this policy.



         While each Fund will generally be substantially fully invested in equity securities that comprise the applicable Benchmark, each Fund may under normal circumstances invest up to 10% of its total assets in securities issued or guaranteed by the U.S. Government or its agencies, authorities, instruments or sponsored enterprises (collectively, "U.S. Government securities") and shares of real estate investment trusts ("REITs"). In addition, each Fund may, but is not required to, utilize various investment strategies and techniques to hedge various market risks (such as broad or specific equity market movements and interest rate risk) or to enhance potential gain. The investment strategies and techniques used by the Funds and the instruments in which they invest may change over time as new techniques, strategies and instruments are developed or regulatory changes occur. In the course of pursuing their investment objectives, the Funds may: (i) purchase and write (sell) put and call options on securities and indices; (ii) purchase and sell financial futures contracts and options thereon; (iii) lend portfolio securities; (iv) enter into repurchase agreements;
(v) purchase securities on a forward commitment, when-issued or delayed delivery basis; and (vi) invest in restricted, illiquid and structured securities. For further information concerning the securities in which the Funds may invest and the investment strategies and techniques they may employ, see "Risk Considerations and Other Investment Practices and Policies" beginning on page 19 of this Prospectus.



         The investment policies, including each Fund's investment objective, described in this Prospectus are non-fundamental policies which may be changed by the Trustees without the approval of shareholders. If there is a change in either Fund's investment objective, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs. Each Fund has adopted certain fundamental policies which may not be changed without the approval of the applicable Fund's shareholders. See "Investment Restrictions" on page 23 of this Prospectus.


Risk Factors

         There is no assurance that either Fund will achieve its investment objective. Because each Fund owns different types of investments, its performance is affected by a variety of factors. The value of a Fund's investments and the income they generate (and, therefore, its net asset value) will vary from day to day, and generally reflect interest rates, market conditions, and other company, political and economic news. When you sell your shares, they may be worth more or less than what you paid for them.


         The Small-Cap Fund will invest in equity securities of small capitalization companies included within the Russell 2000 and the Large-Cap Fund may invest in such securities to the extent that they are included in the S&P
500. Although investments in securities of small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investment in larger, more mature, better known companies. Small capitalization securities may be subject to more volatile market movements than securities of larger capitalization securities, such as those included in the S&P 500. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. Small capitalization securities may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Small-Cap Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

         In general, the value of a Fund's investment in U.S. Government securities rises when interest rates fall, and vice versa. Although U.S. Government securities have varying levels of sensitivity to changes in interest rates, longer-term U.S. Government securities are generally more sensitive to interest changes than shorter-term U.S. Government securities. Investing in REITs involves risks in addition to those associated with U.S. Government securities. REITs may be affected by changes in the value of the underlying property and by the quality of any credit extended, are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency. The risks associated with the Funds' transactions in options, futures and other types of derivative securities including structured securities may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk.



         For a further discussion of the risks associated with an investment in the Funds, please see "Risk Considerations and Other Investment Practices and Policies" beginning on page 19 of this Prospectus.


                                HOW TO BUY SHARES

Who is eligible to purchase Adviser Class shares of the Funds?

         Adviser Class shares of the Funds may be purchased only for the account of qualified pension or retirement plans ("Qualified Plans"). Qualified Plans include: qualified plans and trusts under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), annuity plans under Code
Section 403(a), Code Section 403(b) annuities and custodial accounts, certain governmental plans, simplified employee pension plans, deferred compensation arrangements under Code Section 457(b) and Individual Retirement Accounts ("IRAs").

Should you have any questions as to whether you are an eligible investor, please call WPG at 1-800-223-3332.

Through whom may Adviser Class shares of the Funds be purchased?

         Because you may not purchase Adviser Class shares of the Funds directly, all orders to purchase Adviser Class shares must be made through the trustee, custodian, plan administrator or other fiduciary (each a "Plan Fiduciary") of your Qualified Plan. If the monies you wish to invest in the Funds are maintained in a Qualified Plan sponsored by your employer, please consult with your employer for information about how to purchase shares of the Funds. If the monies you wish to invest in the Funds are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to purchase shares of the Funds.

         You may establish an IRA with the Trust's custodian, Boston Safe Deposit and Trust Company ("Boston Safe"), through which you may invest in the Funds. Additionally, you may invest in the Funds by "rolling over" an existing IRA into an IRA maintained by Boston Safe. Please call WPG at 1-800-223- 3332 for information regarding how to establish an IRA with Boston Safe.

         Plan Fiduciaries may purchase shares of the Funds for a Qualified Plan through any investment dealer or financial service firm ("Authorized Firm") approved by WPG. Authorized Firms include broker-dealers, banks and financial planners.

What is the minimum investment in shares of the Funds?

         Plan Fiduciaries may invest in the Funds with as little as $250. There is no minimum amount required for subsequent investments.


How may Plan Fiduciaries invest in the Funds for the account of their Qualified Plans?

         In order to make an initial investment in a Fund for a Qualified Plan, Plan Fiduciaries must open an account with the Funds by furnishing to an Authorized Firm the information in the applicable Account Information Form attached to this Prospectus. Please note that there is an Account Information Form applicable to IRAs and an Account Information Form applicable to other Qualified Plans. Shares of the Funds may be purchased on any day during which the New York Stock Exchange is open for business (a "Business Day").

At what price are Adviser Class shares of the Funds offered?

         Adviser Class shares of the Funds are sold at the net asset value (NAV) of such shares next determined after The Shareholder Services Group, Inc., the Funds' "Transfer Agent," receives and accepts a purchase order. Purchase orders received by Authorized Firms by the close of regular trading on the New York Stock Exchange on any Business Day and transmitted to the Transfer Agent by the close of its business day (normally 5:00 p.m. New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day. Otherwise, orders will be effected at the NAV determined on the next Business Day. It is the responsibility of Authorized Firms to transmit orders so that they will be received by the Transfer Agent before the close of its business day.


 Plan Fiduciaries:  To Make an Initial Investment for a Qualified Plan

By Mail:                   1.  Make a check payable to the Fund in which you
                               wish to invest.

                           2. Deliver the completed Account Information Form and check to an Authorized Firm or mail it to WPG.

By Wire:                   1.  Call 1-800-223-3332 to open an account and to
                               receive an application. Funds may be wired after the application has been received.

                           2.  Instruct your bank to wire funds to:

                               Boston Safe Deposit and Trust Company
                                    WPG Deposit Account No. 12-816-3
                                    Bank Routing No. 011-00123-4
                                    Specify:
                                              Name of Fund
                                              Adviser Class shares
                                              Account Number
                                              Name(s) in which account is to be
                                                 registered

                           3. Deliver the completed Account Information Form to an Authorized Firm or mail it to WPG.

Plan Fiduciaries:  To Make Further Investments for a Qualified Plan


Automatically:             1.  Use the Automatic Investment Plan.  Sign up for
                               this service when opening an account, or call
                               1-800-223-3332 to receive a Services Form to add this privilege. Plan Fiduciaries must designate the bank or credit union account from which funds will be drawn.

                           2. The amount to be invested will automatically be withdrawn from the designated bank or credit union account on or about the first Business Day of the month or quarter selected.


By Telephone:              1.  Sign up for this service when opening an account,
                               or call 1-800-223-3332 to receive a Services
                               Form to add this privilege. Plan Fiduciaries must designate the bank or credit union account from which funds will be drawn. Note that in order to invest by phone, the account must be in a bank or credit union that is a member of the Automated Clearing House system (ACH).

                           2. Once this service has been selected, Plan Fiduciaries may purchase additional shares for the account of Qualified Plans by calling the Funds' Transfer Agent, The Shareholder Services Group, Inc., toll-free at 1-800-223-3332.

                           3. Give the Transfer Agent representative the name(s) in which the account is registered, the Fund name, Adviser Class shares, the account number, and the amount of the investment.

                           4. An investment will normally be credited to the Qualified Plan account upon receipt of payment.

     During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times please consider placing purchase orders by mail.

By Mail:                   1.  Include a note with the investment specifying:

                                    Name of the Fund
                                    Adviser Class shares
                                    Account Number
                                    Name(s) in which account is registered

                           2. Make the check payable to the Fund in which you wish to or are instructed to invest. Indicate the account number on the check.

                           3. Deliver the account information and check to an Authorized Firm or mail it to the Transfer Agent at the address indicated on the back cover of this Prospectus.

By Wire:                   Instruct the bank to wire funds to:

                               Boston Safe Deposit and Trust Company
                               WPG Deposit Account No. 12-816-3
                               ABA Routing No. 011-00123-4
                               For credit to:
                                    Name of Fund
                                    Adviser Class shares
                                    Your Account Number
                                    Name(s) in which account is registered


         Other Purchase Information. Each Fund reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. As a condition of this offering, if your purchase is cancelled due to nonpayment or because your check does not clear (and, therefore, your account is required to be redeemed), you will be responsible for any loss incurred by the Fund(s) affected. All purchases must be made in U.S. dollars. Checks drawn on foreign banks will delay purchases until U.S. funds are received and a collection charge may be imposed. In such cases, Adviser Class shares of the Funds are priced at the net asset value computed after the Transfer Agent receives notification of the dollar equivalent from the Funds' custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m. New York City time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information.

         Acquiring Shares of the Funds in Exchange for Securities. Shares of the Funds may be purchased in whole or in part for the account of Qualified Plans by delivering to the Funds' custodian, Boston Safe, securities acceptable to WPG. Please see "In-Kind Purchases" in the SAI for the terms and conditions of these transactions.


                              HOW TO SELL SHARES

How may Adviser Class shares of the Funds be redeemed?

         Subject to the restrictions (if any) imposed by your Qualified Plan, you can arrange to sell or "redeem" some or all of your shares on any Business Day. All orders to redeem Adviser Class shares must be made through your Plan Fiduciary. If the Adviser Class shares you wish to redeem are held for the account of a Qualified Plan sponsored by your employer, please consult with your employer for information about how to redeem shares of the Funds. If the Adviser Class shares you wish to redeem are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to redeem shares of the Funds. Please note that shares may not be redeemed by telephone or telegram, except for exchanges which can be requested by Plan Fiduciaries by telephone or in writing.

At what price are Adviser Class shares of the Funds redeemed?

         Adviser Class shares of the Funds will be redeemed at the share price
(NAV) of such shares next calculated after a redemption order is received in good order by the Transfer Agent. Once shares are redeemed, sale proceeds generally are available the next Business Day, but may take up to three Business Days. For your protection, redemption proceeds will not be released until a shareholder's account has been opened and payment for the shares to be redeemed have been received by the Fund, which may take up to fifteen days in the case of payments made by check.

         The net asset value per share received upon redemption or repurchase may be more or less than the original cost of the shares, depending on the market value of the portfolio at the time of redemption or repurchase.


Plan Fiduciaries:  To Redeem Shares for a Qualified Plan

By Mail: 1.                In a written request specify:
                                    Name of the Fund
                                    Adviser Class shares
                                    Account Number
                                    Name(s) in which account is registered
                                    The dollar amount or the number of shares
                                       to be redeemed

                           2. Deliver the redemption request to an Authorized Firm or mail to the Transfer Agent at the address indicated on the back cover of this Prospectus.

         General Redemption Information. Authorized Firms must receive redemption requests before the close of business on the New York Stock Exchange and transmit them to the Transfer Agent prior to the Transfer Agent's close of business to receive that day's share price (NAV). A written redemption request must be signed by all registered shareholders for the account using the exact names in which the account is registered or accompanied by executed power(s) of attorney. Unless otherwise specified, redemption proceeds will be sent by check to the record address. Plan Fiduciaries may elect to have redemption proceeds wired to a checking or bank account if wire redemptions were authorized when the account was opened or have subsequently been authorized.

         Redemptions may be suspended or postponed during any period in which any of the following conditions exist: the New York Stock Exchange is closed or trading on the Exchange is restricted; an emergency exists during which it is not reasonably practicable for a Fund to dispose of its portfolio securities or to fairly determine its net asset value; or the SEC, by order, so permits.

         Certain requests must include a signature guarantee. A signature guarantee is a widely accepted way to protect you and the Funds from fraud by verifying the signature on your request. A signature guarantee is required if
(a) the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account, (b) the redemption request is made for the account of an IRA or (c) the net asset value of the shares redeemed is $100,000 or more (this requirement may be waived by the Adviser in its discretion.)

         The following institutions may provide a signature guarantee, provided that the institution meets credit standards established by the Transfer Agent:
(i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Signature guarantees may not be provided by a notary public.

         Small Accounts. In order to reduce the expense of maintaining numerous small accounts, the Trust reserves the right to redeem any shareholder account (other than an IRA) if, as a result of redemptions, the value of the account is less than $100. Plan Fiduciaries will be allowed at least 60 days, after written notice by the Trust, to make an additional investment to bring the account value up to at least $100 before the redemption is processed.

         Change in Tax Status. Plan Fiduciaries are required to notify the Trust through the Transfer Agent if the tax status of their Qualified Plan is revoked or challenged by the Internal Revenue Service. The Trust reserves the right to redeem any fund account of any shareholder whose qualification as a qualified pension or retirement plan satisfying the requirements of Treasury Regulation ss. 1.817-5 is revoked or challenged. The Trust will not treat an investor as a qualified pension or retirement plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94- 62, 1994-2 C.B. 164.


                              HOW TO EXCHANGE SHARES

May Adviser Class shares be exchanged for shares of other mutual funds?

         Subject to the terms of your Qualified Plan, Adviser Class shares of a Fund may be exchanged for Adviser Class shares of the other Fund or for Adviser Class shares of Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund, Tomorrow Short-Term Retirement Fund and Tomorrow Post-Retirement Fund (collectively, the Tomorrow Funds"). To obtain a current prospectus for the Adviser Class shares of the Tomorrow Funds, please call 1-800-223-3332. Please consider the differences in investment objectives and expenses of a Tomorrow Fund as described in its prospectus before making an exchange.

Do sales charges apply to exchanges?

         As is the case with initial purchases of Adviser Class shares, exchanges of Adviser Class shares are made without the imposition of a sales charge.

How may I make an exchange?

         Because shares of the Funds are held for the account of Qualified Plans, all orders to exchange shares must be made through your Plan Fiduciary. If the Adviser Class shares you wish to exchange are held for the account of a Qualified Plan sponsored by your employer, please consult with your employer for information about how to exchange shares of the Funds. If the Adviser Class shares you wish to exchange are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to exchange shares of the Funds.


Plan Fiduciaries:  To Exchange Shares


By Phone:                  1.  Use the telephone exchange privilege.  The
                               telephone exchange privilege is not available automatically. It is necessary to sign up for this privilege on the Account Application Form when opening an account, or call 1-800-223-3332 to receive a Services Form to add this privilege.


                           2. Once this privilege has been selected, simply call the Transfer Agent toll free at 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. New York City time on any Business Day.

                           3. Give the following information to the Transfer Agent representative:

                                    Name of current Fund
                                    Adviser Class shares
                                    Name of the Tomorrow Fund into which the
                                         current Fund shares will be exchanged
                                    Account Number
                                    Name(s) in which your account is registered
                                    The dollar amount or the number of shares to
                                         be exchanged

By Mail:                   1.  Deliver a written request to an Authorized Firm
                               or mail it to the Transfer Agent at the address listed on the back cover of this Prospectus specifying:

                                    Name of current Fund
                                    Adviser Class shares
                                    Name of the Tomorrow Fund into which the
                                         current Fund shares will be exchanged
                                    Account Number
                                    Name(s) in which your account is registered
                                    The dollar amount or the number of shares to
                                         be exchanged

                           2. The exchange request must be signed by all registered holders for the account using the exact names in which the account is registered or accompanied by executed power(s) of attorney.

         General Exchange Information. Shares exchanged are valued at their respective net asset values next determined after the exchange request is received by the Transfer Agent. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) the minimum amount for exchanging from one fund into another fund is $100 or the total value of your fund account (if less than $100) and must satisfy the minimum account size of the fund to be exchanged into.

         To confirm that telephone exchange requests are genuine, the Trust employs reasonable procedures, such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If the Trust does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or unauthorized telephone exchange request. Otherwise, neither the Trust nor its agents will be liable for any loss incurred by a shareholder as the result of following instructions communicated by telephone that they reasonably believed to be genuine. The Trust reserves the right to refuse any request made by telephone and may limit the dollar amount involved or the number of telephone requests made by any shareholder. Duringperiods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times please consider placing your order by mail.

         To prevent abuse of the exchange privilege to the detriment of other shareholders, the Trust limits the number of exchanges and purchase/redemption transactions by any one shareholder account (or group of accounts under common management) to a total of six transactions per year. This policy applies to exchanges into or out of any Tomorrow Fund and any pair of transactions involving a purchase of shares of any Tomorrow Fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same Tomorrow Fund. If a Plan Fiduciary violates this policy, his/her future purchases of, or exchanges into, the Tomorrow Funds may be permanently refused. This policy does not prohibit redemptions of shares of any series. This policy may be waived by WPG in its discretion. Further, the exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.


                    HOW EACH FUND'S SHARE PRICE IS DETERMINED

         The net asset value per share of a class of a Fund is determined by dividing the value of its assets, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value is normally calculated as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m. New York City time) on each Business Day. Different classes of shares of the Funds may have different net asset values.

         Portfolio securities (other than certain money market instruments) are valued primarily based on market quotations or, if market quotations are not available, at fair market value as determined in good faith by a valuation committee appointed by the Trustees. In accordance with procedures adopted by the Trustees, each Fund may use pricing services to value fixed-income investments. Money market instruments with a remaining maturity of 60 days or less at the time of purchase are generally valued at amortized cost when the Trustees believe that amortized cost approximates market value.


                          MANAGEMENT OF THE FUNDS

Trustees

         Each Fund is a separate investment series of Tomorrow Funds Retirement Trust, a Delaware business trust (the "Trust"). Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

         Weiss, Peck & Greer, L.L.C., One New York Plaza, New York, New York 10004 serves as the investment adviser to each Fund pursuant to an investment advisory agreement. The Adviser, a privately held limited liability company with over 20 years' experience as an investment adviser to individual and institutional clients, has, together with its affiliates, approximately $13 billion under management. Subject to the supervision and direction of the Trustees, the Adviser manages each Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Fund and places orders to purchase and sell securities on behalf of the Fund. For these services, each Fund pays the Adviser a monthly fee equal on an annual basis to 0.75% of its average daily net assets. The advisory fee paid by the Funds, which is greater than that paid by most funds, reflects the added complexity and additional expenses associated with these Funds' investment strategies.

         Joseph N. Pappo has been primarily responsible for the day-to-day management of each Fund's portfolio since the Funds' inception. Mr. Pappo has been a principal of the Adviser since 1994. Prior to joining WPG, Mr. Pappo was the founder and president of Eden Financial Group which was acquired by WPG in 1991.

         The Adviser has voluntarily agreed to limit temporarily each Fund's operating expenses (excluding Rule 12b-1 fees applicable to the Adviser Class shares, service fees applicable to the

Institutional Class shares, any other class-specific expenses, litigation, indemnification and other extraordinary expenses) to 1.25% of its average daily net assets. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

Administrator

         Pursuant to an administration agreement with each Fund, WPG provides personnel for supervisory, administrative, accounting, shareholder services and clerical functions; oversees the performance of administrative and professional services to the Funds by others; provides office facilities, furnishings and office equipment; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. As compensation for the services rendered to the Funds as Administrator, WPG is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.09% of each Fund's average daily net assets. The administrative fee for each Fund is reviewed and approved annually by the Trustees.

Expenses

         Each Fund bears all expenses of its operation, subject to the expense limitation agreement described above. In particular, each Fund pays: investment advisory fees; administration fees; service fees with respect to the Institutional Class shares; distribution and service fees with respect to the Adviser Class shares; custodian and transfer agent expenses; legal and accounting fees and expenses; expenses of preparing, printing, and distributing Prospectuses and SAIs to existing shareholders, and shareholder communications and reports; expenses of computing its net asset value per share; federal and state registration fees and expenses with respect to its shares; proxy and shareholder meeting expenses; expenses of issuing and redeeming its shares; independent trustee fees and expenses; expenses of bond, liability, and other insurance coverage; brokerage commissions; taxes; trade association fees; and certain non-recurring and extraordinary expenses. In addition, the expense of organizing the Funds and initially registering and qualifying their shares under federal and state securities laws are being charged to the Funds' operations, as an expense, over a period not to exceed 60 months from the Funds' inception date.

         Each Fund will reimburse the Adviser for fees foregone or other expenses paid by the Adviser pursuant to this expense limitation in later years in which operating expenses for that Fund are less than the expense limitations set forth above for any such year. No interest, carrying or finance charge will be paid by a Fund with respect to the amounts representing fees foregone or other expenses paid. In addition, no Fund will pay any unreimbursed amounts to the Adviser upon termination of its investment advisory agreement.


                               DISTRIBUTION PLANS

         The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Distribution Plans, each Fund pays distribution and service fees at an aggregate annual rate of up to 0.50% of a Fund's average daily net assets attributable to Adviser Class shares. Up to 0.25% is for service fees and the remaining amount is for distribution expenses. The distribution fee is intended to compensate WPG for its services and expenses associated with serving as principal underwriter of the Adviser Class shares of the Funds, including the payment of commissions by WPG to Authorized Firms. The service fee is intended to be compensation for personal services and/or account maintenance services with respect to the Adviser Class shares.

         WPG makes monthly payments to Authorized Firms based on the average net asset value of the Adviser Class shares which are attributable to Qualified Plans for whom the Authorized Firms are designated as the dealer of record. WPG makes such payments in amounts up to the distribution fee it receives with respect to such Adviser Class shares. WPG may suspend or modify such payments to Authorized Firms.


                              DIVIDENDS AND TAXES

         Each Fund is treated as a separate entity for federal income tax purposes and intends to elect to be treated as a "regulated investment company" under the Internal Revenue Code and to qualify for such treatment for each taxable year. To qualify as such, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. Each Fund also intends to satisfy certain additional diversification requirements applicable under Section 817(h) of the Internal Revenue Code in order to permit investments in Institutional Class shares of the Funds by insurance company segregated asset accounts that fund variable annuity or variable life insurance products, which are subject to such requirements. It is possible that in order to satisfy the applicable diversification requirements, investment decisions may be made which would affect either positively or negatively the investment performance of a Fund. As a regulated investment company, each Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Internal Revenue Code.

         Participants in Qualified Plans may be eligible for tax deferral on distributions a Qualified Plan receives from a Fund and gains that arise from a Qualified Plan's dispositions of Fund shares. This Prospectus does not describe in any respect such tax treatment. Please consult your Plan Fiduciary or tax adviser. It is suggested that participants in Qualified Plans keep all statements received from their Qualified Plans to assist in personal recordkeeping.

         Each Fund intends to distribute all of its net investment income and net capital gains each year. Income dividends, if any, will be declared and distributed at least annually by each Fund. Net short-term and long-term capital gains of each Fund, if any, realized during the taxable year will be distributed no less frequently then annually. Dividends derived from each Fund's net investment income (including dividends, interest and recognized market discount income), and net short-term capital gains received by a Fund are treated as ordinary income under the Internal Revenue Code. Distributions from each Fund's net long-term capital gains are treated as long-term capital gains under the Internal Revenue Code, regardless of how long shares of the Funds have been held.

Reinvestment of Income Dividends and Capital Gains Distributions

         Unless a Plan Fiduciary elects otherwise, as permitted in the Account Information Form, income dividends and capital gains distributions with respect to a Fund will be reinvested in additional Adviser Class shares of that Fund and will be credited to the Qualified Plan's account with that Fund at the net asset value per share next determined as of the ex-dividend date. Both income dividends and capital gains distributions are paid by the Fund on a per share basis. As a result, at the time of such payment, the net asset value per share of a Fund will be reduced by the amount of such payment. Although income dividends and capital gains distributions by the Funds may not give rise to current tax liability for the categories of shareholders permitted to invest in the Funds, participants in Qualified Plans may be subject to tax on all or a portion of their distributions from such Plans or upon the failure of such Plans to maintain their qualified status under complex Internal Revenue Code provisions concerning which a tax adviser should be consulted. Participants in Qualified Plans who wish to change the manner in which income dividends and capital gains distributions are received by their Qualified Plans should contact their Plan Fiduciaries. Written notification of such change must be received by the Transfer Agent at least ten days before the next scheduled distribution.

                              PORTFOLIO BROKERAGE

         In effecting securities transactions, the Funds generally seek to obtain the best price and execution of orders under the circumstances. Commission rates are a component of price and are considered along with other factors, including the ability of the broker to effect the transaction, and the broker's facilities, reliability and financial responsibility. Subject to the foregoing, the Funds intend to utilize WPG as their primary broker in connection with the purchase and sale of exchange-traded portfolio securities. As the Funds' primary broker, WPG will receive brokerage commissions from the Funds, limited to the "usual and customary broker's commission" specified by the 1940 Act. The Funds intend to continue to use WPG as their primary broker on exchange-traded securities, provided WPG is able to provide execution at least as favorable as that provided by other qualified brokers.

         The Trustees of the Trust have developed procedures to limit the commissions received by WPG to the "usual and customary broker's commission" standard specified by the 1940 Act. On a quarterly basis, the Trustees review the securities transactions of each Fund effected by WPG to assure their compliance with such procedures.

         The Funds will also execute their portfolio transactions through qualified brokers other than WPG. In selecting such other brokers, WPG considers the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers. Accordingly, the commissions paid to any such broker may be greater than the amount another firm might charge, provided WPG determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage services and research information provided by such broker. Such information may be used by WPG (and its affiliates) in managing all of its accounts and not all of such information may be used by WPG in managing the Funds. In selecting other brokers for a Fund, WPG may also consider the sale of shares of the Fund effected through such other brokers as a factor in its selection, provided that Fund obtains the best price and execution of orders under the circumstances.

         Money market securities and other fixed-income securities, as well as certain equity securities, in which the Funds invest are traded primarily in the over-the-counter ("OTC") market. For transactions effected in the OTC market, financial intermediaries (i.e., dealers) act as principal rather than as agent and receive a "spread" rather than a commission. The Funds intend to deal with the primary market-makers with respect to OTC securities, unless a more favorable result is obtainable elsewhere.


                                    THE TRUST

         Tomorrow Funds Retirement Trust is an open-end management investment company (commonly referred to as a mutual fund) organized as a Delaware business trust under an Agreement and Declaration of Trust dated June 21, 1995 (the "Declaration"). The Trust has authorized an unlimited number of shares of beneficial interest.

         As of the date of this Prospectus, the shares of the Trust are divided into six series: Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund, Tomorrow Short-Term Retirement Fund, Tomorrow Post-Retirement Fund, Core Large-Cap Stock Fund and Core Small-Cap Stock Fund. The Trust reserves the right to create and issue additional series of shares. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. Shares of a particular series vote separately on matters affecting only that series, including the approval of an investment advisory agreement and changes in fundamental policies or restrictions of a particular series.

         As of the date of this Prospectus, the Trustees have authorized the issuance of two classes of shares for each series, designated Adviser Class and Institutional Class. The shares of each Class represent an interest in the same portfolio of investments of that series. Each Class has equal rights as to voting, redemption, dividends and liquidation, except that each Class bears different distribution fees and may bear other expenses properly attributable to the particular Class. Adviser Class shareholders of a Fund have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted by holders of Adviser Class shares of that Fund. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of a series of the Trust into additional classes. In addition, subject to Trustee approval and shareholder approval (if then required), each Fund may pursue its investment objective by investing all of its investable assets in a pooled fund. See "Other Investment Companies" on page 20 of this Prospectus.


         When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Trust are fully paid and non-assessable. The Trust is not required, and does not intend, to hold annual shareholder meetings. Shareholders have certain rights, as set forth in the Declaration, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Trust.

         In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees of the Trust do not expect any disadvantages to investors arising out of the fact that each Fund may offer a class of its shares to insurance company segregated asset accounts that serve as investment medium for variable annuity and variable life insurance products or that each Fund may offer its shares to Qualified Plans. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts or Qualified Plans might be required to withdraw their investments in either or both Funds and shares of another series of the Trust may be substituted. This might force a Fund to sell securities at disadvantageous prices.

         In the interests of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Although each Fund is offering only its own shares, since the Funds use this combined Prospectus, it is possible that one Fund might become liable for a misstatement or omission in this Prospectus regarding the other Fund. The Trustees have considered this factor in approving the use of this combined Prospectus.


                             INVESTMENT PERFORMANCE

         Each Fund may illustrate in advertisements and sales literature the average annual total return of its Adviser Class shares, which is the rate of growth of the Fund that would be necessary to achieve the ending value of an assumed initial investment of $1,000 kept in Adviser Class shares of the Fund for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in Adviser Class shares of the Fund at net asset value; and (2) all recurring fees are included for applicable periods.

         Each Fund may also illustrate in advertisements the cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for a Fund will assume the reinvestment of all income dividends and capital gains distributions in Adviser Class for the indicated periods and will include all recurring fees.

         Total returns quoted for the Funds include the effect of deducting each Fund's expenses but may not include charges and expenses attributable to any particular Qualified Plan. You should consult with your Plan Fiduciary for information on relevant charges and expenses. Because these charges and expenses are excluded from a Fund's quoted performance, the investment return received by a participant in a Qualified Plan investing in the Fund may be lower than the quoted performance of the Fund. You should bear in mind the effect of these charges when comparing a Fund's performance to that of other mutual funds.

         The performance of the Adviser Class shares of the Funds will vary from time to time and past results are not necessarily representative of future results. Performance is a function of the type and quality of a Fund's portfolio securities and is affected by operating expenses. Performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. An investment in any Fund involves the risk of loss.


RISK CONSIDERATIONS AND OTHER INVESTMENT PRACTICES AND POLICIES



U.S. Government Securities. Each Fund may invest in all types of U.S. Government securities, including obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises. Some U.S. Government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities, instrumentalities or sponsored enterprises are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer.

         The Funds may invest in U.S. Government securities which are zero coupon or deferred interest securities. For example, each Fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government.

Real Estate Investment Trusts. Each Fund may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. Any Fund that invests in REITs will indirectly bear its proportionate share of any expenses paid by such REITs in addition to the expenses paid by the Fund.

         Investing in REITs involves certain risks: equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self- liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.


Structured Securities. Each Fund may invest in "structured" securities, such as notes, bonds or debentures. The distinguishing feature of a structured security is that the value of the principal of and/or interest payable on the security is determined by reference to the value of a benchmark or the relative change in two or more benchmarks. These benchmarks include stock prices and indices, currency exchange rates and physical commodity prices. For example, the Large-Cap Fund may invest in Standard & Poor's Depository Receipts ("Spiders") which are designed to replicate the performance of the S&P 500 Index. Structured securities may be positively or negatively indexed, so that appreciation of the benchmark may produce an increase or decrease in the interest rate or value of the structured security at maturity. Certain structured securities may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the Fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the Fund's limitation on investments in illiquid securities. See "Restricted and Illiquid Securities" on page 22.


Other Investment Companies. Each Fund is authorized to invest all of its assets in the securities of a single open-end investment company (a "pooled fund") having substantially identical investment objectives, policies and restrictions as such Fund, notwithstanding any other investment restriction or policy. Such a structure is commonly referred to as "master/feeder." If authorized by the Trustees and subject to shareholder approval (if then required by applicable law), a Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Trustees currently do not intend to authorize investing in a pooled fund in connection with a master/feeder structure.

Short-Term Debt Securities. Each Fund may establish and maintain cash balances for temporary purposes in order to maintain liquidity to meet shareholder redemptions. Each Fund may also establish and maintain cash balances for defensive purposes without limitation to hedge against potential stock market declines. A Fund's cash balances, including uncommitted cash balances, may be invested in investment grade money market instruments and short-term interest-bearing securities. These securities consist of U.S. Government securities, instruments of U.S. banks (including negotiable certificates of deposit, non-negotiable fixed-time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. companies and debt securities that make periodic interest payments at variable or floating rates.

Writing and Purchasing Put and Call Options on Securities and Securities Indices. To seek additional income or to minimize anticipated declines in the value of its securities or to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), each Fund may purchase and write (i.e., sell) call and put options on securities and securities indices. Option transactions in which the Funds may engage may be traded on securities exchanges or in the over-the-counter market. Each Fund currently intends to limit its option transactions during the current fiscal year so that no more than 5% of the Fund's net assets will be at risk as a result of such transactions. Please see the SAI for a further discussion of option transactions and associated risks.

Futures Contracts and Options on Futures Contracts. Each Fund may engage in futures transactions and related options. Future contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging and non-hedging purposes to the extent permitted by regulations of the Commodity Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures would exceed 5% of the Fund's net assets, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Fund may also enter into closing purchase and sale transactions with respect to any of futures contracts and related options.

         The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's income due to the use of hedging; possible reduction in value of the both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Fund may have experienced better investments results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities. A further discussion of futures contracts and their associated risks is contained in the SAI.

Forward Commitment, Delayed Delivery and When-Issued Transactions. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis (collectively, "when-issued securities"). When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 90 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund purchases securities on a when-issued basis, the Fund's custodian will maintain in a segregated account cash or liquid, high grade debt securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment. A Fund may close out a position in securities purchased on a when-issued basis prior to the settlement date.


Lending of Portfolio Securities. Each Fund may also seek to increase its income by lending portfolio securities. Such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, the value of the securities loaned would not exceed 33 1/3% of the value of the total assets of the Fund. Although the Funds may loan portfolio securities on a short-term, medium-term and long-term basis, any such loan may be called at any time for reacquisition by the respective Fund within the normal settlement period for the security. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.



Restricted and Illiquid Securities. Each Fund may invest up to 15% of its total assets in "restricted securities" (i.e., securities that would be required to be registered under the Securities Act of 1933, as amended ("1933 Act"), prior to distribution to the general public) including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Fund may also invest up to 10% of its total assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, securities that are not readily marketable, certain over-the-counter options, certain structured securities and restricted securities, unless the Trustees determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. Each Fund may agree to adhere to more restrictive limits on investments in restricted and illiquid investments as a condition of the registration of its shares in various states. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, retain sufficient oversight and are ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund purchases a security (the "underlying security") from a domestic securities dealer or bank that is a member of the Federal Reserve System. Under the agreement, the seller of the repurchase agreement (i.e., the securities dealer or bank) agrees to repurchase the underlying security at a mutually agreed upon time and price. In repurchase transactions, the underlying security, which must be a high-quality debt security, is held by the Fund's custodian through the federal book-entry system as collateral and marked-to-market on a daily basis to ensure full collateralization of the repurchase agreement. In the event of bankruptcy or default of certain sellers of repurchase agreements, a Fund could experience costs and delays in liquidating the underlying security held as collateral and might incur a loss if such collateral declines in value during this period.

Market Changes. The market value of the Fund's investments, and thus each Fund's net asset value, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Portfolio Turnover. Although neither Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by a Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the applicable

Fund and its shareholders and may, under certain circumstances, make it more difficult for such Fund to qualify as a regulated investment company under the Internal Revenue Code. The estimated portfolio turnover rates of the Funds for the current fiscal year are as follows: Large-Cap Fund 40% and Small-Cap Fund 45%.

Diversification. Each Fund is diversified, as defined in the 1940 Act. As such, each Fund has a fundamental policy that limits its investments so that, with respect to 75% of its assets (i) no more than 5% of the Fund's total assets will be invested in the securities of a single issuer and (ii) each Fund will purchase no more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. Government securities or investments in other investment companies. In addition to the diversification requirements under the 1940 Act, the Funds must satisfy the diversification requirements under the Internal Revenue Code applicable to regulated investment companies and the additional diversification requirements applicable under Section 817(h) of the Internal Revenue Code to the underlying assets of insurance company segregated asset accounts that fund variable annuity or variable life insurance products. These requirements place certain limitations on the assets of a Fund that may be invested in securities of a single issuer or interests in the same commodity. More specific information on these diversification requirements is contained in the SAI.


Investment Restrictions. Each Fund is subject to further investment policies and restrictions that are described in the SAI. As previously described, the foregoing investment policies, including each Fund's investment objective, are non-fundamental policies which may be changed by the Trustees without the approval of shareholders. If there is a change in a Fund's investment objective, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs. Each Fund has adopted certain fundamental policies which may not be changed without the approval of the applicable Fund's shareholders. Among other fundamental restrictions listed in the SAI, neither Fund may (1) with respect to 75% of its total assets, purchase securities of any one issuer (other than U.S. Government securities and securities of other investment companies) if more than 5% of its total assets would be invested in such issuer, (2) act as an underwriter except in certain circumstances, (3) purchase or sell real estate except in certain circumstances, (4) issue senior securities except as permitted by the 1940 Act or (5) invest more than 25% of its total assets in the securities of issuers (including any one foreign government, but excluding the U.S. Government) in any one industry provided; however, that the Large-Cap Fund and the Small-Cap Fund may concentrate their assets in securities of issuers in any industry to the extent that the S&P 500 Index or the Russell 2,000 Index, respectively, are so concentrated.


         If any percentage restriction described above or in the SAI is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.

                             ADDITIONAL INFORMATION

Reports to Shareholders

         As shareholders in the Funds, Qualified Plans will receive an annual report containing audited financial statements and semi-annual reports. Each Qualified Plan will also be provided with a printed confirmation for each transaction in their shareholder account. Participants in Qualified Plans may receive additional reports from their Plan Fiduciary.

Principal Underwriter

         WPG serves as the Funds' principal underwriter.

Transfer Agent and Dividend Disbursing Agent

         The Shareholder Services Group, Inc., P.O. Box 9037, Boston, MA 02205 serves as transfer agent and dividend disbursing agent for the Funds. The Funds may also enter into agreements with and compensate other transfer agents and financial institutions who process shareholder transactions and maintain shareholder accounts.

Independent Accountants

         KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, serves as the independent accountants for the Trust and will audit each Fund's financial statements annually.

Legal Counsel

         Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust.

                           ----------------------

No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the SAI, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                 Tomorrow Funds
                                RETIREMENT TRUST

                         A Lifecycle Retirement Program


                                   Prospectus
                               November 22, 1995

                           CORE LARGE-CAP STOCK FUND
                           CORE SMALL-CAP STOCK FUND

                              ADVISER CLASS SHARES

                         TOMORROW FUNDS RETIREMENT TRUST
                                One New York Plaza
                            New York, New York 10004



CORE LARGE-CAP STOCK FUND ("Large-Cap Fund")
         Seeks to exceed the performance of publicly traded large capitalization stocks in the aggregate, as represented by the Standard & Poor's Index of 500 Common Stocks (the "S&P 500").

CORE SMALL-CAP STOCK FUND ("Small-Cap Fund")
         Seeks to exceed the performance of publicly traded small capitalization stocks in the aggregate, as represented by the Russell 2000 Index (the "Russell 2000").


PROSPECTUS -- Institutional Class Shares

November 22, 1995


         This Prospectus describes Institutional Class shares of two mutual funds - the Large-Cap Fund and the Small-Cap Fund (together, the "Funds"). Institutional Class shares of the Funds are designed to provide investment vehicles for variable annuity and variable life insurance contracts ("Variable Contracts") of various insurance companies. Institutional Class shares of the Funds may also be purchased by "qualified" pension or retirement plans, including trustees of such plans for certain individuals funding their individual retirement accounts or other qualified plans. Each Fund, a series of Tomorrow Funds Retirement Trust (the "Trust"), is a diversified mutual fund advised by Weiss, Peck & Greer, L.L.C. (the "Adviser" or "WPG").


         Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and the services available to shareholders. If applicable, this Prospectus should be read in conjunction with the separate account prospectus of the specific insurance product which accompanies this Prospectus. To learn more about the Funds, you can obtain a copy of the Statement of Additional Information (the "SAI"), also dated November 22, 1995. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. A free copy of the SAI or a copy of the Prospectus describing the Adviser Class shares of the Funds is available upon request by calling Weiss, Peck & Greer, L.L.C. at 1-800-223- 3332 (toll free). Institutional Class shares of a Fund may not be available in your state due to various insurance or other regulations. Please check with your insurance company or qualified plan fiduciary for Funds that are available in your state. Inclusion of a Fund in this Prospectus which is not available in your state is not to be considered a solicitation. Shareholder inquiries regarding the Funds may be made in writing to the Trust at the address set forth above.


INSTITUTIONAL CLASS SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN INSTITUTIONAL CLASS SHARES OF THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Each Fund seeks, using quantitative methodology, to provide investors who participate in qualified retirement plans or who are holders of Variable Contracts with investment results that exceed the performance of a "Benchmark Index." The Benchmark for the Large-Cap Fund is the S&P 500 and the Benchmark for the Small-Cap Fund is the Russell 2000. Each Fund primarily invests its assets in equity securities of all types which comprise the applicable Benchmark.


         In addition to the Institutional Class shares offered through this Prospectus, the Funds offer a class of shares known as the Adviser Class through a separate prospectus. Adviser Class shares of the Funds are subject to different expenses which result in different performance results. Adviser Class shares of the Funds are available only to certain eligible investors.


                                  TABLE OF CONTENTS

                                                                          Page

Expense Information.....................................................     3
Investment Objectives and Policies......................................     5
Eligible Investors......................................................     7
Insurance Company Separate Accounts.....................................     7
Qualified Plans.........................................................     8
How to Buy Shares.......................................................     8
How to Sell Shares......................................................    11
How to Exchange Shares..................................................    12
How Each Fund's Share Price is Determined...............................    14
Management of the Funds.................................................    14
Service Plans...........................................................    15
Dividends and Taxes.....................................................    16
Portfolio Brokerage.....................................................    17
The Trust...............................................................    17
Investment Performance..................................................    19
Risk Considerations and Other Investment Practices and Policies.........    19
Additional Information..................................................    23

                               EXPENSE INFORMATION

         Operating a mutual fund, such as each Fund, involves a variety of expenses for portfolio management, shareholder statements, tax reporting and other services. These costs are paid from a fund's assets and their effect is factored into any quoted share price or performance information.

Shareholder Transaction Expenses are charges you pay when you buy or sell Institutional Class shares of a Fund.

                                                      Large-Cap    Small-Cap
                                                      Fund         Fund

Maximum Sales Load Imposed on Purchases               None         None

Maximum Sales Load Imposed on Reinvested Dividends    None         None

Deferred Sales Load                                   None         None

Redemption Fees                                       None         None

Exchange Fees                                         None         None

Annual Fund Operating Expenses are paid out of the Funds' assets. Each Fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts. The following are estimates and are calculated as a percentage of average net assets.

                                                      Large-Cap    Small-Cap
                                                      Fund         Fund

Management Fee (after voluntary waiver)               0.00%*       0.00%*
12b-1 Fee                                             0.00%        0.00%
Other Expenses (after expense limitation)1            1.50%*       1.50%*
                                                      ------       ------

Total Fund Operating Expenses
     (after expense limitation)                       1.50%*       1.50%*
                                                      ======       ======

Example: Hypothetically assume that each Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, you would have paid the following expenses if you closed your account after the number or years indicated:

                                                      Large-Cap    Small-Cap
                                                      Fund         Fund

         After 1 Year                                 $15          $15
         After 3 Years                                $48          $48


         The purpose of the above table and Example is to assist you in understanding the various costs and expenses of the Institutional Class shares of the Funds that an investor will bear directly or indirectly. See page 15. The
Funds are newly organized and have no operating history. The figures shown in the table under the caption "Other Expenses" and in the hypothetical example are based on estimates of the Funds' expenses for the fiscal year ending December
31, 1996. The expenses set

                                        -3-





forth above do not reflect charges and expenses that may be applicable to a holder of a Variable Contract or participant in a qualified plan. Please refer to your separate account prospectus or qualified plan documents, as the case may be.


---------------

         1 Other expenses include service fees payable under a non-Rule 12b-1 service plan for the benefit of qualified pension or retirement plans. See "Service Plans" on page 15.



          * The Adviser has voluntarily agreed to limit temporarily each Fund's operating expenses (excluding Rule 12b-1 fees applicable to Adviser Class shares, service fees applicable to Institutional Class shares, any other class-specific expenses, litigation, indemnification and other extraordinary expenses) to 1.25% of its average daily net assets. Each Fund will reimburse the Adviser for fees foregone or other expenses paid by the Adviser pursuant to this expense limitation in later years in which operating expenses for that Fund are less than the expense limitations set forth above for any such year. See page
15. In the absence of this agreement, Management Fees would be 0.75% of each Fund's average daily net assets and Other Expenses and Total Fund Operating Expenses are estimated to be approximately 3.90% and 4.65%, respectively, of the average daily net assets attributable to the Institutional Class shares of the Large-Cap Fund and 4.49% and 5.24%, respectively, of the average daily net assets attributable to the Institutional Class shares of the Small-Cap Fund.

[/FN]

The Funds' imposition of a service fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                       INVESTMENT OBJECTIVES AND POLICIES

What are the Investment Objectives of the Funds?

         Each Fund seeks to provide investors who participate in qualified retirement plans with investment results that exceed the performance of a "Benchmark Index." The Benchmark for the Large-Cap Fund is the S&P 500 and the Benchmark for the Small-Cap Fund is the Russell 2000.

LARGE-CAP FUND             seeks to exceed the performance of publicly
                           traded large capitalization stocks in the aggregate, as represented by the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks. The S&P 500 represents approximately 70% of the total domestic
                           U.S. equity market capitalization.

SMALL-CAP FUND             seeks to exceed the performance of publicly
                           traded small capitalization stocks in the aggregate, as represented by the Russell 2000. The Russell 2000 is an unmanaged index of 2000 common stocks of small market capitalization companies.

How will the Funds invest their assets?

         To seek to achieve its objective, each Fund, under normal market conditions, invests in a portfolio of securities that is considered more "efficient" than the applicable Benchmark. An efficient portfolio is one that has the maximum expected return for any level of risk. The efficient mix of securities is established mathematically, taking into account the expected return and volatility of returns for each security in a given universe, as well as the historical price relationships between the different securities in the universe.

         To implement this strategy with respect to the Funds, the Adviser compiles the historical price data of all securities which comprise the S&P 500 in the case of the Large-Cap Fund and the Russell 2000 in the case of the Small-Cap Fund. The Adviser may eliminate a security from consideration if it considers the security to have an inadequate or misleading price history. Using this historical price data, the Adviser constructs and analyzes a complete matrix of all the possible price relationships between the securities in the applicable Benchmark.


         Using a sophisticated software program that incorporates risk reduction techniques developed by investment professionals of the Adviser, the Adviser constructs a number of portfolios with respect to each Fund, which portfolios are believed to have optimized risk/reward ratios. From these alternative portfolios, the Adviser selects the combination of securities, together with their appropriate weightings, that the Adviser believes will comprise the optimal portfolio for each Fund. It is expected that each Fund's optimal portfolio will not include all the stocks in and will be weighted differently than its Benchmark. The optimal portfolio for a Fund is designed to have a return greater than, but highly correlated with, the return of its Benchmark. Please see "Quantitative Methodology" in the SAI for a further description of how the Adviser constructs and maintains an optimal portfolio for each Fund. No quantitative methodology or technical analysis, including the Adviser's, has ever been objectively proven to provide enhanced investment return and reduced investment risk in actual long-term portfolio results.



         Under normal circumstances, at least 65% of Large-Cap Fund's and Small-Cap Fund's total assets are invested in equity securities of large market capitalization companies and small market capitalization companies, respectively. For purposes of the Funds' investments, large market capitalization companies are those ranked, according to market capitalization, within the top 500 domestic companies that are listed on a

U.S. securities exchange or traded over-the-counter and small market capitalization companies are those not ranked, according to market capitalization, within the top 1,000 domestic companies that are listed on a U.S. securities exchange or traded over-the-counter, both determined at the time of the Funds' investments. Companies whose capitalization falls outside these ranges after purchase continue to be considered large or small market capitalized, as the case may be, for purposes of this policy.



         While each Fund will generally be substantially fully invested in equity securities that comprise the applicable Benchmark, each Fund may under normal circumstances invest up to 10% of its total assets in securities, issued or guaranteed by the U.S. Government or its agencies, authorities, instruments or sponsored enterprises (collectively, "U.S. Government securities") and shares of real estate investment trusts ("REITs"). In addition, each Fund may, but is not required to, utilize various investment strategies and techniques to hedge various market risks (such as broad or specific equity market movements and interest rate risk) or to enhance potential gain. The investment strategies and techniques used by the Funds and the instruments in which they invest may change over time as new techniques, strategies and instruments are developed or regulatory changes occur. In the course of pursuing their investment objectives, the Funds may: (i) purchase and write (sell) put and call options on securities and indices; (ii) purchase and sell financial futures contracts and options thereon; (iii) lend portfolio securities; (iv) enter into repurchase agreements;
(v) purchase securities on a forward commitment, when-issued or delayed delivery basis; and (vi) invest in restricted, illiquid and structured securities. For further information concerning the securities in which the Funds may invest and the investment strategies and techniques they may employ, see "Risk Considerations and Other Investment Practices and Policies" beginning on page 19 of this Prospectus.



         The investment policies, including each Fund's investment objective, described in this Prospectus are non-fundamental policies which may be changed by the Trustees without the approval of shareholders. If there is a change in either Fund's investment objective, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs. Each Fund has adopted certain fundamental policies which may not be changed without the approval of the applicable Fund's shareholders. See "Investment Restrictions" on page 23 of this Prospectus.


Risk Factors

         There is no assurance that either Fund will achieve its investment objective. Because each Fund owns different types of investments, its performance is affected by a variety of factors. The value of a Fund's investments and the income they generate (and, therefore, its net asset value) will vary from day to day, and generally reflect interest rates, market conditions, and other company, political and economic news. When you sell your shares, they may be worth more or less than what you paid for them.

         The Small-Cap Fund will invest in equity securities of small capitalization companies included within the Russell 2000 and the Large-Cap Fund may invest in such securities to the extent that they are included in the S&P
500. Although investments in securities of small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more mature, better known companies. Small capitalization securities may be subject to more volatile market movements than securities of larger capitalization securities, such as those included in the S&P 500. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. Small capitalization securities may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Small-Cap Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.


         In general, the value of a Fund's investment in U.S. Government securities rises when interest rates fall, and vice versa. Although U.S. Government securities have varying levels of sensitivity to changes in interest rates, longer-term U.S. Government securities are generally more sensitive to interest changes than shorter-term U.S. Government securities. Investing in REITs involves risks in addition to those associated with U.S. Government securities. REITs may be affected by changes in the value of the underlying property and by the quality of any credit extended, are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency. The risks associated with the Funds' transactions in options, futures and other types of derivative securities including structured securities may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk.



         For a further discussion of the risks associated with an investment in the Funds, please see "Risk Considerations and Other Investment Practices and Policies" beginning on page 19 of this Prospectus.


                                ELIGIBLE INVESTORS

         Institutional Class shares of the Funds are designed to provide investment vehicles for variable annuity and variable life insurance contracts ("Variable Contracts") of various insurance companies' separate accounts ("Separate Accounts"). Institutional Class shares of the Funds may also be purchased for the account of qualified pension or retirement plans ("Qualified Plans"). Qualified plans include: qualified plans and trusts under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), annuity plans under Code Section 403(a), Code Section 403(b) annuities are custodial accounts, certain governmental plans, simplified employee pension plans, deferred compensation arrangements under Code Section 457(b) and certain Individual Retirement Accounts ("IRAs"). IRAs that may invest in Institutional Class shares of the Funds are limited to those established for the benefit of:
(a) current and former Trustees and officers of the Trust; (b) current and former principals and employees of the Adviser; (c) directors, officers and employees of companies and their affiliates that have an advisory relationship with the Adviser; (d) directors, officers and employees of companies and their affiliates serving in an advisory capacity to sponsors of Qualified Plans and
(e) members of the immediate families of any of the foregoing persons.

         Should you have any questions as to whether you are an eligible investor in Institutional Class shares of the Funds, please call WPG at 1-800-223-3332.


                       INSURANCE COMPANY SEPARATE ACCOUNTS

         Because holders of Variable Contracts may not purchase or redeem Institutional Class shares of the Funds directly, you should read the prospectus of your insurance company Separate Account to obtain instructions for purchasing a Variable Contract. Variable Contracts may or may not make investments in both the Funds described in this Prospectus.

         Separate Accounts purchase and redeem Institutional Class shares of the Funds at their respective net asset values. Redemptions will be effected by Separate Accounts to meet obligations under Variable Contracts. Insurance companies who wish to designate Institutional Class shares of the Funds as investment vehicles for their Separate Accounts should contact WPG at 1-800-223-3332.


                                QUALIFIED PLANS

         The following information describes how participants in Qualified Plans may arrange to buy, sell (redeem) and exchange Institutional Class shares of the Funds for the account of their Qualified Plans.

A.       HOW TO BUY SHARES

Through whom may Institutional Class shares of the Funds be purchased for Qualified Plans?

         Because you may not purchase Institutional Class shares of the Funds directly, all orders to purchase Institutional Class shares must be made through the trustee, custodian, plan administrator or other fiduciary (each a "Plan Fiduciary") of your Qualified Plan. If the monies you wish to invest in the Funds are maintained in a Qualified Plan sponsored by your employer, please consult with your employer for information about how to purchase shares of the Funds. If the monies you wish to invest in the Funds are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to purchase shares of the Funds.

         You may establish an IRA with the Trust's custodian, Boston Safe Deposit and Trust Company ("Boston Safe"), through which you may invest in the Funds. Additionally, you may invest in the Funds by "rolling over" an existing IRA into an IRA maintained by Boston Safe. Please call WPG at 1-800-223-3332 for information regarding how to establish an IRA with Boston Safe.

What is the minimum investment by Qualified Plans in Institutional Class shares of the Funds?

         Plan Fiduciaries may invest in the Funds for the account of Qualified Plans with as little as $250. There is no minimum amount required for subsequent investments.

At what price are Institutional Class shares of the Funds offered?

         Institutional Class shares of the Funds are sold at the net asset value
(NAV) of such shares next determined after The Shareholder Services Group, Inc., the Funds' "Transfer Agent," receives and accepts a purchase order. Purchase orders received and accepted by the Transfer Agent by the close of regular trading on the New York Stock Exchange on any Business Day (currently 4:00 p.m. New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day. Otherwise, orders will be effected at the NAV determined on the next Business Day.

How may Plan Fiduciaries invest in the Funds for the account of their Qualified Plans?

         In order to make an initial investment in a Fund for a Qualified Plan, Plan Fiduciaries must open an account with the Funds by furnishing to WPG the information in the applicable Account Information Form attached to this Prospectus. Please note that there is an Account Information Form applicable to IRAs and an Account Information Form applicable to other Qualified Plans and to insurance company separate accounts. Shares of the Funds may be purchased by Plan Fiduciaries for the account of Qualified Plans on any day during which the New York Stock Exchange is open for business (a "Business Day").

Plan Fiduciaries:  To Make an Initial Investment for a Qualified Plan


By Mail:                   1.  Make a check payable to the Fund in which you
                               wish to invest.

                           2. Mail the completed Account Information Form and check to WPG.



By Wire:                   1.  Call 1-800-223-3332 to open an account and to
                               receive an application. Funds may be wired after the application has been received.

                           2.  Instruct your bank to wire funds to:

                                    Boston Safe Deposit and Trust Company
                                    WPG Deposit Account No. 12-816-3
                                    Bank Routing No. 011-00123-4
                                    Specify:
                                        Name of Fund
                                        Institutional Class shares
                                        Account Number
                                        Name(s) in which account is to be
                                             registered


                            3. Mail the completed Account Information Form to
                               WPG.


Plan Fiduciaries:  To Make Further Investments for a Qualified Plan

Automatically:             1.  Use the Automatic Investment Plan.  Sign up for
                               this service when opening an account, or call
                               1-800-223-3332 to receive a Servicing Form to add this privilege. Designate the bank or credit union account from which funds will be drawn.

                           2. The amount to be invested will automatically be withdrawn from the designated bank or credit union account on or about the first Business Day of the month or quarter selected.


By Telephone:              1.  Sign up for this service when opening an account,
                               or call 1-800-223-3332 to receive a Services Form to add this privilege. Designate the bank or credit union account from which funds will be drawn. Note that in order to invest by phone, the account must be in a bank or credit union that is a member of the Automated Clearing House system (ACH).


                           2. Once this service has been selected, Plan Fiduciaries may purchase additional shares for the account of their Qualified Plans by calling the Funds' Transfer Agent, The Shareholder Services Group, Inc., toll-free at 1-800-223-3332.

                           3. Give the Transfer Agent representative the name(s) in which the account is registered, the Fund name, Institutional Class shares, the account number, and the amount of the investment.

                           4. An investment will normally be credited to the Qualified Plan account upon receipt of payment.

                               During periods of extreme economic conditions or
                           market changes, requests by telephone may be difficult to make due to heavy volume. During such times please consider placing purchase orders by mail.

By Mail:                   1.  Include a note with the investment specifying:

                                    Name of the Fund
                                    Institutional Class shares
                                    Account Number
                                    Name(s) in which account is registered

                           2. Make the check payable to the Fund in which you wish to or are instructed to invest. Indicate the account number on the check.

                           3. Mail the account information and check to the Transfer Agent at the address indicated on the back cover of this Prospectus.


By Wire:                   Instruct the bank to wire funds to:

                               Boston Safe Deposit and Trust Company
                               WPG Deposit Account No. 12-816-3
                               ABA Routing No. 011-00123-4
                               For credit to:
                                    Name of Fund
                                    Institutional Class shares
                                    Your Account Number
                                    Name(s) in which account is registered



         Other Purchase Information. Each Fund reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. As a condition of this offering, if your purchase is cancelled due to nonpayment or because your check does not clear (and, therefore, your account is required to be redeemed), you will be responsible for any loss incurred by the Fund(s) affected. All purchases must be made in U.S. dollars. Checks drawn on foreign banks will delay purchases until U.S. funds are received and a collection charge may be imposed. In such cases, Institutional Class shares of the Funds are priced at the net asset value computed after the Transfer Agent receives notification of the dollar equivalent from the Funds' custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m. New York City time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information.

         Acquiring Shares of the Funds in Exchange for Securities. Shares of the Funds may be purchased in whole or in part by delivering to the Funds' custodian, Boston Safe, securities acceptable to WPG. Please see "In-Kind Purchases" in the SAI for the terms and conditions of these transactions.

B.       HOW TO SELL SHARES

How may Institutional Class shares of the Funds be redeemed for Qualified Plans?

         Subject to the restrictions (if any) imposed by your Qualified Plan, you can arrange to sell or "redeem" some or all of your shares on any Business Day. All orders to redeem Institutional Class shares of the Funds held for the account of Qualified Plans must be made through your Plan Fiduciary.
 If the Institutional Class shares you wish to redeem are held for the account of a Qualified Plan sponsored by your employer, please consult with your employer for information about how to redeem shares of the Funds. If the Institutional Class shares you wish to redeem are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to redeem shares of the Funds. Please note that shares may not be redeemed by telephone or telegram, except for exchanges which can be requested by Plan Fiduciaries by telephone or in writing.

At what price are Institutional Class shares of the Funds redeemed?

         Institutional Class shares of the Funds will be redeemed at the share price (NAV) of such shares next calculated after a redemption order is received in good order by the Transfer Agent. Once shares are redeemed, sale proceeds generally are available the next Business Day, but may take up to three Business Days. For your protection, redemption proceeds will not be released until a shareholder's account has been opened and payment for the shares to be redeemed have been received by the Fund, which may take up to fifteen days in the case of payments made by check.

         The net asset value per share received upon redemption or repurchase may be more or less than the original cost of the shares, depending on the market value of the portfolio at the time of redemption or repurchase.


Plan Fiduciaries:  To Redeem Shares for a Qualified Plan

By Mail:                   1.  In a written request specify:

                                    Name of the Fund
                                    Institutional Class shares
                                    Account Number
                                    Name(s) in which account is registered
                                    The dollar amount or the number of shares
                                          to be redeemed

                           2. Mail the redemption request to the Transfer Agent at the address indicated on the back cover of this Prospectus.


         General Redemption Information. Redemption requests must be received by the Transfer Agent before the close of business on the New York Stock Exchange to receive that day's share price (NAV). A written redemption request must be signed by all registered shareholders for the account using the exact names in which the account is registered or accompanied by executed power(s) of attorney. Unless otherwise specified, redemption proceeds will be sent by check to the record address. Plan Fiduciaries may elect to have redemption proceeds wired to a checking or bank account if wire redemptions were authorized when the account was opened or have subsequently been authorized.

         Redemptions may be suspended or postponed during any period in which any of the following conditions exist: the New York Stock Exchange is closed or trading on the Exchange is restricted; an emergency exists during which it is not reasonably practicable for a Fund to dispose of its portfolio securities or to fairly determine its net asset value; or the SEC, by order, so permits.

         Certain requests must include a signature guarantee. A signature guarantee is a widely accepted way to protect you and the Funds from fraud by verifying the signature on your request. A signature guarantee is required if
(a) the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account, (b) the redemption request is made for the account of an IRA or (c) the net asset value of the shares redeemed is $100,000 or more (this requirement may be waived by the Adviser in its discretion).

         The following institutions may provide a signature guarantee, provided that the institution meets credit standards established by the Transfer Agent:
(i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Signature guarantees may not be provided by a notary public.

         Small Accounts. In order to reduce the expense of maintaining numerous small accounts, the Trust reserves the right to redeem any shareholder account (other than an IRA) if, as a result of redemptions, the value of the account is less than $100. Shareholders will be allowed at least 60 days, after written notice by the Trust, to make an additional investment to bring the account value up to at least $100 before the redemption is processed.

         Change in Tax Status. Insurance companies and Plan Fiduciaries are required to notify the Trust through the Transfer Agent if the tax status of their Separate Account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The Trust reserves the right to redeem any fund account of any shareholder whose qualification as a diversified segregated asset account or a qualified pension or retirement plan satisfying the requirements of Treasury Regulation ss. 1.817-5 is revoked or challenged. The Trust will not treat an investor as a qualified pension or retirement plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164.

C.       HOW TO EXCHANGE SHARES

May Institutional Class shares be exchanged for shares of other mutual funds?

         Subject to the terms of your Qualified Plan, Institutional Class shares of a Fund may be exchanged for Institutional Class shares of the other Fund or for Institutional Class shares of Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund, Tomorrow Short-Term Retirement Fund and Tomorrow Post-Retirement Fund (collectively, the Tomorrow Funds"). To obtain a current prospectus for the Institutional Class shares of the Tomorrow Funds, please call 1-800-223- 3332. Please consider the differences in investment objectives and expenses of a Tomorrow Fund as described in its prospectus before making an exchange.

Do sales charges apply to exchanges?

         As is the case with initial purchases of Institutional Class shares of the Funds, exchanges of Institutional Class shares are made without the imposition of a sales charge.

How may I make an exchange for my Qualified Plan?

         Because shares of the Funds are held for the account of Qualified Plans, all orders to exchange shares must be made through your Plan Fiduciary. If the Institutional Class shares you wish to exchange are held for the account of a Qualified Plan sponsored by your employer, please consult with your employer for information about how to exchange shares of the Funds. If the Institutional Class shares you wish to exchange are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to exchange shares of the Funds.

Plan Fiduciaries:  To Exchange Shares


By Phone:                  1.  Use the telephone exchange privilege.  The
                               telephone exchange privilege is not available automatically. It is necessary to sign up for this privilege on the Account Application Form when opening an account, or call 1-800-223-
                               3332 to receive a Services Form to add this privilege.


                           2. Once this privilege has been selected, simply call the Transfer Agent toll free at 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. New York City time on any Business Day.

                           3. Give the following information to the Transfer Agent representative:

                                    Name of current Fund
                                    Institutional Class shares
                                    Name of the Tomorrow Fund into which the
                                         current Fund shares will be exchanged
                                    Account Number
                                    Name(s) in which your account is registered
                                    The dollar amount or the number of shares
                                         to be exchanged

By Mail:                   1.  Mail a written request to the Transfer Agent at
                               the address listed on the back cover of this Prospectus specifying:

                                    Name of current Fund
                                    Institutional Class shares
                                    Name of the Tomorrow Fund into which the
                                         current Fund shares will be exchanged
                                    Account Number
                                    Name(s) in which your account is registered
                                    The dollar amount or the number of shares
                                         to be exchanged

                           2. The exchange request must be signed by all registered holders for the account using the exact names in which the account is registered or accompanied by executed power(s) of attorney.

         General Exchange Information. Shares exchanged are valued at their respective net asset values next determined after the exchange request is received by the Transfer Agent. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) the minimum amount for exchanging from one fund into another fund is $100 or the total value of your fund account (if less than $100) and must satisfy the minimum account size of the fund to be exchanged into.

         To confirm that telephone exchange requests are genuine, the Trust employs reasonable procedures, such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If the Trust does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or unauthorized telephone exchange request. Otherwise, neither the Trust nor its agents will be liable for any loss incurred by a shareholder as the result of following instructions communicated by telephone that they reasonably believed to be genuine. The Trust reserves the right to refuse any request made by telephone and may limit the dollar amount involved or the number of telephone requests made by any shareholder. During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times please consider placing your order by mail.

         To prevent abuse of the exchange privilege to the detriment of other shareholders, the Trust limits the number of exchanges and purchase/redemption transactions by any one shareholder account (or group of accounts under common management) to a total of six transactions per year. This policy applies to exchanges into or out of any Tomorrow Fund and any pair of transactions involving a purchase of shares of any Tomorrow Fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same Tomorrow Fund. If a Plan Fiduciary violates this policy, his/her future purchases of, or exchanges into, the Tomorrow Funds may be permanently refused. This policy does not prohibit redemptions of shares of any series. This policy may be waived by WPG in its discretion. Further, the exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty
(60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                   HOW EACH FUND'S SHARE PRICE IS DETERMINED

         The net asset value per share of a class of a Fund is determined by dividing the value of its assets, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value is normally calculated as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m. New York City time) on each Business Day. Different classes of shares of the Funds may have different net asset values.

         Portfolio securities (other than certain money market instruments) are valued primarily based on market quotations or, if market quotations are not available, at fair market value as determined in good faith by a valuation committee appointed by the Trustees. In accordance with procedures adopted by the Trustees, each Fund may use pricing services to value fixed-income investments. Money market instruments with a remaining maturity of 60 days or less at the time of purchase are generally valued at amortized cost when the Trustees believe that amortized cost approximates market value.


                            MANAGEMENT OF THE FUNDS

Trustees

         Each Fund is a separate investment series of Tomorrow Funds Retirement Trust, a Delaware business trust (the "Trust"). Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

         Weiss, Peck & Greer, L.L.C., One New York Plaza, New York, New York 10004 serves as the investment adviser to each Fund pursuant to an investment advisory agreement. The Adviser, a privately held limited liability company with over 20 years' experience as an investment adviser to individual and institutional clients, has, together with its affiliates, approximately $13 billion under management. Subject to the supervision and direction of the Trustees, the Adviser manages each Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Fund and places orders to purchase and sell securities on behalf of the Fund. For these services, each Fund pays the Adviser a monthly fee equal on an annual basis to 0.75% of its average daily net assets. The advisory fee paid by the Funds, which is greater than that paid by most funds, reflects the added complexity and additional expenses associated with these Funds' investment strategies.

         Joseph N. Pappo has been primarily responsible for the day-to-day management of each Fund's portfolio since the Funds' inception. Mr. Pappo has been a principal of the Adviser since 1994. Prior to joining WPG, Mr. Pappo was the founder and president of Eden Financial Group which was acquired by WPG in 1991.

         The Adviser has voluntarily agreed to limit temporarily each Fund's operating expenses (excluding Rule 12b-1 fees applicable to the Adviser Class shares, service fees applicable to the Institutional Class shares, any other class-specific expenses, litigation, indemnification and other extraordinary expenses) to 1.25% of its average daily net assets. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

         From time to time, the Adviser may compensate insurance companies or their affiliates who hold Institutional Class shares of the Tomorrow Funds for the account of their customers for providing a variety of record-keeping, administrative, marketing and/or shareholder support services. This compensation, which may be paid at a rate up to 0.25% of the net asset value of Institutional Class shares held for the account of those customers depending on the nature, extent and quality of the services provided, will be paid from the Adviser's own resources and not from the assets of any Tomorrow Fund.

Administrator

         Pursuant to an administration agreement with each Fund, WPG provides personnel for supervisory, administrative, accounting, shareholder services and clerical functions; oversees the performance of administrative and professional services to the Funds by others; provides office facilities, furnishings and office equipment; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. As compensation for the services rendered to the Funds as Administrator, WPG is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.09% of each Fund's average daily net assets. The administrative fee for each Fund is reviewed and approved annually by the Trustees.

Expenses

         Each Fund bears all expenses of its operation, subject to the expense limitation agreement described above. In particular, each Fund pays: investment advisory fees; administration fees; service fees with respect to the Institutional Class shares; distribution and service fees with respect to the Adviser Class shares; custodian and transfer agent expenses; legal and accounting fees and expenses; expenses of preparing, printing, and distributing Prospectuses and SAIs to existing shareholders, and shareholder communications and reports; expenses of computing its net asset value per share; federal and state registration fees and expenses with respect to its shares; proxy and shareholder meeting expenses; expenses of issuing and redeeming its shares; independent trustee fees and expenses; expenses of bond, liability, and other insurance coverage; brokerage commissions; taxes; trade association fees; and certain non-recurring and extraordinary expenses. In addition, the expense of organizing the Funds and initially registering and qualifying their shares under federal and state securities laws are being charged to the Funds' operations, as an expense, over a period not to exceed 60 months from the Funds' inception date.

         Each Fund will reimburse the Adviser for fees foregone or other expenses paid by the Adviser pursuant to this expense limitation in later years in which operating expenses for that Fund are less than the expense limitations set forth above for any such year. No interest, carrying or finance charge will be paid by a Fund with respect to the amounts representing fees foregone or other expenses paid. In addition, no Fund will pay any unreimbursed amounts to the Adviser upon termination of its investment advisory agreement.

                              SERVICE PLANS

         The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund pays service fees at an aggregate annual rate of up to 0.25% of a Fund's average daily net assets attributable to Institutional Class shares (the "Service Plans"). The service fee is payable for the benefit of the Qualified Plan and is intended to be compensation to Plan Fiduciaries for providing personal services and/or account maintenance services to participants in Qualified Plans who beneficially own Institutional Class shares of the Funds. The Trust, on behalf of the applicable Fund, will make monthly payments to Plan Fiduciaries, for the benefit of their Qualified Plans, based on the average net asset value of the Institutional Class shares which are attributable to the Qualified Plan


                                DIVIDENDS AND TAXES

         Each Fund is treated as a separate entity for federal income tax purposes and intends to elect to be treated as a "regulated investment company" under the Internal Revenue Code and to qualify for such treatment for each taxable year. To qualify as such, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. Each Fund also intends to satisfy certain additional diversification requirements applicable under Section 817(h) of the Internal Revenue Code in order to permit investments in Institutional Class shares of the Funds by insurance company Separate Accounts that fund Variable Contracts, which are subject to such requirements. It is possible that in order to satisfy the applicable diversification requirements, investment decisions may be made which would affect either positively or negatively the investment performance of a Fund. As a regulated investment company, each Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Internal Revenue Code.

         Participants in Qualified Plans may be eligible for tax deferral on distributions a Qualified Plan receives from a Fund and gains that arise from a Qualified Plan's dispositions of Fund shares. This Prospectus does not describe in any respect such tax treatment. Please consult your Plan Fiduciary or tax adviser.

         Under current tax law, dividends or capital gain distributions from a Fund are not currently taxable if properly allocable to reserves for a Variable Contract. For a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, refer to the prospectus of the insurance company Separate Account.

         It is suggested that holders of Variable Contracts and participants in Qualified Plans keep all statements received from their insurance company or Qualified Plan to assist in personal recordkeeping.

         Each Fund intends to distribute all of its net investment income and net capital gains each year. Income dividends, if any, will be declared and distributed at least annually by each Fund. Net short-term and long-term capital gains of each Fund, if any, realized during the taxable year will be distributed no less frequently then annually. Dividends derived from each Fund's net investment income (including dividends, interest and recognized market discount income), and net short-term capital gains received by a Fund are treated as ordinary income under the Internal Revenue Code. Distributions from each Fund's net long-term capital gains are treated as long-term capital gains under the Internal Revenue Code, regardless of how long shares of the Funds have been held.

Reinvestment of Income Dividends and Capital Gains Distributions

         Unless a Plan Fiduciary elects otherwise, as permitted in the Account Information Form, income dividends and capital gains distributions with respect to a Fund will be reinvested in additional Institutional Class shares of that Fund and will be credited to the Qualified Plan's account with that Fund at the net asset value per share next determined as of the ex-dividend date. Both income dividends and capital gains distributions are paid by the Fund on a per share basis. As a result, at the time of such payment, the net asset value per share of a Fund will be reduced by the amount of such payment. Although income dividends and capital gains distributions by the Funds may not give rise to current tax liability for the categories of shareholders permitted to invest in the Funds, participants in Qualified Plans may be subject to tax on all or a portion of their distributions from such Plans or upon the failure of such Plans to maintain their qualified status under complex Internal Revenue Code provisions concerning which a tax adviser should be consulted. Withdrawals or other payments to

Variable Contract holders from insurance company Separate Accounts may also be taxable. Participants in Qualified Plans who wish to change the manner in which income dividends and capital gains distributions are received by their Qualified Plans should contact their Plan Fiduciaries. Written notification of such change must be received by the Transfer Agent at least ten days before the next scheduled distribution.


                            PORTFOLIO BROKERAGE

         In effecting securities transactions, the Funds generally seek to obtain the best price and execution of orders under the circumstances. Commission rates are a component of price and are considered along with other factors, including the ability of the broker to effect the transaction, and the broker's facilities, reliability and financial responsibility. Subject to the foregoing, the Funds intend to utilize WPG as their primary broker in connection with the purchase and sale of exchange-traded portfolio securities. As the Funds' primary broker, WPG will receive brokerage commissions from the Funds, limited to the "usual and customary broker's commission" specified by the 1940 Act. The Funds intend to continue to use WPG as their primary broker on exchange-traded securities, provided WPG is able to provide execution at least as favorable as that provided by other qualified brokers.

         The Trustees of the Trust have developed procedures to limit the commissions received by WPG to the "usual and customary broker's commission" standard specified by the 1940 Act. On a quarterly basis, the Trustees review the securities transactions of each Fund effected by WPG to assure their compliance with such procedures.

         The Funds will also execute their portfolio transactions through qualified brokers other than WPG. In selecting such other brokers, WPG considers the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers. Accordingly, the commissions paid to any such broker may be greater than the amount another firm might charge, provided WPG determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage services and research information provided by such broker. Such information may be used by WPG (and its affiliates) in managing all of its accounts and not all of such information may be used by WPG in managing the Funds. In selecting other brokers for a Fund, WPG may also consider the sale of shares of the Fund effected through such other brokers as a factor in its selection, provided that Fund obtains the best price and execution of orders under the circumstances.

         Money market securities and other fixed-income securities, as well as certain equity securities, in which the Funds invest are traded primarily in the over-the-counter ("OTC") market. For transactions effected in the OTC market, financial intermediaries (i.e., dealers) act as principal rather than as agent and receive a "spread" rather than a commission. The Funds intend to deal with the primary market-makers with respect to OTC securities, unless a more favorable result is obtainable elsewhere.


                                  THE TRUST

         Tomorrow Funds Retirement Trust is an open-end management investment company (commonly referred to as a mutual fund) organized as a Delaware business trust under an Agreement and Declaration of Trust dated June 21, 1995 (the "Declaration"). The Trust has authorized an unlimited number of shares of beneficial interest.

         As of the date of this Prospectus, the shares of the Trust are divided into six series: Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund, Tomorrow Short-Term Retirement Fund, Tomorrow Post-Retirement Fund, Core Large-Cap Stock Fund and Core Small-Cap Stock Fund. The Trust reserves the right to create and issue additional series of shares. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. Shares of a particular series vote separately on matters affecting only that series, including the approval of an investment advisory agreement and changes in fundamental policies or restrictions of a particular series.


         As of the date of this Prospectus, the Trustees have authorized the issuance of two classes of shares for each series, designated Adviser Class and Institutional Class. The shares of each Class represent an interest in the same portfolio of investments of that series. Each Class has equal rights as to voting, redemption, dividends and liquidation, except that each Class bears different distribution fees and may bear other expenses properly attributable to the particular Class. Adviser Class shareholders of a Fund have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted by holders of Adviser Class shares of that Fund. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of a series of the Trust into additional classes. In addition, subject to Trustee approval and shareholder approval (if then required), each Fund may pursue its investment objective by investing all of its investable assets in a pooled fund. See "Other Investment Companies" on page 20 of this Prospectus.


         An insurance company issuing a Variable Contract that participates in Institutional Class shares of a Fund will vote such shares held by the insurance company Separate Accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received. For a further discussion of voting rights, please refer to your insurance company Separate Account prospectus.

         When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Trust are fully paid and non-assessable. The Trust is not required, and does not intend, to hold annual shareholder meetings. Shareholders have certain rights, as set forth in the Declaration, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Trust.

         In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees of the Trust do not expect any disadvantages to investors arising out of the fact that each Fund may offer a class of its shares to Separate Accounts that serve as investment medium for Variable Contracts or that each Fund may offer its shares to Qualified Plans. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Separate Accounts or Qualified Plans might be required to withdraw their investments in either or both Funds and shares of another series of the Trust may be substituted. This might force a Fund to sell securities at disadvantageous prices.

         In the interests of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Although each Fund is offering only its own shares, since the Funds use this combined Prospectus, it is possible that one Fund might become liable for a misstatement or omission in this Prospectus regarding the other Fund. The Trustees have considered this factor in approving the use of this combined Prospectus.

                              INVESTMENT PERFORMANCE

         Each Fund may illustrate in advertisements and sales literature the average annual total return of its Institutional Class shares, which is the rate of growth of the Fund that would be necessary to achieve the ending value of an assumed initial investment of $1,000 kept in Institutional Class shares of the Fund for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in Institutional Class shares of the Fund at net asset value; and (2) all recurring fees are included for applicable periods.

         Each Fund may also illustrate in advertisements the cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for a Fund will assume the reinvestment of all income dividends and capital gains distributions in Institutional Class for the indicated periods and will include all recurring fees.

         Total returns quoted for the Funds include the effect of deducting each Fund's expenses, but may not include charges and expenses attributable to any particular Qualified Plan or Variable Contract. You should carefully review the prospectus of the insurance product you have chosen or consult with your Plan Fiduciary for information on relevant charges and expenses. Because these charges and expenses are excluded from a Fund's quoted performance, the investment return received by a participant in a Qualified Plan or a holder of a Variable Contract investing in the Fund may be lower than the quoted performance of the Fund. You should bear in mind the effect of these charges when comparing a Fund's performance to that of other mutual funds.

         The performance of the Institutional Class shares of the Funds will vary from time to time and past results are not necessarily representative of future results. Performance is a function of the type and quality of a Fund's portfolio securities and is affected by operating expenses. Performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. An investment in any Fund involves the risk of loss.


RISK CONSIDERATIONS AND OTHER INVESTMENT PRACTICES AND POLICIES



U.S. Government Securities. Each Fund may invest in all types of U.S. Government securities, including obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises. Some U.S. Government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities, instrumentalities or sponsored enterprises are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer.

         The Funds may invest in U.S. Government securities which are zero coupon or deferred interest securities. For example, each Fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government.

Real Estate Investment Trusts. Each Fund may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. Any Fund that invests in REITs will indirectly bear its proportionate share of any expenses paid by such REITs in addition to the expenses paid by the Fund.

         Investing in REITs involves certain risks: equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self- liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.


Structured Securities. Each Fund may invest in "structured" securities, such as notes, bonds or debentures. The distinguishing feature of a structured security is that the value of the principal of and/or interest payable on the security is determined by reference to the value of a benchmark or the relative change in two or more benchmarks. These benchmarks include stock prices and indices, currency exchange rates and physical commodity prices. For example, the Large-Cap Fund may invest in Standard & Poor's Depository Receipts ("Spiders") which are designed to replicate the performance of the S&P 500 Index. Structured securities may be positively or negatively indexed, so that appreciation of the benchmark may produce an increase or decrease in the interest rate or value of the structured security at maturity. Certain structured securities may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the Fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the Fund's limitation on investments in illiquid securities. See "Restricted and Illiquid Securities" on page 22.


Other Investment Companies. Each Fund is authorized to invest all of its assets in the securities of a single open-end investment company (a "pooled fund") having substantially identical investment objectives, policies and restrictions as such Fund, notwithstanding any other investment restriction or policy. Such a structure is commonly referred to as "master/feeder." If authorized by the Trustees and subject to shareholder approval (if then required by applicable law), a Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Trustees currently do not intend to authorize investing in a pooled fund in connection with a master/feeder structure.

Short-Term Debt Securities. Each Fund may establish and maintain cash balances for temporary purposes in order to maintain liquidity to meet shareholder redemptions. Each Fund may also establish and maintain cash balances for defensive purposes without limitation to hedge against potential stock market declines. A Fund's cash balances, including uncommitted cash balances, may be invested in investment grade money market instruments and short-term interest-bearing securities. These securities consist of U.S. Government securities, instruments of U.S. banks (including negotiable certificates of deposit, non-negotiable fixed-time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. companies and debt securities that make periodic interest payments at variable or floating rates.

Writing and Purchasing Put and Call Options on Securities and Securities Indices. To seek additional income or to minimize anticipated declines in the value of its securities or to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), each Fund may purchase and write (i.e., sell) call and put options on securities and securities indices. Option transactions in which the Funds may engage may be traded on securities exchanges or in the over-the-counter market. Each Fund currently intends to limit its option transactions during the current fiscal year so that no more than 5% of the Fund's net assets will be at risk as a result of such transactions. Please see the SAI for a further discussion of option transactions and associated risks.

Futures Contracts and Options on Futures Contracts. Each Fund may engage in futures transactions and related options. Future contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging and non-hedging purposes to the extent permitted by regulations of the Commodity Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures would exceed 5% of the Fund's net assets, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Fund may also enter into closing purchase and sale transactions with respect to any of futures contracts and related options.

         The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's income due to the use of hedging; possible reduction in value of the both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Fund may have experienced better investments results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities. A further discussion of futures contracts and their associated risks is contained in the SAI.

Forward Commitment, Delayed Delivery and When-Issued Transactions. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis (collectively, "when-issued securities"). When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 90 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund purchases securities on a when-issued basis, the Fund's custodian will maintain in a segregated account cash or liquid, high grade debt securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment. A Fund may close out a position in securities purchased on a when-issued basis prior to the settlement date.


Lending of Portfolio Securities. Each Fund may also seek to increase its income by lending portfolio securities. Such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, the value of the securities loaned would not exceed 33 1/3% of the value of the total assets of the Fund. Although the Funds may loan portfolio securities on a short-term, medium-term and long-term basis, any such loan may be called at any time for reacquisition by the respective Fund within the normal settlement period for the security. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.



Restricted and Illiquid Securities. Each Fund may invest up to 15% of its total assets in "restricted securities" (i.e., securities that would be required to be registered under the Securities Act of 1933, as amended ("1933 Act"), prior to distribution to the general public) including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Fund may also invest up to 10% of its total assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, securities that are not readily marketable, certain over-the-counter options, certain structured securities and restricted securities, unless the Trustees determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. Each Fund may agree to adhere to more restrictive limits on investments in restricted and illiquid investments as a condition of the registration of its shares in various states. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, retain sufficient oversight and are ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund purchases a security (the "underlying security") from a domestic securities dealer or bank that is a member of the Federal Reserve System. Under the agreement, the seller of the repurchase agreement (i.e., the securities dealer or bank) agrees to repurchase the underlying security at a mutually agreed upon time and price. In repurchase transactions, the underlying security, which must be a high-quality debt security, is held by the Fund's custodian through the federal book-entry system as collateral and marked-to-market on a daily basis to ensure full collateralization of the repurchase agreement. In the event of bankruptcy or default of certain sellers of repurchase agreements, a Fund could experience costs and delays in liquidating the underlying security held as collateral and might incur a loss if such collateral declines in value during this period.

Market Changes. The market value of the Fund's investments, and thus each Fund's net asset value, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Portfolio Turnover. Although neither Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by a Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the applicable Fund and its shareholders and may, under certain circumstances, make it more difficult for such Fund to qualify as a regulated investment company under the Internal Revenue Code. The estimated portfolio turnover rates of the Funds for the current fiscal year are as follows: Large-Cap Fund 40% and Small-Cap Fund 45%.

Diversification. Each Fund is diversified, as defined in the 1940 Act. As such, each Fund has a fundamental policy that limits its investments so that, with respect to 75% of its assets (i) no more than 5% of the Fund's total assets will be invested in the securities of a single issuer and (ii) each Fund will purchase no more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. Government securities or investments in other investment companies. In addition to the diversification requirements under the 1940 Act, the Funds must satisfy the diversification requirements under the Internal Revenue Code applicable to regulated investment companies and the additional diversification requirements applicable under Section 817(h) of the Internal Revenue Code to Separate Accounts that fund Variable Contracts. These requirements place certain limitations on the assets of a Fund that may be invested in securities of a single issuer or interests in the same commodity. More specific information on these diversification requirements is contained in the SAI.


Investment Restrictions. Each Fund is subject to further investment policies and restrictions that are described in the SAI. As previously described, the foregoing investment policies, including each Fund's investment objective, are non-fundamental policies which may be changed by the Trustees without the approval of shareholders. If there is a change in a Fund's investment objective, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs. Each Fund has adopted certain fundamental policies which may not be changed without the approval of the applicable Fund's shareholders. Among other fundamental restrictions listed in the SAI, neither Fund may (1) with respect to 75% of its total assets, purchase securities of any one issuer (other than U.S. Government securities and securities of other investment companies) if more than 5% of its total assets would be invested in such issuer, (2) act as an underwriter except in certain circumstances, (3) purchase or sell real estate except in certain circumstances, (4) issue senior securities except as permitted by the 1940 Act or (5) invest more than 25% of its total assets in the securities of issuers (including any one foreign government, but excluding the U.S. Government) in any one industry provided; however, that the Large-Cap Fund and the Small-Cap Fund may concentrate their assets in securities of issuers in any industry to the extent that the S&P 500 or the Russell 2000, respectively, are so concentrated.


         If any percentage restriction described above or in the SAI is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.

                             ADDITIONAL INFORMATION

Reports to Shareholders

         As shareholders in the Funds, Separate Accounts and Qualified Plans will receive an annual report containing audited financial statements and semi-annual reports. Each Separate Account and Qualified Plan will also be provided with a printed confirmation for each transaction in their shareholder account. Holders of Variable Contracts and participants in Qualified Plans may receive additional reports from their insurance company or Plan Fiduciary, as the case may be.

Principal Underwriter

         WPG serves as the Funds' principal underwriter.

Transfer Agent and Dividend Disbursing Agent

         The Shareholder Services Group, Inc., P.O. Box 9037, Boston, MA 02205 serves as transfer agent and dividend disbursing agent for the Funds. The Funds may also enter into agreements with and compensate other transfer agents and financial institutions who process shareholder transactions and maintain shareholder accounts.

Independent Accounts

         KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, serves as the independent accountants for the Trust and will audit each Fund's financial statements annually.

Legal Counsel

         Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust.

                          ----------------------

No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the SAI, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                 Tomorrow Funds
                                RETIREMENT TRUST

                         A Lifecycle Retirement Program


                                   Prospectus
                               November 22, 1995

                           CORE LARGE-CAP STOCK FUND
                           CORE SMALL-CAP STOCK FUND

                           INSTITUTIONAL CLASS SHARES

                                     PART B


                        WEISS, PECK & GREER INVESTMENTS
                        TOMORROW FUNDS RETIREMENT TRUST

                       Tomorrow Long-Term Retirement Fund
                       Tomorrow Medium-Term Retirement Fund
                      Tomorrow Short-Term Retirement Fund
                         Tomorrow Post-Retirement Fund
                           Core Large-Cap Stock Fund
                           Core Small-Cap Stock Fund
                 (each a "Fund" and collectively, the "Funds")





-------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
                              ADVISER CLASS SHARES

                               November 22, 1995
-------------------------------------------------------------------------------


              This Statement of Additional Information is not a prospectus and should be read in conjunction with the Adviser Class prospectuses of the Funds, each dated November 22, 1995, as amended and/or supplemented from time to time (collectively, the "Prospectuses"), copies of which may be obtained without charge by writing to Tomorrow Funds Retirement Trust (the "Trust"), One New York Plaza, New York 10004 or by calling 1-800-223-3332.


         THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                               TABLE OF CONTENTS

                                                                    Page

         THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES..........       1

              Quantitative Methodology..........................       1

         INVESTMENT TECHNIQUES..................................       3

              Repurchase Agreements.............................       3
              Forward Commitment, Delayed Delivery and
                When-Issued Transactions........................       4
              Loans of Portfolio Securities.....................       5
              Options...........................................       6
              Futures Transactions..............................       9
              Limitations on the Use of Futures Contracts
                and Options on Futures..........................      11
              Special Considerations and Risks
                Related to Options and Futures Transactions.....      12
              Privately Issued Mortgage-Backed Securities.......      14
              Risks Associated with Specific Types
                of Derivative Securities........................      15
              Participation Interests...........................      16
              Securities of Foreign Issuers.....................      16
              Restricted and Illiquid Securities................      17
              Other Investment Companies........................      18

         CALCULATION OF THE FUNDS' RETURNS......................      18
              Total Return......................................      18
              Yield.............................................      19
              Other Quotations, Comparisons and
                General Information.............................      20

         INVESTMENT RESTRICTIONS................................      22

         ADVISORY AND ADMINISTRATIVE SERVICES...................      28

              Investment Adviser................................      28
              Administrator.....................................      31
              Principal Underwriter.............................      33

         DISTRIBUTION PLANS.....................................      33

         TRUSTEES AND OFFICERS..................................      35

         HOW TO PURCHASE SHARES.................................      40

              Acquiring Shares of the Funds in Exchange
                for Shares......................................      40

         REDEMPTION OF SHARES...................................      41

              Systematic Withdrawal Plan........................      41

         NET ASSET VALUE........................................      42

         INVESTOR SERVICES......................................      43

              Automatic Investment Plan.........................      44
              Prototype Retirement Plan for Employers
                and Self-Employed Individuals...................      44
              Individual Retirement Account.....................      46
              Simplified Employee Pension Plans (SEP-IRA).......      47


         DIVIDENDS, DISTRIBUTIONS AND TAX STATUS................      49

         PORTFOLIO BROKERAGE....................................      55

         PORTFOLIO TURNOVER.....................................      59

         ORGANIZATION...........................................      59

         CUSTODIAN..............................................      62

         TRANSFER AGENT.........................................      62

         INDEPENDENT AUDITORS...................................      62

         APPENDIX...............................................      63

         GLOSSARY...............................................      66

                    THE FUNDS' INVESTMENT OBJECTIVE AND POLICIES

         (See "Investment Objectives and Policies," and "Risk
         Considerations and Other Investment Practices and Policies" in the Prospectuses.)

              All capitalized terms not defined herein shall have the meanings set forth in the Prospectuses.

              The securities in which each Fund may invest and certain other investment policies are described in the Funds' Prospectuses. This Statement of Additional Information should be read in conjunction with the Prospectuses.

              The Appendix to this Statement of Additional Information contains a description of the quality categories of corporate bonds in which the Funds may invest, and a Glossary describing some of the Funds' investments.

         Quantitative Methodology

              To seek to achieve their respective investment objectives, each of the Core Large-Cap Stock Fund ("Large-Cap Fund") and the Core Small-Cap Stock Fund ("Small-Cap Fund") under normal market conditions invests in a portfolio of securities that are considered more "efficient" than the Standard & Poor's 500 Stock Index (the "S&P 500") in the case of the Large-Cap Fund and the Russell 2000 Index (the "Russell 2000") in the case of the Small-Cap Fund. The other Funds seek to achieve similar results with respect to the amount of their assets allocated to Large-Cap, Medium-Cap and Small-Cap securities (as described in the Prospectus applicable to such Funds). The Benchmarks for the Large-Cap, Medium-Cap and Small-Cap Subcategories are the S&P 500, the Standard & Poor's 400 MidCap Index (the "S&P 400") and the Russell 2000, respectively.

              An efficient portfolio is one that has the maximum expected return for any level of risk. The efficient mix of securities is established mathematically, taking into account the expected return and volatility of returns for each security in a given universe, as well as the historical price relationships between the different securities in the universe.

              To implement this strategy with respect to the Large-Cap and Small-Cap Funds and the Subcategories of the other Funds, Weiss, Peck & Greer, L.L.C. (the "Adviser" or "WPG") compiles the historical price data of all securities which comprise the applicable Benchmark. The Adviser may eliminate a security from consideration if it considers the security to have an inadequate or misleading price history. Using this historical price data, the Adviser constructs and analyzes a complete matrix of all the possible price relationships between the securities in the applicable Benchmark.

              Using a sophisticated software program that incorporates risk reduction techniques developed by investment professionals of the Adviser, the Adviser constructs a number of portfolios with respect to the Large-Cap and Small-Cap Funds and the Subcategories, which portfolios are believed to have optimized risk/reward ratios. From these alternative portfolios, the Adviser selects the combination of securities, together with their appropriate weightings, that the Adviser believes will comprise the optimal portfolio for the Large-Cap and Small-Cap Funds and the Subcategories. The respective optimal portfolios for the Large-Cap and Small-Cap Funds and the Subcategories are designed to have returns greater than, but highly correlated with, the return of the applicable Benchmarks.

              After each optimal portfolio is constructed, it may be rebalanced to maintain the original optimal weights. The Adviser will sell a security when the security's weight within an actual portfolio becomes significantly greater than its optimal weight. The Adviser will buy a security when the security's weight within an actual portfolio becomes significantly less than its optimal weight. The Adviser repeats the entire optimization process at least semi-annually, at which point a new portfolio is constructed with respect to the Large-Cap and Small-Cap Funds and the Subcategories adding the most recent historical data, and deleting the oldest data. When a security is removed from a Benchmark, it will not necessarily be removed from the Funds' portfolios within a predetermined length of time.

              The Adviser's research personnel will monitor and occasionally make changes in the way the optimal portfolios are constructed or traded. Such changes may include determining better ways to eliminate issues from consideration in the matrix, improving the manner in which the matrix is calculated, altering constraints in the optimization process and effecting changes in trading procedure (to reduce transaction costs or to enhance the effects of rebalancing). Any such changes are intended to be consistent with the basic philosophy of seeking higher returns with respect to each of the Large-Cap and Small-Cap Funds and each Subcategory than those that could be obtained by investing directly in all the stocks of each Benchmark. Investors should be aware that no quantitative methodology or technical analysis, including the Adviser's, has ever been proven to provide enhanced investment return and reduced investment risk in actual long-term portfolio results.

                             INVESTMENT TECHNIQUES

         The following description of the Funds' investment techniques supplements the discussion contained in the Prospectuses. (See "Risk Considerations and Other Investment Practices and Policies" in the Prospectuses).

         Repurchase Agreements

              Each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. A repurchase agreement is an agreement under which a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by a Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each Fund's limitation on investments in illiquid securities.

              Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trust's Board of Trustees, with respect to securities of the type in which the Funds may invest. The Adviser will monitor the value of the underlying securities throughout the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with its custodian, Boston Safe Deposit and Trust Company (the "Custodian"), or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

              In addition to the risk of the seller's default or a decline in value of the underlying security (see "Risk Considerations and Other Investment Practices and Policies -- Repurchase Agreements" in the Prospectuses), a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Trust acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

         Forward Commitment, Delayed Delivery and When-Issued Transactions

              Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Securities transactions settled on when-issued or forward commitment basis are also know as delayed delivery transactions. The phrase "delayed delivery" is not intended to address transactions involving the purchase of securities where the delay in delivery involves only the brief period usually required by the selling party and its agent solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way. Forward commitment and when-issued transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will not enter into such transactions for the purpose of leverage.

              When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.

              The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

              A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions.

              When a Fund purchases securities on a when-issued or forward commitment basis, the Custodian will maintain in a segregated account securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

         Loans of Portfolio Securities

              Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. See "Risk Considerations and Other Investment Practices and Policies --Lending of Portfolio Securities" in the Prospectuses. The rules of the New York Stock Exchange ("NYSE") give the Fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the Fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 33 1/3% of the value of the total assets of the Fund.

              At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

         Options

              Each Fund currently intends to limit its options transactions during the current fiscal year so that no more than 5% of the Fund's net assets will be at risk as a result of such transactions.

              Writing Covered Call Options on Securities. Each Fund may write
         (sell) covered call options on securities ("calls") at such time or times as the Adviser shall determine to be appropriate. When a Fund writes a call, it receives a premium and sells to the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. A Fund will write such options subject to any applicable limitations or restrictions imposed by law.

              Purchasing Call Options. Each Fund may purchase a call option when the Adviser believes the value of the underlying security will rise or to effect a "closing purchase transaction." A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

              Put Options. Each Fund may also write and purchase put options on securities ("puts"). A put written by a Fund obligates it to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered. A Fund may purchase a put option when the Adviser believes the value of the underlying security will decline. A Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities ("protective puts").

              The purpose of writing covered put and call options is to hedge against fluctuations in the market value of a Fund's portfolio securities. Each Fund may purchase or sell call and put options on securities indices for a similar purpose. Such a hedge is limited to the degree that the price change of the underlying security is in an amount which is less than the difference between the option premium received by the Fund and the option strike price. To the extent that the underlying security's price change exceeds this amount, written put and call options will not provide an effective hedge.

              A written call option would be covered if the Fund owns the security underlying the option. A written put option may be covered by maintaining in a segregated account cash or liquid securities rated within one of the top three ratings categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's"), or, if unrated, deemed by the Adviser to be of comparable credit quality ("High-Grade Debt Securities"). While this will ensure that the Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it does not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised. A written call option or put option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. Further, instead of "covering" a written call option, the Fund may simply maintain cash or High-Grade Debt Securities in a segregated account in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

              Options on Securities Indices. Each Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy or to seek to increase total return. Such Fund's net assets will be at risk as a result of such transactions. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier."

              A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index, or a narrower market index such as the Standard & Poor's 100 Stock Index ("S&P 100"). Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the NYSE and the American Stock Exchange.

              The Funds may purchase put options in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of a Fund's portfolio securities. If a Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, a Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of a Fund's portfolio securities.

              The Funds may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If a Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the price of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price a Fund pays to buy additional securities for its portfolio.

              The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or High-Grade Debt Securities with a value equal to the exercise price in a segregated account with its custodian or by using the other methods described above. When purchased, options on securities indices may not enable the Fund to hedge effectively against interest rate or stock market risk if the stocks comprising the index subject to the option are not highly correlated with the composition of the Fund's portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

              The purchase and sale of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies. It should be noted that transaction costs relating to options transactions may tend to be higher than the transaction costs with respect to transactions in securities. In addition, if a Fund were to write a substantial number of option contracts which are exercised, the portfolio turnover rate of that Fund could increase.

              Securities for each Fund's portfolio will continue to be bought and sold solely on the basis of appropriateness to fulfill the applicable Fund's investment objective. Option transactions can be used, among other things, to increase the return on portfolio positions.

         Futures Transactions

              Each Fund may purchase and sell futures contracts for hedging purposes and to seek to increase total return. A futures contract is an agreement between two parties to buy and sell a security for a set price at a future time. Each Fund may also enter into index-based futures contracts and interest rate futures contracts. Futures contracts on indices provide for a final cash settlement on the expiration date based on changes in the relevant index. All futures contracts are traded on designated "contract markets" licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") which, through their clearing corporations, guarantee performance of the contracts.

              Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). If a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of that Fund's futures contract would increase, thereby protecting that Fund by preventing net asset value from declining as much as it otherwise would have. If the Adviser expects long-term interest rates to decline, a Fund might enter into futures contracts for the purchase of long-term securities, so that it could offset anticipated increases in the cost of such securities it intends to purchase while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. Similar techniques may be used by the Funds to hedge stock market risk.

              Each Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option. The risk of loss to a Fund purchasing an option on a futures contract is limited to the premium paid for the option. A Fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, its sale of a futures contract: to hedge a long position in the underlying futures contract.

              The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

              A Fund would write a call option on a futures contract in order to hedge against a decline in the prices of the securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the applicable Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

              The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if market price declines, a Fund would pay more than the market price for the underlying securities. The net cost to a Fund will be reduced, however, by the premium received on the sale of the put, less any transaction costs. See "Dividends, Distributions and Tax Status" below.

              Each Fund may engage in "straddle" transactions, which involve the purchase or sale of combinations of call and put options on the same underlying securities or futures contracts. A Fund will not purchase calls or puts, in connection with such straddle transactions, if the aggregate premiums paid for such options will exceed 10% of its total assets.

              In purchasing and selling futures contracts and related options, each Fund intends to comply with rules and interpretations of the CFTC and of the SEC.

         Limitations on the Use of Futures Contracts and Options on Futures.

             Each Fund will engage in futures and related options transactions only for hedging purposes in accordance with CFTC regulations or to seek to increase total return to the extent permitted by such regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures contracts used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes - that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), a Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on its existing futures positions and premiums paid for options on futures entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of that Fund's net assets, after taking into account unrealized gains and losses on such positions. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for Federal income tax purposes (see "Dividends, Distributions, and Tax Status").

              A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by a Fund's custodian for the benefit of the merchant through whom a Fund engages in such futures and options transactions. In the case of futures contracts or options thereon requiring the Fund to purchase securities, the Fund must segregate cash or High-Grade Debt Securities in an account maintained by the Custodian to cover such contracts and options. Cash or High-Grade Debt Securities required to be in a segregated account will be marked to market daily.

         Special Considerations and Risks Related to Options and Futures Transactions

              Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

              The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

              In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

              The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

              Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of maintenance margin for futures contracts or options on futures contracts position written by that Fund. A Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it had insufficient cash to meet the daily maintenance margin requirements. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolios.

              Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the Adviser and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees of the Trust (the "Trustees") may determine at any time to restrict or terminate the Funds' transactions in options. The Adviser does not believe that these trading and position limits will have any adverse impact on the investment techniques for hedging the Trust's portfolios.

              Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

              Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or that issue long-term debt determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.

              Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities which are the subject of the hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

         Privately Issued Mortgage-Backed Securities

              Each of the Tomorrow Post-Retirement Fund (the "Post-Retirement Fund"), Tomorrow Long-Term Retirement Fund (the "Long-Term Fund"), Tomorrow Medium-Term Retirement Fund (the "Medium-Term Fund") and Tomorrow Short-Term Retirement Fund (the "Short-Term Fund") (sometimes collectively referred to herein as the "Tomorrow Funds") may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

              Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae,

         Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., Standard & Poor's or Moody's), they often are structured with one or more types of "credit enhancement." Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower or an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

              Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on the underlying mortgages in a pool exceeds the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool. See the Funds' Prospectuses for a further description of mortgage-backed securities.

         Risks Associated with Specific Types of Derivative Securities

              Each of the Post-Retirement Fund, Long-Term Fund, Mid-Term Fund and Short-Term Fund may invest in floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), and Mortgage-Backed Securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

               The principal of and interest on the assets underlying a CMO or REMIC Trust may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the underlying mortgage assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Each Tomorrow Fund will limits its investments in sequential pay CMOs and REMIC Certificates to 5% of its net assets. Please see "Mortgage-Backed Securities" in the Tomorrow Funds' prospectuses.

         Participation Interests

              Each Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Adviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of a Fund, the credit of the selling bank will. Each Fund will have the right to sell the participation interest back to the bank after seven days' notice for the full principal amount of a Fund's interest in the debt obligation plus accrued interest, but only (1) as required to provide liquidity to that Fund, (2) to maintain the quality standards of each Fund's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from a Fund in connection with the arrangement.

         Securities of Foreign Issuers

              To the extent included in the benchmark indices applicable to each Fund, each Fund may invest in certain types of U.S. dollar-denominated securities of foreign issuers, including American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. Investments in ADRs have certain advantages over direct investment in the underlying non- U.S. securities because (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. To the extent a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

              Although the Funds do not currently invest directly in foreign denominated securities, the Long-Term Fund and the Medium- Term Fund will each invest in other investment companies that will invest their assets in securities of foreign issuers. The Long- Term and Medium-Term Funds may, therefore, be subject to the risks associated with investing in foreign securities.

              Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign denominated securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign denominated securities may be higher than those for domestic investments. Accounting, auditing, financial reporting, and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Foreign denominated securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund investing in such securities may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

         Restricted and Illiquid Securities

              Each Fund may invest up to 15% of its total assets in "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), including restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A of the 1933 Act. In addition, each Fund may invest up to 10% of its total assets in illiquid investments, which includes securities that are not readily marketable, repurchase agreements maturing in more than seven days and privately issued stripped mortgage-backed securities. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, retain sufficient oversight and are ultimately responsible for the determinations.

         Please see the non-fundamental investment restrictions for further limitations regarding the Funds' investments in restricted and illiquid securities.

              Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. Notwithstanding the foregoing investment restrictions and as further described below, each Fund may invest all or part of its assets in an open-end investment company with substantially the same investment objective, policies and restrictions as each Fund.

         Other Investment Companies

              Each Fund, subject to authorization by the Trustees, may invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Trustees, a Fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the Fund's investment objectives, policies and restrictions. The Trustees do not intend to authorize investing in this manner at this time.

              Each Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (other than those affiliated with WPG) but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any investment company. Investments in investment companies will result in duplication of certain expenses, since the Fund will indirectly bear its proportionate share of any expenses paid by investment companies in which it invests in addition to the expenses paid by the Fund. However, to the extent that a Fund invests in an open-end registered investment company, the Adviser will not impose its advisory fees on the portion of the Fund's assets so invested.

                       CALCULATION OF THE FUNDS' RETURNS

         Total Return

              The average annual total return with respect to Adviser Class shares of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in Adviser Class shares of the Fund made at the net asset value of such shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. The following formula describes the calculation:

                                       n
                                  ERV = P(1+T)

         Where:

              P = a hypothetical initial investment of $1,000.

              T         = average annual total return with respect to Adviser
                        Shares.

              n    = number of years.

              ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the indicated period.

         This calculation assumes that (i) all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and (ii) all recurring fees are included for applicable periods.

              Each Fund may illustrate in advertisements and sales literature the average annual total return and cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for a Fund will assume the reinvestment of all income dividends and capital gains distributions in Adviser Class shares for the indicated periods and will include all recurring fees.

         Yield

              The 30 day yield quotation with respect to Adviser Class shares of each of the Long-Term Fund, Mid-Term Fund, Short-Term Fund and Post-Retirement Fund is computed by dividing the net investment income for the period with respect to Adviser Class shares of that Fund by the net asset value of each Adviser Class share on the last day of the period, according to the following formula:

                   YIELD = 2[(a-b + 1)6-1]
                              ---
                              cd

         Where:
                   a =  dividends and interest earned during the period.
                   b =  expenses accrued for the period (net of
                        reimbursements).
                   c = the average daily number of Adviser Class shares outstanding during the period that were entitled to receive dividends.
                   d = the offering price per Adviser Class share (net asset value per share) on the last day of the period.

              Return for a Fund is not fixed or guaranteed and will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, and do not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated each Fund. The return of a Fund may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

         Other Quotations, Comparisons, and General Information

              From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of a Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of a Fund's classes may be compared to averages or rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Morgan Stanley Europe, Australia, Far East Index ("EAFE"), an unmanaged index of international stock markets, the S&P 400, an unmanaged index of common stocks; the S&P 500, an unmanaged index of common stocks; the Russell 2000, an unmanaged index of common stocks; the Russell 3000 Index (the "Russell 3000"), an unmanaged index of common stocks; or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

              The S&P 500 is an unmanaged index of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market. The S&P 500 represents approximately 70% of the total domestic U.S. equity market capitalization. The S&P 400 is an unmanaged index of common stocks of 400 companies with mid-size market capitalizations - $300 million to $5 billion. The S&P 500 and the S&P 400 are market value-weighted indices (shares outstanding times stock price) in which each company's influence on the respective index is directly proportional to its market value. The companies in the S&P 500 and the S&P 400 are selected from four major industry sectors: industrials, utilities, financials and transportation. The 500 companies chosen for the S&P 500 are not the 500 largest companies in terms of market value. Rather, the companies chosen by S&P for inclusion in the S&P 500 tend to be leaders in important industries within the U.S. economy. The Russell 2000 is an unmanaged index of 2000 common stocks of small capitalization companies. The Russell 2000 is composed of the 2000 smallest companies with respect to capitalization in the Russell 3000 and represents approximately 7% of the Russell 3000 total market capitalization. The Russell 3000 is an unmanaged index of 3000 common stocks of large United States companies with market capitalizations ranging from approximately $60 million to $80 billion. The Russell 3000 represents approximately 98% of the United States equity market.

              In addition, the performance of the classes of a Fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumer's Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, the New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if a Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Systems, CDA/Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre & Co., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems.

              In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Funds.

              The Funds may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of a Fund since the Fund's inception.

              In presenting investment results, the Funds may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest; (b) his need to analyze the objectives of various investments to determine where and when to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets. The Adviser's agreement to limit each Fund's operating expenses will increase investment performance.

              In advertisements, sales literature or reports to shareholders, the Funds may include references to asset allocation strategies. According to information supplied by B.G.B. Brinceson, B.D. Singer and G.L. Beebower, as of May/June 1991, 91% of investment performance is derived from asset allocation, the proper mix of cash, bonds and stocks. In general, the remaining performance is derived as follows: stock selection--5%, market timing--2%, and other--2%.

              According to Standard & Poor's Ratings Group and Crandell, Pierce & Company, the best and worst stock market returns (as represented by the Standard & Poor's Index of 500 Common Stocks) annualized over the time periods from 1950 through June 1995 using monthly observations were as follows:

         Time                     Best                     Worst
         Periods                  Performance              Performance

         One Year                    61.3                     -36.9
         Three Years                 33.3                     -10.6
         Five Years                  29.6                     - 4.2
         Seven Years                 23.0                     - 2.7
         Ten Years                   19.2                       0.5
         Fifteen Years               17.2                       4.1
         Twenty Years                15.1                       6.4
         Thirty Years                11.2                       9.1


                            INVESTMENT RESTRICTIONS

              Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the 1940 Act, and as used in the Prospectuses and this SAI, a "majority of the outstanding voting securities" requires the approval of the lesser of
         (1) the holders of 67% or more of the shares of a Fund represented at a meeting of the holders if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund.

         A Fund may not:

         1. Issue senior securities, except as permitted by paragraphs 2, 5, and 6 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

         2. Borrow money, except (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets;
              (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act.
              For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

         3. Act as an underwriter with respect to the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         4. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and
              (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

         5. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         6. Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment (except investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities and except that the Large-Cap Fund and the Small-Cap Fund may concentrate their assets in securities of issuers in any industry to the extent that the S&P 500 Index or the Russell 2000 Index, respectively, are so concentrated); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         8. For each Fund, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

              (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

              (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

         provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

              For purposes of the above fundamental investment restrictions regarding senior securities, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Standard & Poor's Stock Guide. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.

              The following restrictions are designated as non-fundamental and may be changed by the Trustees without the approval of shareholders.

         A Fund may not:

         a. Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

         b. Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or any subadviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

         c. Purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or principals or officers of the Adviser, any subadviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

         d. Purchase a security of other investment companies, except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition or except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than customary brokers' commissions and then only if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of other investment companies, (ii) more than 3% of the total outstanding voting securities of any one such investment company would be held by the Fund or (iii) more than 5% of the Fund's assets would be invested in any one such investment company; provided, however, that the Fund may invest all of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         e. Invest more than 15% of its total assets in the aggregate of (i) securities of any issuer which, together with its predecessors, has been in operation for less than three years (including the operation of any predecessor) and (ii) restricted securities including those eligible for resale under Rule 144A; provided, however, the Fund may not invest more than (a) 5% of its total assets in securities of unseasoned issuers and (b) 10% of its total assets in restricted securities excluding those eligible for resale under Rule 144A; and provided further, the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund; and provided further that obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and securities fully collateralized by such securities are not considered to be obligations of unseasoned issuers.

         f. Invest in securities which are illiquid if, as a result, more than 10% of its total assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act, purchased OTC options, certain assets used to cover written OTC options, and privately issued stripped mortgage-backed securities, unless the Trustees determine that such restricted securities are liquid; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

         g. Purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

         h.   Invest in real estate limited partnership interests.

         i. Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on an exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

         j. Purchase interests in oil, gas, or other mineral exploration programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         k. Invest for the purposes of exercising control over or management of any company, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment, provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         l. Purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) to obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         m. Write puts on securities if the aggregate value of the obligations underlying the puts exceeds 50% of the Fund's net assets.

         n. Buy and sell puts and calls on securities, stock index futures or options on stock index futures or financial futures or options on financial futures if (i) the aggregate premiums paid on all such options which are held at any time exceed 20% of the Fund's aggregate net assets and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time exceed 5% of the Fund's total assets.

         o. Purchase puts, calls, straddles or spreads, or any combination thereof if by reason thereof, the value of its aggregate investment in such classes of securities (other than protective puts) will exceed 5% of its net assets.

              Each Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

              The Funds do not have any current intention to enter into reverse repurchase agreements, sell securities short or engage in arbitrage transactions.

              Except with respect to the 300% asset coverage required by fundamental restriction number 2, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

              In order to permit the sale of shares of the Funds in certain states, the Trustees may, in their sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, in their sole discretion, revoke such policy.

                      ADVISORY AND ADMINISTRATIVE SERVICES

         Investment Adviser

              As stated in the Prospectuses, WPG, One New York Plaza, New York, New York 10004, serves as investment adviser and administrator to each Fund. See "Management of the Tomorrow Funds -- Investment Adviser", "Management of the Tomorrow Funds ---Administrator" and "Portfolio Brokerage" in the Prospectuses for a description of the duties of WPG as investment adviser and administrator to the Funds.

              The Funds' investment advisory agreements with the Adviser (the "Advisory Agreements") were initially approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "Independent Trustees"), on July 19, 1995 and became effective upon each Fund's commencement of operations. The Advisory Agreements were approved by the sole initial shareholder of each Fund immediately prior to that Fund's commencement of operations.

              Pursuant to the Advisory Agreements, the Adviser supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical and advisory services. In managing the assets of the Funds, the Adviser furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Adviser determines from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Adviser places orders for the investment and reinvestment of each Fund's assets (see "Portfolio Brokerage").

              For its investment advisory services under the Advisory Agreements, the Adviser receives an annual fee from each Fund, payable monthly, equal to 0.75% (on an annual basis) of the Fund's average daily net assets, except for the Post-Retirement Fund, which pays the Adviser on a monthly basis a fee equal on an annual basis to 0.65% of such Fund's average daily net assets.

              The Adviser has voluntarily agreed to limit temporarily each Fund's operating expenses (excluding Rule 12b-1 fees with respect to the Adviser Class shares, service fees with respect to the Institutional Class shares, any other class-specfic expenses, litigation, indemnification and other extraordinary expenses) to 1.25% of its average daily net assets, except for the Post-Retirement Fund, for which the Adviser has voluntarily agreed to temporarily limit operating expenses (with the same exclusions as listed above) to 1.15% of its average daily net assets. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. Each Fund will reimburse the Adviser for fees foregone or other expenses paid by the Adviser pursuant to this expense limitation in later years in which operating expenses for the Fund are less than the expense limitations set forth above for any such year. No interest, carrying or finance charge will be paid by a Fund with respect to the amounts representing fees foregone or other expenses paid. In addition, no Fund will pay any unreimbursed amounts to the Adviser upon termination of its Advisory Agreement.

              The advisory fees are accrued daily and will be prorated with respect to any Fund if the Adviser shall not have acted as that Fund's investment adviser during any entire monthly period. The Advisory and the Administration Agreements (as defined below) provide that if the operating expenses of a Fund in any year, including the investment advisory fee and the administration fee, but excluding taxes, brokerage commissions, interest, dividends paid on securities sold short and extraordinary legal fees and expenses exceed the expense limits set by state securities law administrators in states in which that Fund's shares are sold, the amount payable to WPG, in its capacity as Adviser and Administrator, will be reduced (but not below zero) by the amount of such excess. The most restrictive state securities law expense limit presently in effect requires such reduction if expenses exceed 2.5% of the first $30 million, 2.0% of the next $70 million and 1.5% of the remainder of the average daily net assets of a Fund during such year.

              Each Advisory Agreement provides that the Adviser will not be liable for any loss sustained by the Trust or any Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of the Adviser, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.

              Each Advisory Agreement may be modified or amended only with the approval of the holders of a majority of the applicable Fund's outstanding shares and by a vote of the majority of the Independent Trustees of the Trust. Unless terminated as provided below, each Advisory Agreement continues in full force and effect for two years after its date of execution and for successive periods of one year thereafter, but only as long as each such continuance after the end of the initial two year period is approved annually by a majority vote of the Board or by a vote of the holders of a majority of the outstanding shares of the applicable Fund, but in either event it also must be approved by a vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated without penalty, by either party upon 60 days' written notice and automatically will terminate in the event of its assignment.

              Officers and Trustees of the Trust who are also principals in and employees of WPG may receive indirect compensation by reason of investment advisory and administration fees paid by the Trust to WPG, in its capacity as the Adviser and Administrator.

              As of June 30, 1994, WPG had capital in excess of $48 million. WPG consists of 44 general principals, one of whom is a member of the NYSE, and certain associate principals. WPG has approximately 240 full-time employees in addition to its principals. WPG together with its wholly-owned subsidiary, Weiss, Peck & Greer, Inc., act as investment adviser or manager for approximately $13 billion of institutional and private investment accounts.

              Roger J. Weiss is a Senior Managing Principal of WPG and Chairman of the Board, President and Trustee of the Trust.
         Stephen H. Weiss, brother of Roger J. Weiss, is also a Senior Managing Principal of WPG. Francis H. Powers is a principal of WPG, and Executive Vice President and Treasurer of the Trust.
         Jay C. Nadel is a principal of WPG and an Executive Vice President and Secretary of the Trust. The principals of WPG who serve on WPG's executive committee are Stephen H. Weiss (Chairman),
         Roger J. Weiss, Phillip Greer, Melville Straus, Ronald M. Hoffner and Wesley W. Lang, Jr.

              In addition to the members of the Adviser's Asset Allocation Committee and Messrs. Pappo and Vandivort, Messrs. Stephen H. Weiss and Roger J. Weiss may participate in each Fund's investment decisions and all of the principals in WPG consult on a regular basis among themselves about general market conditions, as well as specific securities and industries.

              In the management of the Trust and their other accounts, WPG and its subsidiaries allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Funds are concerned. However, it is the judgment of the Trustees that the desirability of continuing the Trust's advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

              In an attempt to avoid any potential conflict with portfolio transactions for the Funds, the Adviser and the Trust, on behalf of each Fund, have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come before those of the Adviser and its principals and employees.

              In the event that neither the Adviser nor any of its affiliates acts as investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name "Weiss, Peck & Greer" or the initials "WPG" or otherwise suggest an affiliation with the Adviser or contain the name "Tomorrow" or any connotation or derivative of such name.

         Administrator

              WPG, in its capacity as Administrator of each Fund, performs administrative, certain transfer agency related and shareholder relations services and certain clerical and accounting services for each Fund under separate administration agreements (the "Administration Agreements"). More specifically, these obligations pursuant to the Administration Agreements include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the Funds), (b) providing the

         Funds, to the extent not provided pursuant to their custodian and transfer agency agreements or agreements with other institutions, with personnel to perform such executive, administrative, accounting and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of its tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements or the Advisory Agreements, and (f) providing to the Funds transfer agency-related and shareholder relations services and facilities and the services of one or more of its employees or officers, or employees or officers of its affiliates, relating to such functions (including salaries and benefits, office space and supplies, equipment and teaching).

              For its services under the Administration Agreements, the Administrator is entitled to receive a fee, computed daily and payable monthly at an annual rate equal to 0.09% of each Fund's average daily net assets. These fees may be changed by the Board of Trustees without shareholder approval.

              Each Fund bears all expenses of its own operation (subject to the expense limitations described above), which expenses include: (i) fees and expenses of any investment adviser or administrator of the Fund;
         (ii) organization expenses of the Trust; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of its employees rendering legal services to the Funds); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Funds; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Funds; (x) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds; (xi) a portion of the fees and expenses of Trustees of the Trust who are not affiliated with the Adviser; (xii) the cost of preparing and distributing reports and notices to existing shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business; and (xvi) distribution fees and service fees applicable to Adviser Class shares and service fees applicable to Institutional Class shares.

              The Funds' Advisory and Administration Agreements each provide that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.

         Principal Underwriter

              WPG serves as the principal underwriter in connection with the continuous offering of the shares of the Trust pursuant to an Underwriting Agreement, dated as of the effective date of the Trust's registration statement. The Trustees, including the non-interested Trustees, approved the Underwriting Agreement on July 19, 1995, which will continue in effect from year to year, if annually approved by the Trustees, including the non-interested Trustees, in conjunction with the continuance of the Plans of Distribution. See "Distribution Plans" below. The Underwriting Agreement provides that WPG will bear certain distribution expenses not borne by the Funds.

              WPG bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to any investment dealers and financial firms ("Authorized Firms") for distribution related services. WPG also pays certain expenses in connection with the distribution of the Funds' shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. WPG receives compensation under a Rule 12b-1 Plan for providing such services with respect to Adviser Class shares. Each Fund bears the cost of registering its shares under federal, state and foreign securities law. See "Distribution Plans" below.


                               DISTRIBUTION PLANS

              Each Fund, with respect to its Adviser class shares, has adopted a plan of distribution pursuant to Rule 12b-1 promulgated by the Commission under the 1940 Act (the "Plans").

              Each Plan provides that a Fund shall pay WPG, as the Fund's distributor for its Adviser Class shares, a daily distribution fee equal on an annual basis to 0.25% of the Fund's average daily net assets attributable to Adviser Class shares and will pay WPG a service fee equal on an annual basis to 0.25% of the Fund's average daily net assets attributable to Adviser Class shares (which WPG will in turn pay to Authorized Firms which enter into a sales or services agreement with WPG at a rate of up to 0.25% of the Fund's average daily net assets attributable to Adviser Class shares owned by investors for whom that Authorized Firm is the holder or dealer of record). This service fee is intended to be consideration for personal services and/or account maintenance services rendered by the Authorized Firm with respect to Adviser Class shares. Personal and account maintenance services for which WPG or any of its affiliates, banks or dealers may be compensated pursuant to the Plans include, without limitation: payments made to or on account of WPG or any of its affiliates, banks, other brokers and dealers who are members of the NASD, or their officers, sales representatives and employees, who respond to inquiries of, and furnish assistance to, shareholders regarding their ownership of Adviser Class shares or their accounts or who provide similar services not otherwise provided by or on behalf of the Funds. Authorized Firms may from time to time be required to meet certain other criteria in order to receive service fees. WPG or its affiliates are entitled to retain all service fees payable under the Plans for which there is no Authorized Firm of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by WPG or its affiliates for shareholder accounts.

              The purpose of distribution payments to WPG under the Plans is to compensate WPG for its distribution services related to the Adviser Class shares of the Funds. WPG pays commissions to Authorized Firms as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services or personnel, travel, office expenses and equipment. (See "Distribution Plans" in the Prospectus.)

              In accordance with the terms of the Plans, WPG provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under the Plans and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of compensation that the Plans provide.

              No interested person of the Trust, nor any Trustee of the Trust who is not an independent Trustee, has any direct or indirect financial interest in the operation of the Plans except to the extent that WPG and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Funds and except to the extent the principals of WPG may be deemed to receive a benefit under the Advisory and Administration Agreements under the Plans.

              The Plans were adopted with respect to the Adviser Class shares of each Fund by a majority vote of the Board of Trustees, including all of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The number of potential benefits which the Plans may provide. The Trustees believe that there is a reasonable likelihood that the Plans will benefit the Funds and their respective Adviser Class shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Adviser Class shares, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Adviser Class of the applicable Fund. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

                             TRUSTEES AND OFFICERS

              The Trustees have responsibility for management of the business of the Trust. The executive officers of the Trust are responsible for its day to day operation. Set forth below is certain information concerning the Trustees and officers.

       Name, Address,
       Age and Title         Principal Occupations During Past Five Years

       Roger J. Weiss*       Senior Managing Principal, Weiss, Peck &
       One New York Plaza         Greer, L.L.C.
       New York, NY  10004   Chairman of the Board of all WPG Funds
       Age: 56               President, Weiss, Peck & Greer International
                                  Fund
       Chairman of the       Executive Vice President and Director,
       Board, President           WPG Advisers, Inc.
       and Trustee           Former Executive Vice President and Director,
                             Tudor Management Company

       Raymond R.
        Herrmann, Jr.**      Chairman of the Board, Sunbelt Beverage
       654 Madison Avenue         Corporation (distributor of wines and
       Suite 1400                 liquors)
       New York, NY  10017   Former Vice Chairman and Director, McKesson
       Age: 75                    Corporation (U.S. distributor of
                                  drugs and health care products, wine and
       Trustee                    spirits)
                             Life Member, Board of Overseers of Cornell
                                Medical College
                             Member of Board and Executive Committee, Sky
                                 Ranch for Boys
                             Member, Evaluation Advisory Board,
                                 Biotechnology Investments, Ltd.

       Harvey E. Sampson**   Chief Executive Officer and Chairman of Harvey
       600 Secaucus Road          Group, Inc. (retail sales of consumer
       Secaucus, NJ  07094        electronics)
       Age: 56               Trustee, Cornell University
                             Joint Board of The New York Hospital -
       Trustee                    Cornell Medical Center
                             Trustee, North Shore University Hospital


       Lawrence J. Israel**  Private Investor
       200 Broadway          Director and Trustee of the Touro Infirmary
       Suite 249             Member of the Intercollegiate Athletics
       New Orleans, LA 70118      Committee of the Administrators of the
       Age: 60                    Tulane Educational Fund

       Trustee


       Francis H. Powers*    Principal, Weiss, Peck & Greer, L.L.C.
       One New York Plaza    Vice President and Secretary, Weiss, Peck &
       New York, NY  10004        Greer Advisers, Inc.
       Age: 55               Executive Vice President and Treasurer of all
                                   WPG Funds
       Executive             Former Vice President and Secretary, Tudor
       Vice President             Management Company
       and Treasurer

       Jay C. Nadel*         Principal, Weiss, Peck & Greer, L.L.C.
       One New York Plaza    Director of Operating Departments
       New York, NY  10004   Executive Vice President and Secretary of all
       Age: 37                    WPG Funds

       Executive
       Vice President
       and Secretary

       Joseph N. Pappo*      Principal, Weiss, Peck & Greer,
       311 So. Wacker Drive       L.L.C. since 1994
       52nd Floor            President of Eden Financial
       Chicago, IL 60606          Corporation from 1988-1991
       Age 44

       Vice President

       Daniel S. Vandivort*  Principal, Weiss, Peck & Greer,
       One New York Plaza         L.L.C. since 1994
       30th Floor            Previously Managing Director and
       New York, NY 10004         Head of U.S. Fixed Income,
       Age: 41                    Senior Portfolio Manager and
                            Director, Global Product
       Vice President             Development and Marketing with
                             CS First Boston Investment
                                  Management, 1989-1994

       Stephen Gresham*      Associate Principal, Weiss, Peck &
       One New York Plaza         Greer, L.L.C., 1994
       30th Floor            Senior Vice President and
       New York, NY 10004         Principal, Systematic Financial
       Age: 35                    Management from 1991-1994.
                             Managing Director of Advest, Inc.
       Vice President             from 1987 to 1991

       Arlen S. Oransky*     Vice President, Mutual Fund
       One New York Plaza         Operations, Weiss, Peck & Greer, L.L.C.
       New York, NY  10004        since December, 1991
       Age: 39               Assistant Vice President of all
                                  WPG Funds since April, 1991
       Vice President        Manager of Investment Services
                                  Weiss, Peck & Greer, L.L.C. from July,
                                  1990 to December, 1991

       Joseph J. Reardon*    Vice President, Mutual Fund
       One New York Plaza         Operations, Weiss, Peck & Greer, L.L.C.
       New York, NY  10004        since December, 1993
       Age: 35               Assistant Manager, Mutual Fund
                                  Operations, Weiss, Peck & Greer, L.L.C.
       Vice President             from February, 1990 to December, 1993
                             Assistant Vice President of all
                                  WPG Funds since April, 1991

       Teresa Hogan          Manager State Regulation,
       First Data Investor        First Data Investor
       Services Group             Services Group, Inc.
       53 State Street            Since June, 1994
       Boston, MA 02109      Senior Legal Assistant,
       Age: 33                    Palmer & Dodge
                                  from 1992-1994
       Assistant Secretary   Blue Sky Paralegal,
                                  Robinson & Cole from
                                  1984-1992
       -----------------------

          *   "Interested Person" within the meaning of the 1940 Act.

         ** Each of the non-interested Trustees is a trustee of each of the other WPG Funds and a Member of the Trust's Audit Committee and Special Nominating Committee.

         Compensation of Trustees and Officers

              The Funds pay no compensation to the Trust's Trustees affiliated with the Adviser or its officers. None of the Trust's Trustees or officers have engaged in any financial transactions with any Fund or the Adviser.

     The following table estimates the amount of compensation to be paid to the Trust's Trustees for the current fiscal year ending December, 31, 1995. In addition, each Trustee is reimbursed for out-of-pocket expenses associated with attending Trustee meetings.

                                                                                                           Pension or
                            Aggregate    Aggregate     Aggregate    Aggregate   Aggregate    Aggregate     Retirement   Total
                            Compensa-    Compensa-     Compensa-    Compensa-   Compensa-    Compensa-     Benefits     Compensation
                            tion from    tion from     tion from    tion from   tion from    tion from     Accrued as   from Trust
                            Long-Term    Medium-Term   Short-Term   Post-       Core Large-  Core Small-   Part of      and other
                            Retirement   Retirement    Retirement   Retirement  Cap Stock    Cap Stock     Trust's      Funds in
                            Fund*        Fund*         Fund*        Fund*       Fund*        Fund*         Expenses     Complex**

Roger J. Weiss                  $0           $0            $0           $0          $0           $0          $0               $0
Raymond H. Herrmann, Jr.    $1,667       $1,667        $1,667       $1,667      $1,667       $1,667          $0          $37,250
Harvey E. Sampson           $1,667       $1,667        $1,667       $1,667      $1,667       $1,667          $0          $37,250
Lawrence J. Israel          $1,667       $1,667        $1,667       $1,667      $1,667       $1,667          $0          $37,250
Total                       $5,000       $5,000        $5,000       $5,000      $5,000       $5,000          $0         $111,750

* Estimated. The Trust is newly organized and has not paid any Trustee's fees.

** As of the date of this SAI, there were 15 mutual funds in the WPG fund complex, six of which were series of the
Trust. The Trustee's fees paid with respect to the other funds in the WPG fund complex are based on actual fees paid by such funds for the fiscal year ended December 31, 1994.

         Certain Shareholders

              Immediately prior to the commencement of a Fund's operations, it is expected that WPG will own 100% of the outstanding shares of that Fund. As of the date of this Statement of Additional Information, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting or investing power) less than 1% of the outstanding shares of each Fund.

                             HOW TO PURCHASE SHARES

         (See "How to Buy Shares" in the Prospectuses.)

              The Trust continuously offers shares of each Fund. The Trust may terminate the continuous offering of its shares with respect to any Fund at any time at the discretion of the Trustees.

              In the case of telephone subscriptions, if full payment for telephone subscriptions is not received by the Trust within the customary time period for settlement then in effect after the acceptance of the order by the Trust, the order is subject to cancellation and the purchaser will be liable to the affected Fund for any loss suffered as a result of such cancellation. To recoup such loss each Fund reserves the right to redeem shares owned by any shareholder whose purchase order is cancelled for non-payment, and such purchaser may be prohibited from placing further telephone orders.

              If a subscription or redemption of Fund shares is arranged and settlement made through a member of the NASD, then that member may, in its discretion, charge a fee for this service.

         Acquiring Shares of the Funds in Exchange for Securities

              Shares of the Funds may be purchased in whole or in part by delivering to the Funds' Custodian securities acceptable to WPG. If the securities are not suitable for a Fund's portfolio, the securities will be sold by the Custodian as agent for the account of their owner on the day of their receipt by the Custodian or as soon thereafter as possible. The number of shares of a class of a Fund to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the net asset value per share of the applicable class of the applicable Fund on the day such proceeds are received. WPG will use reasonable efforts to obtain the current market price for such securities but does not guarantee the best available price. WPG will absorb any transaction costs, such as commissions, on the sale of securities.

              Securities determined by WPG to be acceptable should be transferred by book entry or physically delivered, in proper form for transfer. Please contact WPG for transfer instructions.

              Investors who are contemplating an exchange of securities for shares of a Fund must contact WPG to determine whether the securities are acceptable before forwarding such securities to the Custodian. WPG reserves the right to reject any securities. Exchanging securities for shares of the Funds may create a taxable gain or loss. Please consult your tax adviser with respect to the particular Federal, state and local tax consequences of exchanging securities for Fund shares.

              The Trust will not generally issue shares for consideration other than cash. The Trust may, however, issue shares for consideration other than cash pursuant to a bona fide purchase of assets, merger or other reorganization provided (i) the securities meet the investment objectives and policies of the applicable Fund; (ii) the securities are acquired by the applicable Fund for investment and not for resale;
         (iii) the securities are not restricted as to transfer either by law or liquidity of market; and (iv) the securities have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange or the New York Stock Exchange or by quotation on the Nasdaq National Market.


                              REDEMPTION OF SHARES

              (See "How to Sell Shares" and "How to Exchange Shares" in the Prospectuses.)

         Systematic Withdrawal Plan

              A Systematic Withdrawal Plan is available only for the Post-Retirement Fund, without expense to any shareholder with a minimum investment of $10,000 in value in such Funds' shares (at the then current offering price). The Transfer Agent may be directed, as agent of the purchaser, to redeem without a redemption charge shares of such Funds held in his account as may be required so that the shareholder or any person designated by him will receive a monthly or quarterly check in a stated amount not to be less than $100 although such amount is not necessarily a recommended amount. Dividends and capital gains distributions will be reinvested in additional shares of the same class of such Fund at net asset value as of the reinvestment date.

              Redemption of shares of the Post-Retirement Fund under the Systematic Withdrawal Plan may reduce or even liquidate the account, particularly in a declining market. Such payments paid to a shareholder cannot be considered a yield or income on the investment. Payments to a shareholder in excess of distributions of investment income will constitute a return of his invested principal, and the liquidation of Fund shares pursuant to this Plan is a taxable transaction which may result in gain or loss to the shareholder depending upon the cost of the shares when acquired.

              Withdrawals at the same time as regular purchases of Adviser Class shares of the Post-Retirement Fund ordinarily will not be permitted since purchases are intended to accumulate capital and the Systematic Withdrawal Plan is designed for the regular withdrawal of monies, except that a shareholder may make lump sum investments, of $5,000 or more. The Systematic Withdrawal Plan may be terminated by the shareholder, without penalty, at any time and the Trust may terminate the Plan at will. There are no contractual rights on the part of either party with respect to the Plan.

                                NET ASSET VALUE

         (See "How Each Tomorrow Fund's Share Price is Determined" in the Prospectuses)

              Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of the Funds. The net asset value per share of each class of each Fund is determined once daily, Monday through Friday as of the close of regular trading on the NYSE (normally 4:00 P.M. New York City time) on each Business Day (as defined in the Prospectuses) in which there is a sufficient degree of trading in that Fund's portfolio securities that the current net asset value of that Fund's shares might be materially affected. A Fund may not determine its net asset value on any day during which its shares were not tendered for redemption and the Trust did not receive any order to purchase or sell shares of that Fund. In accordance with procedures approved by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. The NYSE is not open for trading on weekends or on New Year's Day (January 1), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day (December 25).

              The public offering price per Adviser Class share of a class of a Fund is the net asset value per share of that class of that Fund next determined after receipt of an order. Orders for Adviser Class shares which have been received by the Trust or the Transfer Agent prior to the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

              Bonds and other fixed-income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

              In determining the net asset value, unlisted securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Securities, options on securities, futures contracts and options thereon which are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange the security is most extensively traded. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Valuation Committee as authorized by the Trustees.

              For purposes of determining the net asset value of the Funds' shares, options transactions will be treated as follows: When a Fund sells an option, an amount equal to the premium received by that Fund will be included in that Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that Fund enters into a closing purchase transaction, that Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a Fund is exercised, that Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.

                               INVESTOR SERVICES

              (See "How to Buy Shares," "How to Sell Shares" and "How to Exchange Shares" in the Prospectuses.)

              The Trust offers a variety of services, described in the sections that follow, designed to meet the needs of its shareholders. The costs of providing such services are borne by the Funds.

         Automatic Investment Plan

              The Automatic Investment Plan enables shareholders to make regular (monthly or quarterly) investments in shares of any of the Funds through an automatic withdrawal from a designated bank account by simply completing the Automatic Investment Plan application. Please call 1-800-223-3332 or write to WPG to receive this form. By completing the form, the shareholder authorizes the Trust's Custodian to periodically draw money from a designated bank or federal credit union account, and to invest such amounts in account(s) of the Fund(s) specified. The transaction will be automatically processed to the mutual fund account on or about the first business day of the month or quarter designated.

              Please be aware that: (1) the Automatic Investment Plan privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Custodian is under no obligation to notify the shareholder as to the non-payment of any check, and (3) this service may be modified or discontinued by the Custodian upon thirty (30) days' written notice prior to any payment date, or may be discontinued by you by written notice to TSSG, at least ten (10) days before the next payment date.

         Prototype Retirement Plan for Employers and Self-Employed
         Individuals

              Prototype retirement plans (the "Retirement Plan") are available for those entities or self-employed individuals who wish to purchase shares of a Fund in connection with a money purchase plan or a profit sharing plan maintained by their employer. The Retirement Plans were designed to conform to the requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Retirement Plans received opinion letters from the Internal Revenue Service (the "IRS") on March 29, 1990 that the form of the Retirement Plans is acceptable under Section 401 of the Code.

              Annual tax-deductible contributions to the Retirement Plan may be made up to the lesser of $30,000 or 25% of the participant's earned income (disregarding any compensation in excess of $150,000 (as adjusted by the IRS for inflation). Under the terms of the Retirement Plan, contributions by or on behalf of participants may be invested in a Fund with the designated custodian under the Retirement Plan (the "Retirement Plan's Custodian"). Investment in other mutual funds advised by the Adviser or one of its affiliates may also be available. Employers adopting the Retirement Plan may elect either that a participant shall specify the investments to be made with contributions by or on behalf of such participant or that the employer shall specify the investments to be made with all such contributions. Since no Fund is intended as a complete investment program it is important, in connection with such election, that employers give careful consideration to the fiduciary obligation requirements of ERISA.

              All dividends and distributions received by the Retirement Plan's Custodian on the Funds' shares held by the Plan's Custodian will be reinvested in the applicable Fund's shares of the same class at net asset value. Distributions of benefits to participants, when made, will be paid first in cash, to the extent that any amount credited to a participant's account is not invested in the applicable Fund's shares and then in full Fund shares of the applicable class (and cash in lieu of fractional shares).

              Boston Safe Deposit and Trust Company serves as the Retirement Plan's Custodian under a Custodial Agreement. Custodian fees which are payable by the employer to the Retirement Plan's Custodian under such Custodial Agreement are a $10 application fee for processing the Retirement Plan application, an annual maintenance fee of $15 per participant, and a distribution fee of $10 for each distribution from a participant's account. Such fees may be altered from time to time by agreement of the employer and the Retirement Plan's Custodian. For further details see the terms of the Retirement Plan which are available from the Trust.

              Distributions must be made pursuant to the terms of the Retirement Plan and generally may not commence before retirement, disability, death, termination of employment, or termination of the Retirement Plan and must commence no later than April 1 of the year following the year in which the participant attains age 70 (the "required beginning date"). Distributions are taxed as ordinary income when received, except the portion, if any, considered a return of a participant's nondeductible contributions. Certain distributions before age 59 may be subject to a 10% nondeductible penalty on the taxable portion of the distribution. Failure to make minimum required distributions by the required beginning date may be subject to a 50% excise tax.

              It should be noted that the Retirement Plan is a retirement investment program involving commitments covering future years. In deciding whether to utilize the Retirement Plan, it is important that the employer consider his or her needs and those of the Retirement Plan participants and whether the investment objectives of the Funds are likely to fulfill such needs. Termination or curtailment of the Retirement Plan for other than business reasons within a few years after its adoption may result in adverse tax consequences.

              Employers who contemplate adoption of the Retirement Plan should consult an attorney or financial adviser regarding all aspects of the Retirement Plan as a retirement plan vehicle (including fiduciary obligations under ERISA).

         Individual Retirement Account

              Persons with earned income, whether or not they are active participants in a pension, profit-sharing or stock bonus plan described in Code 401(a), Federal, state or local pension plan, an annuity plan described in Code 403(a), an annuity contract or custodial account described in Code 403(b), a simplified employee pension plan described in Code 408(k), or a trust described in Code 501(c)(18) ("active participant"), generally are eligible to establish an Individual Retirement Account ("IRA"). An individual may make a deductible contribution to an IRA only if (i) neither the individual nor his or her spouse (unless living apart for the entire year and filing separate returns) is an active participant, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,0000). However, an individual who is not permitted to make a deductible contribution to an IRA for a taxable year may nonetheless make annual nondeductible contributions to an IRA up to the lesser of 100% of the individual's earned income or $2,000 to an IRA (up to $2,250 to IRAs for an individual and his or her non-earning spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

              Withdrawals from the IRA (other than the portion treated as a return of nondeductible contributions) are taxed as ordinary income when received, may be made without penalty after the participant reaches age 59 and must commence no later than the required beginning date (see discussion of "Prototype Retirement Plans" above). Withdrawals before age 59 may involve the payment of a 10% nondeductible penalty on the taxable portion of the amount withdrawn. The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. All dividends and distributions on shares of a Fund held in IRA accounts are reinvested in full and fractional shares of the same class of the same Fund and are not subject to federal income tax until withdrawn from the IRA. Investors should consult their tax advisers for further tax information, including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

              The Trust has arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for IRAs using any of the Fund's shares as the underlying investment. The Bank will charge an acceptance fee of $10 for each new IRA and an annual maintenance fee of $15 for each year that an IRA is in existence. There is a $10 fee for processing a premature distribution. These fees will be deducted from the IRA account and may be changed by the Plan's Custodian upon 30 days' prior notice.

              To establish an IRA for investment in a Fund, an investor must complete an application and a custodial agreement on IRS Form 5305-A (which has been supplemented to provide certain additional custodial provisions) and must make an initial cash contribution to the IRA, subject to the limitation on contributions described above. Pursuant to IRS regulations, an investor may for seven days following establishment of an IRA revoke the IRA. Detailed information on IRAs, together with the necessary form of application and custodial agreement, is available from the Trust and should be studied carefully by persons interested in utilizing a Fund for IRA investments. Such persons should also consult their own advisers regarding all aspects of the Funds as an appropriate IRA investment vehicle.

         Simplified Employee Pension Plans (SEP-IRA)

              A simplified employee pension (SEP) allows an employer to make contributions toward his or her own (if a self-employed individual) and his or her employees' retirement and/or permits the employees to make elective deferrals by salary reduction. A SEP requires an Individual Retirement Account (a SEP-IRA) to be established for each "qualifying employee," although the employer may include additional employees if it wishes. A qualifying employee is one who: (a) is at least age 21, (b) has worked for the employer during at least 3 of 5 years immediately preceding the tax year, and (c) has received at least $400 (as indexed for inflation) in compensation in the tax year.

              An employer is not required to make any contribution to the SEP-IRA. However, if the employer does make a contribution, the contribution must be based on a written allocation formula and must not discriminate in favor of highly compensated employees, as defined in Code Section 414(q). The employer may make annual contributions on behalf of each qualifying employee, provided that the contributions, when combined with the employee's elective deferrals, do not exceed 15% of the employee's compensation or $30,000, whichever is less.

              A SEP-IRA may include a salary reduction arrangement under which the employee can choose to have the employer make contributions ("elective deferrals") to his or her SEP-IRA out of his or her salary. However, employees may make elective deferrals only if (i) at least 50% of the employer's eligible employees choose elective deferrals; (ii) the employer did not have more than 25 eligible employees at any time during the preceding year; and (iii) the amount deferred each year by each eligible highly compensated employee as a percentage of pay is no more than 125% of the average deferral percentage of all other eligible employees. An elective deferral arrangement is not available for a SEP maintained by a state or local government, or any of their political subdivisions, agencies, or instrumentalities, or to exempt organizations.

              In general, the total income which an employee can defer under a salary reduction arrangement included in a SEP and certain other elective deferral arrangements is limited to $9,240 (indexed annually for inflation). This dollar limit applies only to the elective deferrals, not to any contributions from employer funds. The Code may require that contributions be further limited to prevent discrimination in favor of highly compensated employees. An employee may also make regular IRA contributions to his or her SEP-IRA (see discussion of IRAs, above).

              Under the terms of the SEP-IRA, contributions by or on behalf of participants may be invested in shares of the Funds (or shares of other funds designated by the Adviser as eligible investments), as specified by the participant. All dividends and distributions on shares held in SEP-IRAs are reinvested in full and fractional shares of the same class of the same Fund. Since no Fund is intended as a complete investment program it is important, in connection with the adoption of a SEP-IRA, that employers give careful consideration to the fiduciary obligation requirements of ERISA, particularly those pertaining to diversification of investments.

              Withdrawals before age 59 may involve the payment of a 10% nondeductible penalty on the amount withdrawn. Withdrawals must commence no later than the required beginning date (see discussions of "Prototype Retirement Plans" above). The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. Contributions to a SEP-IRA by an employer are excluded from the employee's income rather than deducted from it. Elective deferrals made to an employee's SEP-IRA generally are excluded from his income in the year of deferral, but are included in wages for social security (FICA) and unemployment (FUTA) tax purposes. However, if the employee makes regular IRA contributions to his SEP-IRA (other than elective deferrals), he can deduct them the same way as contributions to a regular IRA, up to the amount of his deduction limit. Investors should consult their tax advisers for further tax information including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

              The Fund has arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for SEP-IRAs using the Funds as the underlying investment. Boston Safe Deposit and Trust Company will charge an acceptance fee of $10 for each new SEP-IRA and an annual maintenance fee of $15 for each year that a SEP-IRA is in existence. There is a $10 fee for each premature distribution. These fees will be deducted from the SEP-IRA account and may be changed by the Custodian upon 30 days' prior written notice.

              To establish a SEP-IRA, an employer and employee should complete the WPG IRA application materials, as well as either IRS Form 5305A-SEP (if employees will make elective deferrals) and/or IRS Form 5305-SEP (only if employer contributions will be made). Pursuant to IRS regulations, an investor may for seven days following establishment of a SEP-IRA revoke the SEP-IRA. Detailed information on SEP-IRAs, together with the necessary form of application and custodial agreement, is available from the Fund and should be studied carefully by persons interested in utilizing the Fund for SEP-IRA investments. Such persons should also consult their own advisers regarding all aspects of the Fund as an appropriate SEP-IRA investment vehicle.


                    DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

              Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes.

              A regulated investment company qualifying under Subchapter M of the Code is not subject to federal income tax on distributed amounts to the extent that it distributes annually its taxable and, if any, tax-exempt net investment income and net realized capital gains in accordance with the timing requirements of the Code. Each Fund intends to elect and to qualify to be treated as a regulated investment company and intends to continue to so qualify for each taxable year.

              Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund derive less than 30% of its annual gross income from gains (without deduction for losses) from the sale or other disposition of any of the following held (for tax purposes) for less than three months: (i) stock or securities; (ii) options, futures or forward contracts (not on foreign currencies) or
         (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities and related options or futures; (c) the Fund distribute at least annually to its shareholders as dividends at least 90% of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in each year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (d) the Fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and
         (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

              It is expected that separate accounts of insurance companies will be purchasing Institutional Class shares of the Funds. As such, each Fund must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account and, because Section 817(h) and those regulations treat the assets of the Fund as assets of the related separate account, the assets of a Fund, that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer.
         Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally result in treatment of the variable contract holders other than as described in the Institutional Class shares Prospectus, including inclusion in ordinary income of income accrued under the contracts for the current and all prior taxable years. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

              Unless its only shareholders are life insurance company segregated asset accounts held in connection with variable contracts, trusts that are described in section 401(a) of the Code and exempt from tax under section 501(a) of the Code, and investors of "seed money" not in excess of $250,000, each Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that a Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income (not including tax-exempt interest) for the calendar year, at least 98% of the excess of its capital gains over the capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax. Each Fund has distribution policies that should generally enable it to avoid liability for this tax.

              Net investment income for each Fund is the Fund's investment income less its expenses. Dividends from taxable net investment income and the excess, if any, of net short-term capital gain over net long-term capital loss of a Fund will be treated under the Code as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") will be treated under the Code as long-term capital gain, for federal income tax purposes. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. Distributions from a Fund's current or accumulated earnings and profits, as computed for Federal income tax purposes, will be treated as described above whether taken in shares or in cash. Certain distributions received in January may be treated as if paid by a Fund and received by a shareholder on December 31 of the prior year.

              Dividends, including capital gain dividends, paid by a Fund shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they may be characterized as ordinary income or capital gain as described above.


              Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under
         Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or security or a substantially identical stock or security in the Fund's portfolio. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, whether the gain or loss is long-term or short-term depends on the holding period of the underlying stock or security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

              All futures contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) will be governed by
         Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss will be recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

              Because options and futures activities of a Fund may increase the amount of gains from the sale of securities or investments held or treated as held for less than three months, the Funds may have to limit their options and futures transactions in order to comply with the 30% limitation described above.

              Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

              Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.

              These special tax rules applicable to options and futures transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

              A Fund's investment in zero coupon securities or other securities having original issue discount (or market discount, if the Fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market rules described above may also require a Fund to recognize gains without a concurrent receipt of cash. In such case, a Fund will not be able to purchase additional income producing securities with the cash generated by the sale of such securities but will be required to use such cash to make such required distributions, and its current portfolio income may ultimately be reduced accordingly. In order to distribute this income or gains, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

              The Funds may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. However, the Funds will not be eligible to pass through to shareholders any foreign tax credits or deductions for foreign taxes paid by the Funds that are not thus reduced or eliminated. Certain foreign exchange gains and losses realized by the Funds with respect to such securities or related currency transactions will generally be treated as ordinary income and losses. Certain uses of foreign currency and investments by the Funds in certain "passive foreign investment companies" may be limited in order to avoid adverse tax consequences for the Funds (or an election, if available, may be made with respect to such investments).

              Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information. See "Prototype Retirement Plan For Employers and Self-Employed Individuals," "Simplified Employee Pension Plans (SEP-IRA)," and "Individual Retirement Accounts."

              Redemptions, including exchanges, of shares may give rise to realized gains or losses, recognizable for tax purposes except for investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares. Exchanges and withdrawals under the Systematic Withdrawal Plan are treated as redemptions for federal income tax purposes.

              The Trust is organized as a Delaware business trust, and neither the Trust nor the Funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each Fund qualifies as a regulated investment company for federal income tax purposes and satisfies certain income source requirements of Delaware law. If each Fund so qualifies and distributes all of its income and capital gains, it will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.

              The foregoing discussion of U.S. federal income tax law does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30%

         (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends.

              This discussion of the federal income tax treatment of the Funds and their distributions is based on the federal income tax law in effect as of the date of this Statement of Additional Information. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                              PORTFOLIO BROKERAGE

              (See "Portfolio Brokerage" in the Prospectuses.)

              It is the general policy of the Trust not to employ any broker in the purchase or sale of securities for a Fund's portfolio unless the Trust believes that the broker will obtain the best results for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Subject to the foregoing, where transactions are effected on securities exchanges, the Trust intends to employ primarily WPG as its broker. The Trust is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities.

              WPG acts as broker for the Funds on exchange transactions, subject, however, to the general policy of the Trust set forth above and the procedures adopted by the Trustees. Commissions paid to WPG must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction is not placed with WPG if a Fund would have to pay a commission rate less favorable than WPG's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which WPG acts as a clearing broker for another brokerage firm, and any customers of WPG determined by a majority of the Independent Trustees not to be comparable to the Funds. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Independent Trustees, exceptions may be made. Since WPG has, as investment adviser to the Funds, the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by WPG as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

              The commission rate on all exchange orders is subject to negotiation. Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Trust to an affiliated person, such as WPG, acting as broker in connection with transactions effected on a securities exchange. The Trustees, including a majority of the Independent Trustees, have adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 thereunder to ensure a broker's commission that is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time ...."
         Rule 17e-1 also requires the Trustees, including a majority of the Independent Trustees, to adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard, review those procedures at least annually to determine that they continue to be appropriate and determine at least quarterly that transactions have been effected in compliance with those procedures. The Trustees of the Trust, including a majority of the Independent Trustees, have adopted procedures designed to comply with the requirements of Rule 17e-1.

              In selecting brokers other than WPG to effect transactions on securities exchanges, the Trust considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Trust determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Trust may pay commissions to such broker in an amount greater than the amount another firm might charge. Research products and services provided to the Trust include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses) providing lawful and appropriate assistance to WPG (and its subsidiaries) in the performance of their decision-making responsibilities.

              Each year, the Adviser considers the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of their clients, such as the Trust, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by WPG (and its subsidiaries) in servicing all its accounts and not all such information may be used by WPG, in its capacity as the Adviser, in connection with the Trust. Nonetheless, the Trust believes that such investment information provides the Trust with benefits by supplementing the research otherwise available to the Trust.

              As set forth above, the Trust employs WPG, a member firm of the NYSE, as its principal broker on U.S. exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as WPG) may not effect transactions on such exchange for the account of an investment company (such as the Trust) of which the member firm or its affiliate (such as the Adviser) is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. WPG's transactions on behalf of the Funds are effected in compliance with these conditions.

              WPG furnishes to the Trust at least quarterly a statement setting forth the total amount of all compensation retained by WPG or any associated person of WPG in connection with effecting transactions for the account of the Trust, and the Trustees of the Trust review and approve all the Trust's portfolio transactions and the compensation received by WPG in connection therewith.

              WPG does not knowingly participate in commissions paid by the Trust to other brokers or dealers and does not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event WPG at any time learns that it has knowingly received reciprocal business, it will so inform the Trustees.

              To the extent that WPG receives brokerage commissions on Trust portfolio transactions, officers and Trustees of the Trust who are also principals in WPG may receive indirect compensation from the Trust through their participation in such brokerage commissions.

              In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Adviser. Investment decisions for a Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds. When appropriate, orders for the account of the Funds are combined with orders for other investment companies or other clients advised by WPG in order to obtain a more favorable commission rate. When the same security is purchased for a Fund and one or more other funds or other clients on the same day, each party pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

              The U.S. Government and debt securities in which the Funds invest are traded primarily in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Trust, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Trust, including WPG, may not serve as the Trust's dealer in connection with such transactions. However, affiliated persons of the Trust may serve as its broker in transactions conducted on an exchange or over-the-counter transactions conducted on an agency basis. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

              Subject to the supervision of the Trustees, all investment decisions of the Trust are executed through WPG's trading department.

                               PORTFOLIO TURNOVER

              See "Risk Considerations and Other Investment Practices and Policies -- Portfolio Turnover" in the Prospectus.

                The annual portfolio turnover rate of a Fund is calculated by dividing the lesser of the purchase or sales of a Fund's portfolio securities for the year by the monthly average of the value of the portfolio securities owned by that Fund during the year. The monthly average is calculated by totalling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by
         13. In determining portfolio turnover, securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities"), are excluded. A turnover rate of 100% would occur if all of a Fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Fund were to write a substantial number of options which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs which the Trust must pay and the possibility of more short-term gains which may increase the difficulty of qualifying as a regulated investment company.

              To the extent that their portfolios are traded for short-term market considerations and exceeds 100%, the annual portfolio turnover rate of the Funds could be higher than most mutual funds. None of the Funds will engage in short-term trading to an extent which would disqualify them as regulated investment companies under Subchapter M of the Code.

                                  ORGANIZATION

         (See "Management of the Tomorrow Funds" and "The Trust" in the Prospectuses.)

              As a Delaware business trust, the Trust's operations are governed by its Agreement and Declaration of Trust dated June 21, 1995 (the "Declaration of Trust"). A copy of the Trust's Certificate of Trust, also dated June 21, 1995, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

              To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of lability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

              The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

              Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

              Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held or one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable class of the applicable Fund).

              As it is expected that separate accounts of insurance companies will be purchasing Institutional Class shares of each of the Funds, it should be noted that the rights, if any, of variable contract holders to vote the shares of a Fund beneficially owned by such variable contract holders are governed by the relevant variable contract.

              Pursuant to the Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing six Funds. As of the date of this Statement of Additional Information, the Board does not have any plan to establish another series of shares in the Trust.

              Pursuant to the Declaration of Trust, the Board may establish and issue multiple classes of shares for each Fund. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares for each series, designated Adviser Class and Institutional Class. See "The Trust" in the Prospectuses for a detailed description of the respective rights of the two classes of shares. The Trustees do not have any plan to establish additional classes of shares for any Fund.

              Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Board. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

              Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize any Fund to so invest its assets.

              "Tomorrow Funds Retirement Trust" is the designation of the Trust for the time being under the Declaration of Trust, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund. Since the Funds use combined prospectuses, however, it is possible that one Fund might become liable for a misstatement or omission in its prospectus regarding the other Fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectuses.

                                   CUSTODIAN

              The Custodian for the Trust is Boston Safe Deposit and Trust Company at One Exchange Place, Boston, Massachusetts 02109. In its capacity as Custodian, Boston Safe Deposit and Trust Company performs all accounting services, holds the assets of the Trust and is responsible for calculating the net asset value per share.

                                 TRANSFER AGENT

              The Shareholder Services Group, Inc. acts as transfer agent for the Trust and, in such capacity, processes purchases, transfers and redemptions of shares, acts as dividend disbursing agent, and maintains records and handles correspondence with respect to shareholder accounts.


                              INDEPENDENT AUDITORS

              KPMG Peat Marwick LLP ("KPMG"), 345 Park Avenue, New York, New York 10154, are the independent auditors for the Trust. Professional services performed by KPMG include audits of the financial statements of the Trust, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at the meetings of the Audit Committee and Board of Trustees. KPMG also performs other professional services for the Trust including preparation of income tax returns of the Funds.

                                    APPENDIX

         Description of Bond Ratings Moody's Investors Service, Inc.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

              Moody's also provides credit ratings for preferred stocks. It should be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

         aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

         baa: An issue which is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

              Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e. payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

              Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

         Standard & Poor's Ratings Group

         AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

              S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

              Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

              The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

                                    GLOSSARY

         Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

         Certificates of Deposit: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

         Bankers' Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

         Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

         Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

                                     PART B


                        WEISS, PECK & GREER INVESTMENTS
                        TOMORROW FUNDS RETIREMENT TRUST

                       Tomorrow Long-Term Retirement Fund
                       Tomorrow Medium-Term Retirement Fund
                      Tomorrow Short-Term Retirement Fund
                         Tomorrow Post-Retirement Fund
                           Core Large-Cap Stock Fund
                           Core Small-Cap Stock Fund
                 (each a "Fund" and collectively, the "Funds")





------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
                           INSTITUTIONAL CLASS SHARES

                               November 22, 1995
------------------------------------------------------------------------------


              This Statement of Additional Information is not a prospectus and should be read in conjunction with the Institutional Class prospectuses of the Funds, each dated November 22, 1995, as amended and/or supplemented from time to time (collectively, the "Prospectuses"), copies of which may be obtained without charge by writing to Tomorrow Funds Retirement Trust (the "Trust"), One New York Plaza, New York 10004 or by calling 1-800-223-3332.


         THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                               TABLE OF CONTENTS

                                                                    Page

         THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES..........       1

              Quantitative Methodology..........................       2

         INVESTMENT TECHNIQUES..................................       3

              Repurchase Agreements.............................       3
              Forward Commitment, Delayed Delivery and
                When-Issued Transactions........................       4
              Loans of Portfolio Securities.....................       6
              Options...........................................       7
              Futures Transactions..............................      10
              Limitations on the Use of Futures Contracts
                and Options on Futures..........................      11
              Special Considerations and Risks
                Related to Options and Futures Transactions.....      12
              Privately Issued Mortgage-Backed Securities.......      15
              Risks Associated with Specific Types
                of Derivative Securities........................      16
              Participation Interests...........................      16
              Securities of Foreign Issuers.....................      17
              Restricted and Illiquid Securities................      18
              Other Investment Companies........................      18

         CALCULATION OF THE FUNDS' RETURNS......................      19
              Total Return......................................      19
              Yield.............................................      20
              Other Quotations, Comparisons and
                General Information.............................      20

         INVESTMENT RESTRICTIONS................................      22

         ADVISORY AND ADMINISTRATIVE SERVICES...................      28

              Investment Adviser................................      28
              Administrator.....................................      31
              Principal Underwriter.............................      33

         SERVICE PLANS..........................................      33

         TRUSTEES AND OFFICERS..................................      35

         HOW TO PURCHASE SHARES.................................      39
              Acquiring Share of the Funds in
                Exchange for Securities.........................      39

         REDEMPTION OF SHARES...................................      40

              Systematic Withdrawal Plan........................      40

         NET ASSET VALUE........................................      41

         INVESTOR SERVICES......................................      42

              Automatic Investment Plan.........................      43
              Prototype Retirement Plan for Employers
                and Self-Employed Individuals...................      43
              Individual Retirement Account.....................      45
              Simplified Employee Pension Plans (SEP-IRA).......      46


         DIVIDENDS, DISTRIBUTIONS AND TAX STATUS................      48

         PORTFOLIO BROKERAGE....................................      54

         PORTFOLIO TURNOVER.....................................      57

         ORGANIZATION...........................................      58

         CUSTODIAN..............................................      61

         TRANSFER AGENT.........................................      61

         INDEPENDENT AUDITORS...................................      61

         APPENDIX...............................................      62

         GLOSSARY...............................................      65

                    THE FUNDS' INVESTMENT OBJECTIVE AND POLICIES

         (See "Investment Objectives and Policies," and "Risk
         Considerations and Other Investment Practices and Policies" in the Prospectuses.)

              All capitalized terms not defined herein shall have the meanings set forth in the Prospectuses.

              The Trust consists of separate Funds, the Institutional Class shares of which are offered to separate accounts (the "Separate Accounts" or Accounts") of various insurance companies ("Participating Insurance Companies") to fund variable annuity and variable life insurance contracts (the "Variable Contracts"). As described in the Prospectuses, Institutional Class shares of the Funds also may be offered to certain qualified pension and retirement plans (the "Qualified Plans"). The terms and conditions of the Variable Contracts and any limitations upon the Funds in which the Accounts may be invested are set forth in a separate prospectus and statement of additional information relating to the Variable Contracts. The terms and conditions of a Qualified Plan and any limitations upon the Funds in which such Qualified Plan may be invested are set forth in such Qualified Plan's governing documents. The Trust reserves the right to limit the types of Accounts and the types of Qualified Plans that may invest in any Fund.

              Qualified Plans and Participating Insurance Companies are the record holders of shares of beneficial interest in each Fund. Subject to the limitations set forth in their Variable Contracts and the separate prospectus and statement of additional information relating to the Variable Contracts, contract holders may direct through their Participating Insurance Companies the allocation of amounts available for investment among the Funds. Similarly, in accordance with any limitations set forth in their Qualified Plans, Qualified Plan participants may direct through their Qualified Plan fiduciaries the allocation of amounts available for investment among the Funds. Instructions for any such allocation, or for the purchase or redemption of shares of a Fund, must be made by the investor's Participating Insurance Company or Qualified Plan fiduciary, as the case may be, as the record holder of the Fund's shares. The rights of Participating Insurance Companies and Qualified Plans as record holders of shares of a Fund are different from the rights of Variable Contract holders and Qualified Plan participants. The term "shareholder" in this Statement of Additional Information when used in the context of Institutional Class shares refers only to Participating Insurance Companies and Qualified Plans, and not to Variable Contract holders or Qualified Plan participants.

              The securities in which each Fund may invest and certain other investment policies are described in the Funds' Prospectuses. This Statement of Additional Information should be read in conjunction with the Prospectuses and, when applicable, with the separate prospectus and statement of additional information related to the applicable Account.

              The Appendix to this Statement of Additional Information contains a description of the quality categories of corporate bonds in which the Funds may invest, and a Glossary describing some of the Funds' investments.

         Quantitative Methodology

              To seek to achieve their respective investment objectives, each of the Core Large-Cap Stock Fund ("Large-Cap Fund") and the Core Small-Cap Stock Fund ("Small-Cap Fund") under normal market conditions invests in a portfolio of securities that are considered more "efficient" than the Standard & Poor's 500 Stock Index (the "S&P 500") in the case of the Large-Cap Fund and the Russell 2000 Index (the "Russell 2000") in the case of the Small-Cap Fund. The other Funds seek to achieve similar results with respect to the amount of their assets allocated to Large-Cap, Medium-Cap and Small-Cap securities (as described in the Prospectus applicable to such Funds). The Benchmarks for the Large-Cap, Medium-Cap and Small-Cap Subcategories are the S&P 500, the Standard & Poor's 400 MidCap Index (the "S&P 400") and the Russell 2000, respectively.

              An efficient portfolio is one that has the maximum expected return for any level of risk. The efficient mix of securities is established mathematically, taking into account the expected return and volatility of returns for each security in a given universe, as well as the historical price relationships between the different securities in the universe.

              To implement this strategy with respect to the Large-Cap and Small-Cap Funds and the Subcategories of the other Funds, Weiss, Peck & Greer, L.L.C. (the "Adviser" or "WPG") compiles the historical price data of all securities which comprise the applicable Benchmark. The Adviser may eliminate a security from consideration if it considers the security to have an inadequate or misleading price history. Using this historical price data, the Adviser constructs and analyzes a complete matrix of all the possible price relationships between the securities in the applicable Benchmark.

              Using a sophisticated software program that incorporates risk reduction techniques developed by investment professionals of the Adviser, the Adviser constructs a number of portfolios with respect to the Large-Cap and Small-Cap Funds and the Subcategories, which portfolios are believed to have optimized risk/reward ratios.

         From these alternative portfolios, the Adviser selects the combination of securities, together with their appropriate weightings, that the Adviser believes will comprise the optimal portfolio for the Large-Cap and Small-Cap Funds and the Subcategories. The respective optimal portfolios for the Large-Cap and Small-Cap Funds and the Subcategories are designed to have returns greater than, but highly correlated with, the return of the applicable Benchmarks.

              After each optimal portfolio is constructed, it may be rebalanced to maintain the original optimal weights. The Adviser will sell a security when the security's weight within an actual portfolio becomes significantly greater than its optimal weight. The Adviser will buy a security when the security's weight within an actual portfolio becomes significantly less than its optimal weight. The Adviser repeats the entire optimization process at least semi-annually, at which point a new portfolio is constructed with respect to the Large-Cap and Small-Cap Funds and the Subcategories adding the most recent historical data, and deleting the oldest data. When a security is removed from a Benchmark, it will not necessarily be removed from the Funds' portfolios within a predetermined length of time.

              The Adviser's research personnel will monitor and occasionally make changes in the way the optimal portfolios are constructed or traded. Such changes may include determining better ways to eliminate issues from consideration in the matrix, improving the manner in which the matrix is calculated, altering constraints in the optimization process and effecting changes in trading procedure (to reduce transaction costs or to enhance the effects of rebalancing). Any such changes are intended to be consistent with the basic philosophy of seeking higher returns with respect to each of the Large-Cap and Small-Cap Funds and each Subcategory than those that could be obtained by investing directly in all the stocks of each Benchmark. Investors should be aware that no quantitative methodology or technical analysis, including the Adviser's, has ever been proven to provide enhanced investment return and reduced investment risk in actual long-term portfolio results.

                             INVESTMENT TECHNIQUES

         The following description of the Funds' investment techniques supplements the discussion contained in the Prospectuses. (See "Risk Considerations and Other Investment Practices and Policies" in the Prospectuses).

         Repurchase Agreements

              Each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. A repurchase agreement is an agreement under which a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by a Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each Fund's limitation on investments in illiquid securities.

              Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trust's Board of Trustees, with respect to securities of the type in which the Funds may invest. The Adviser will monitor the value of the underlying securities throughout the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with its custodian, Boston Safe Deposit and Trust Company (the "Custodian"), or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

              In addition to the risk of the seller's default or a decline in value of the underlying security (see "Risk Considerations and Other Investment Practices and Policies -- Repurchase Agreements" in the Prospectuses), a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Trust acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

         Forward Commitment, Delayed Delivery and When-Issued Transactions

              Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Securities transactions settled on when-issued or forward commitment basis are also know as delayed delivery transactions. The phrase "delayed delivery" is not intended to address transactions involving the purchase of securities where the delay in delivery involves only the brief period usually required by the selling party and its agent solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way. Forward commitment and when-issued transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will not enter into such transactions for the purpose of leverage.

              When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.

              The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

              A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions.

              When a Fund purchases securities on a when-issued or forward commitment basis, the Custodian will maintain in a segregated account securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

         Loans of Portfolio Securities

              Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. See "Risk Considerations and Other Investment Practices and Policies --Lending of Portfolio Securities" in the Prospectuses. The rules of the New York Stock Exchange ("NYSE") give the Fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the Fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loan would not exceed 33 1/3% of the value of the total assets of the Fund.

              At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

         Options

              Each Fund currently intends to limit its options transactions during the current fiscal year so that no more than 5% of the Fund's net assets will be at risk as a result of such transactions.

              Writing Covered Call Options on Securities. Each Fund may write
         (sell) covered call options on securities ("calls") at such time or times as the Adviser shall determine to be appropriate. When a Fund writes a call, it receives a premium and sells to the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. A Fund will write such options subject to any applicable limitations or restrictions imposed by law.

              Purchasing Call Options. Each Fund may purchase a call option when the Adviser believes the value of the underlying security will rise or to effect a "closing purchase transaction." A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

              Put Options. Each Fund may also write and purchase put options on securities ("puts"). A put written by a Fund obligates it to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered. A Fund may purchase a put option when the Adviser believes the value of the underlying security will decline. A Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities ("protective puts").

              The purpose of writing covered put and call options is to hedge against fluctuations in the market value of a Fund's portfolio securities. Each Fund may purchase or sell call and put options on securities indices for a similar purpose. Such a hedge is limited to the degree that the price change of the underlying security is in an amount which is less than the difference between the option premium received by the Fund and the option strike price. To the extent that the underlying security's price change exceeds this amount, written put and call options will not provide an effective hedge.

              A written call option would be covered if the Fund owns the security underlying the option. A written put option may be covered by maintaining in a segregated account cash or liquid securities rated within one of the top three ratings categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard

         & Poor's"), or, if unrated, deemed by the Adviser to be of comparable credit quality ("High-Grade Debt Securities"). While this will ensure that the Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it does not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised. A written call option or put option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. Further, instead of "covering" a written call option, the Fund may simply maintain cash or High-Grade Debt Securities in a segregated account in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

              Options on Securities Indices. Each Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy or to seek to increase total return. Such Fund's net assets will be at risk as a result of such transactions. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier."

              A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index, or a narrower market index such as the Standard & Poor's 100 Stock Index ("S&P 100"). Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the NYSE and the American Stock Exchange.

              The Funds may purchase put options in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of a Fund's portfolio securities. If a Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, a Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of a Fund's portfolio securities.

              The Funds may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If a Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the price of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price a Fund pays to buy additional securities for its portfolio.

              The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or High-Grade Debt Securities with a value equal to the exercise price in a segregated account with its custodian or by using the other methods described above. When purchased, options on securities indices may not enable the Fund to hedge effectively against interest rate or stock market risk if the stocks comprising the index subject to the option are not highly correlated with the composition of the Fund's portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

              The purchase and sale of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies. It should be noted that transaction costs relating to options transactions may tend to be higher than the transaction costs with respect to transactions in securities. In addition, if a Fund were to write a substantial number of option contracts which are exercised, the portfolio turnover rate of that Fund could increase.

              Securities for each Fund's portfolio will continue to be bought and sold solely on the basis of appropriateness to fulfill the applicable Fund's investment objective. Option transactions can be used, among other things, to increase the return on portfolio positions.

         Futures Transactions

              Each Fund may purchase and sell futures contracts for hedging purposes and to seek to increase total return. A futures contract is an agreement between two parties to buy and sell a security for a set price at a future time. Each Fund may also enter into index-based futures contracts and interest rate futures contracts. Futures contracts on indices provide for a final cash settlement on the expiration date based on changes in the relevant index. All futures contracts are traded on designated "contract markets" licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") which, through their clearing corporations, guarantee performance of the contracts.

              Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). If a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of that Fund's futures contract would increase, thereby protecting that Fund by preventing net asset value from declining as much as it otherwise would have. If the Adviser expects long-term interest rates to decline, a Fund might enter into futures contracts for the purchase of long-term securities, so that it could offset anticipated increases in the cost of such securities it intends to purchase while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. Similar techniques may be used by the Funds to hedge stock market risk.

              Each Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option. The risk of loss to a Fund purchasing an option on a futures contract is limited to the premium paid for the option. A Fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, its sale of a futures contract: to hedge a long position in the underlying futures contract.

              The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

              A Fund would write a call option on a futures contract in order to hedge against a decline in the prices of the securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the applicable Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

              The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if market price declines, a Fund would pay more than the market price for the underlying securities. The net cost to a Fund will be reduced, however, by the premium received on the sale of the put, less any transaction costs. See "Dividends, Distributions and Tax Status" below.

              Each Fund may engage in "straddle" transactions, which involve the purchase or sale of combinations of call and put options on the same underlying securities or futures contracts.

              In purchasing and selling futures contracts and related options, each Fund intends to comply with rules and interpretations of the CFTC and of the SEC.

         Limitations on the Use of Futures Contracts and Options on Futures.

              Each Fund will engage in futures and related options transactions only for hedging purposes in accordance with CFTC regulations or to seek to increase total return to the extent permitted by such regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures contracts used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes - that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), a Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on its existing futures positions and premiums paid for options on futures entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of that Fund's net assets, after taking into account unrealized gains and losses on such positions. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for Federal income tax purposes (see "Dividends, Distributions, and Tax Status").

              A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by a Fund's custodian for the benefit of the merchant through whom a Fund engages in such futures and options transactions. In the case of futures contracts or options thereon requiring the Fund to purchase securities, the Fund must segregate cash or High-Grade Debt Securities in an account maintained by the Custodian to cover such contracts and options. Cash or High-Grade Debt Securities required to be in a segregated account will be marked to market daily.

         Special Considerations and Risks Related to Options and Futures Transactions

              Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

              The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

              In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

              The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.


              Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of maintenance margin for futures contracts or options on futures contracts position written by that Fund. A Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it had insufficient cash to meet the daily maintenance margin requirements. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolios.

              Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the Adviser and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees of the Trust (the "Trustees") may determine at any time to restrict or terminate the

         Funds' transactions in options. The Adviser does not believe that these trading and position limits will have any adverse impact on the investment techniques for hedging the Trust's portfolios.

              Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

              Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or that issue long-term debt determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.

              Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities which are the subject of the hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

         Privately Issued Mortgage-Backed Securities

              Each of the Tomorrow Post-Retirement Fund ("Post-Retirement Fund"), Tomorrow Long-Term Retirement Fund ("Long-Term Fund"), Tomorrow Medium-Term Retirement Fund ("Medium-Term Fund") and Tomorrow Short-Term Retirement Fund ("Short-Term Fund") (sometimes collectively referred to herein as the "Tomorrow Funds") may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

              Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., Standard & Poor's or Moody's), they often are structured with one or more types of "credit enhancement." Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower or an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

              Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on the underlying mortgages in a pool exceeds the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool. See the Funds' Prospectuses for a further description of mortgage-backed securities.

         Risks Associated with Specific Types of Derivative Securities

              Each of the Post-Retirement Fund, Long-Term Fund, Medium-Term Fund and Short-Term Fund may invest in floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), and Mortgage-Backed Securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

              The principal of and interest on the assets underlying a CMO or REMIC Trust may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the underlying mortgage assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Each Tomorrow Fund will limits its investments in sequential pay CMOs and REMIC Certificates to 5% of its net assets. Please see "Mortgage-Backed Securities" in the Tomorrow Funds' prospectuses.

         Participation Interests

              Each Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Adviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of a Fund, the credit of the selling bank will. Each Fund will have the right to sell the participation interest back to the bank after seven days' notice for the full principal amount of a Fund's interest in the debt obligation plus accrued interest, but only (1) as required to provide liquidity to that Fund, (2) to maintain the quality standards of each Fund's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from a Fund in connection with the arrangement.

         Securities of Foreign Issuers

              To the extent included in the benchmark indices applicable to each Fund, each Fund may invest in certain types of U.S. dollar-denominated securities of foreign issuers, including American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. Investments in ADRs have certain advantages over direct investment in the underlying non-U.S. securities because (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. To the extent a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.


              Although the Funds do not currently invest directly in foreign denominated securities, the Long-Term Fund and the Medium-Term Fund will each invest in other investment companies that will invest their assets in securities of foreign issuers. The Long- Term and Medium-Term Funds may, therefore, be subject to the risks associated with investing in foreign securities.

              Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign denominated securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign denominated securities may be higher than those for domestic investments. Accounting, auditing, financial reporting, and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Foreign denominated securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund investing in such securities may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

         Restricted and Illiquid Securities

              Each Fund may invest up to 15% of its total assets in "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), including restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A of the 1933 Act. In addition, each Fund may invest up to 10% of its total assets in illiquid investments, which includes securities that are not readily marketable, repurchase agreements maturing in more than seven days and privately issued stripped mortgage-backed securities. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, retain sufficient oversight and are ultimately responsible for the determinations. Please see the non-fundamental investment restrictions for further limitations regarding the Funds' investments in restricted and illiquid securities.

              Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. Notwithstanding the foregoing investment restrictions and as further described below, each Fund may invest all or part of its assets in an open-end investment company with substantially the same investment objective, policies and restrictions as each Fund.

         Other Investment Companies

              Each Fund, subject to authorization by the Trustees, may invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Trustees, a Fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the Fund's investment objectives, policies and restrictions. The Trustees do not intend to authorize investing in this manner at this time.

              Each Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (other than those affiliated with WPG) but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any investment company. Investments in investment companies will result in duplication of certain expenses, since the Fund will indirectly bear its proportionate share of any expenses paid by investment companies in which it invests in addition to the expenses paid by the Fund. However, to the extent that a Fund invests in an open-end registered investment company, the Adviser will not impose its advisory fees on the portion of the Fund's assets so invested.

                       CALCULATION OF THE FUNDS' RETURNS

         Total Return

              The average annual total return with respect to Institutional Class shares of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in Institutional Class shares of the Fund made at the net asset value of such shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. The following formula describes the calculation:

                                       n
                                  ERV = P(1+T)

         Where:

              P = a hypothetical initial investment of $1,000.

              T = average annual total return with respect to Institutional Class shares.

              n   =    number of years.

              ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the indicated period.

         This calculation assumes that (i) all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and (ii) all recurring fees are included for applicable periods.

              Each Fund may illustrate in advertisements and sales literature the average annual total return and cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for a Fund will assume the reinvestment of all income dividends and capital gains distributions in Institutional Class shares for the indicated periods and will include all recurring fees.

         Yield

              The 30 day yield quotation with respect to Institutional Class shares of each of the Long-Term Fund, Medium-Term Fund, Short-Term Fund and Post-Retirement Fund is computed by dividing the net investment income for the period with respect to Institutional Class shares of that Fund by the net asset value of each Institutional Class share on the last day of the period, according to the following formula:

                   YIELD = 2[(a-b + 1)6-1]
                              ---
                              cd
         Where:
                   a =  dividends and interest earned during the period.
                   b =  net expenses accrued for the period.
                   c = the average daily number of Institutional Class shares outstanding during the period that were entitled to receive dividends.
                   d = the offering price per Institutional Class share (net asset value per share) on the last day of the period.

              Return for a Fund is not fixed or guaranteed and will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, and do not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated each Fund. The return of a Fund may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

         Other Quotations, Comparisons, and General Information

              From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of a Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of a Fund's classes may be compared to averages or rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Morgan Stanley Europe, Australia, Far East Index ("EAFE"), an unmanaged index of international stock markets, the S&P 400, an unmanaged index of common stocks; the S&P 500, an unmanaged index of common stocks; the Russell 2000, an unmanaged index of common stocks; the Russell 3000 Index (the "Russell 3000"), an unmanaged index of common stocks; or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

              The S&P 500 is an unmanaged index of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market. The S&P 500 represents approximately 70% of the total domestic U.S. equity market capitalization. The S&P 400 is an unmanaged index of common stocks of 400 companies with mid-size market capitalizations - $300 million to $5 billion. The S&P 500 and the S&P 400 are market value-weighted indices (shares outstanding times stock price) in which each company's influence on the respective index is directly proportional to its market value. The companies in the S&P 500 and the S&P 400 are selected from four major industry sectors: industrials, utilities, financials and transportation. The 500 companies chosen for the S&P 500 are not the 500 largest companies in terms of market value. Rather, the companies chosen by S&P for inclusion in the S&P 500 tend to be leaders in important industries within the U.S. economy. The Russell 2000 is an unmanaged index of 2000 common stocks of small capitalization companies. The Russell 2000 is composed of the 2000 smallest companies with respect to capitalization in the Russell 3000 and represents approximately 7% of the Russell 3000 total market capitalization. The Russell 3000 is an unmanaged index of 3000 common stocks of large United States companies with market capitalizations ranging from approximately $60 million to $80 billion. The Russell 3000 represents approximately 98% of the United States equity market.

              In addition, the performance of the classes of a Fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumer's Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, the New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if a Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Systems, CDA/Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre & Co., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems.

              In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Funds.

              The Funds may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of a Fund since the Fund's inception.

              In presenting investment results, the Funds may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest; (b) his need to analyze the objectives of various investments to determine where and when to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets. The Adviser's agreement to limit each Fund's operating expenses will increase investment performance.

              In advertisements, sales literature or reports to shareholders, the Funds may include references to asset allocation strategies. According to information supplied by B.G.B. Brinceson, B.D. Singer and G.L. Beebower, as of May/June 1991, 91% of investment performance is derived from asset allocation, the proper mix of cash, bonds and stocks. In general, the remaining performance is derived as follows: stock selection--5%, market timing--2%, and other--2%.

              According to Standard & Poor's Ratings Group and Crandell, Pierce & Company, the best and worst stock market returns (as represented by the Standard & Poor's Index of 500 Common Stocks) annualized over the time periods from 1950 through June 1995 using monthly observations were as follows:

              Time                     Best                   Worst
              Periods                  Performance              Performance

              One Year                    61.3                     -36.9
              Three Years                 33.3                     -10.6
              Five Years                  29.6                     - 4.2
              Seven Years                 23.0                     - 2.7
              Ten Years                   19.2                       0.5
              Fifteen Years               17.2                       4.1
              Twenty Years                15.1                       6.4
              Thirty Years                11.2                       9.1


                            INVESTMENT RESTRICTIONS

              Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the 1940 Act, and as used in the Prospectuses and this SAI, a "majority of the outstanding voting securities" requires the approval of the lesser of
         (1) the holders of 67% or more of the shares of a Fund represented at a meeting of the holders if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund.

         A Fund may not:

         1. Issue senior securities, except as permitted by paragraphs 2, 5, and 6 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

         2. Borrow money, except (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

         3. Act as an underwriter with respect to the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         4. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and
              (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

         5. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         6. Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment (except investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities and except that the Large-Cap Fund and the Small-Cap Fund may concentrate their assets in securities of issuers in any industry to the extent that the S&P 500 Index or the Russell 2,000 Index, respectively, are so concentrated); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         8. For each Fund, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

              (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

              (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

         provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

              For purposes of the above fundamental investment restrictions regarding senior securities, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Standard & Poor's Stock Guide. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.

              The following restrictions are designated as non-fundamental and may be changed by the Trustees without the approval of shareholders.

         A Fund may not:

         a. Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

         b. Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or any subadviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

         c. Purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or principals or officers of the Adviser, any subadviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.


         d. Purchase a security of other investment companies, except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition or except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than customary brokers' commissions and then only if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of other investment companies, (ii) more than 3% of the total outstanding voting securities of any one such investment company would be held by the Fund or (iii) more than 5% of the Fund's assets would be invested in any one such investment company; provided, however, that the Fund may invest all of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         e.   Invest more than 15% of its total assets in the aggregate of
              (i) securities of any issuer which, together with its predecessors, has been in operation for less than three years (including the operation of any predecessor) and
              (ii) restricted securities including those eligible for resale under Rule 144A; provided, however, the Fund may not invest more than (a) 5% of its total assets in securities of unseasoned issuers and (b) 10% of its total assets in restricted securities excluding those eligible for resale under Rule 144A; and provided further, the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund; and provided further that obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and securities fully collateralized by such securities are not considered to be obligations of unseasoned issuers.

         f. Invest in securities which are illiquid if, as a result, more than 10% of its total assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act, purchased OTC options, certain assets used to cover written OTC options, and privately issued stripped mortgage-backed securities, unless the Trustees determine that such restricted securities are liquid; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

         g. Purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

         h.   Invest in real estate limited partnership interests.

         i. Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on an exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

         j. Purchase interests in oil, gas, or other mineral exploration programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         k. Invest for the purposes of exercising control over or management of any company, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment, provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         l. Purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) to obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         m. Write puts on securities if the aggregate value of the obligations underlying the puts exceeds 50% of the Fund's net assets.

         n. Buy and sell puts and calls on securities, stock index futures or options on stock index futures or financial futures or options on financial futures if (i) the aggregate premiums paid on all such options which are held at any time exceed 20% of the Fund's aggregate net assets and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time exceed 5% of the Fund's total assets.

         o. Purchase puts, calls, straddles or spreads, or any combination thereof if by reason thereof, the value of its aggregate investment in such classes of securities (other than protective puts) will exceed 5% of its net assets.

              Each Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

              The Funds do not have any current intention to enter into reverse repurchase agreements, sell securities short or engage in arbitrage transactions.

              Except with respect to the 300% asset coverage required by fundamental restriction number 2, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

              In order to permit the sale of shares of the Funds in certain states, the Trustees may, in their sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, in their sole discretion, revoke such policy.

                      ADVISORY AND ADMINISTRATIVE SERVICES

         Investment Adviser

              As stated in the Prospectuses, WPG, One New York Plaza, New York, New York 10004, serves as investment adviser and administrator to each Fund. See "Management of the Funds --Investment Adviser", "Management of the Funds --- Administrator" and "Portfolio Brokerage" in the Prospectuses for a description of the duties of WPG as investment adviser and administrator to the Funds.

              The Funds' investment advisory agreements with the Adviser (the "Advisory Agreements") were initially approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "Independent Trustees"), on July 19, 1995 and became effective upon each Fund's commencement of operations. The Advisory Agreements were approved by the sole initial shareholder of each Fund immediately prior to that Fund's commencement of operations.

              Pursuant to the Advisory Agreements, the Adviser supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical and advisory services. In managing the assets of the Funds, the Adviser furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Adviser determines from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Adviser places orders for the investment and reinvestment of each Fund's assets (see "Portfolio Brokerage").

              For its investment advisory services under the Advisory Agreements, the Adviser receives an annual fee from each Fund, payable monthly, equal to 0.75% (on an annual basis) of the Fund's average daily net assets, except for the Post-Retirement Fund, which pays the Adviser on a monthly basis a fee equal on an annual basis to 0.65% of such Fund's average daily net assets.

              The Adviser has voluntarily agreed to limit temporarily each Fund's operating expenses (excluding Rule 12b-1 fees with respect to the Adviser Class shares, service fees with respect to the Institutional Class shares, any other class-specific expenses, litigation, indemnification and other extraordinary expenses) to 1.25% of its average daily net assets, except for the Post-Retirement Fund, for which the Adviser has voluntarily agreed to temporarily limit operating expenses (with the same exclusions as listed above) to 0.90% of its average daily net assets. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. Each Fund will reimburse the Adviser for fees foregone or other expenses paid by the Adviser pursuant to this expense limitation in later years in which operating expenses for the Fund are less than the expense limitations set forth above for any such year. No interest, carrying or finance charge will be paid by a Fund with respect to the amounts representing fees foregone or other expenses paid. In addition, no Fund will pay any unreimbursed amounts to the Adviser upon termination of its Advisory Agreement.

              The advisory fees are accrued daily and will be prorated with respect to any Fund if the Adviser shall not have acted as that Fund's investment adviser during any entire monthly period. The Advisory and the Administration Agreements (as defined below) provide that if the operating expenses of a Fund in any year, including the investment advisory fee and the administration fee, but excluding taxes, brokerage commissions, interest, dividends paid on securities sold short and extraordinary legal fees and expenses exceed the expense limits set by state securities law administrators in states in which that Fund's shares are sold, the amount payable to WPG, in its capacity as Adviser and Administrator, will be reduced (but not below zero) by the amount of such excess. The most restrictive state securities law expense limit presently in effect requires such reduction if expenses exceed 2.5% of the first $30 million, 2.0% of the next $70 million and 1.5% of the remainder of the average daily net assets of a Fund during such year.

              Each Advisory Agreement provides that the Adviser will not be liable for any loss sustained by the Trust or any Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of the Adviser, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.

              Each Advisory Agreement may be modified or amended only with the approval of the holders of a majority of the applicable Fund's outstanding shares and by a vote of the majority of the Independent Trustees of the Trust. Unless terminated as provided below, each Advisory Agreement continues in full force and effect for two years after its date of execution, and for successive periods of one year thereafter, but only as long as each such continuance after the end of the initial two year period is approved annually by a majority vote of the Board or by a vote of the holders of a majority of the outstanding shares of the applicable Fund, but in either event it also must be approved by a vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated without penalty, by either party upon 60 days' written notice and automatically will terminate in the event of its assignment.

              Officers and Trustees of the Trust who are also principals in and employees of WPG may receive indirect compensation by reason of investment advisory and administration fees paid by the Trust to WPG, in its capacity as the Adviser and Administrator.

              As of June 30, 1994, WPG had capital in excess of $48 million. WPG consists of 44 general principals, one of whom is a member of the NYSE, and certain associate principals. WPG has approximately 240 full-time employees in addition to its principals. WPG together with its wholly-owned subsidiary, Weiss, Peck & Greer, Inc., act as investment adviser or manager for approximately $13 billion of institutional and private investment accounts.

              Roger J. Weiss is a Senior Managing Principal of WPG and Chairman of the Board, President and Trustee of the Trust.
         Stephen H. Weiss, brother of Roger J. Weiss, is also a Senior Managing Principal of WPG. Francis H. Powers is a principal of WPG, and Executive Vice President and Treasurer of the Trust.
         Jay C. Nadel is a principal of WPG and an Executive Vice President and Secretary of the Trust. The principals of WPG who serve on WPG's executive committee are Stephen H. Weiss (Chairman),

         Roger J. Weiss, Phillip Greer, Melville Straus, Ronald M. Hoffner and Wesley W. Lang, Jr.

              In addition to the members of the Adviser's Asset Allocation Committee and Messrs. Pappo and Vandivort, Messrs. Stephen H. Weiss and Roger J. Weiss may participate in each Fund's investment decisions and all of the principals in WPG consult on a regular basis among themselves about general market conditions, as well as specific securities and industries.

              In the management of the Trust and their other accounts, WPG and its subsidiaries allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Funds are concerned. However, it is the judgment of the Trustees that the desirability of continuing the Trust's advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

               In an attempt to avoid any potential conflict with portfolio transactions for the Funds, the Adviser and the Trust, on behalf of each Fund, have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come before those of the Adviser and its principals and employees.

              In the event that neither the Adviser nor any of its affiliates acts as investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name "Weiss, Peck & Greer" or the initials "WPG" or otherwise suggest an affiliation with the Adviser or contain the name "Tomorrow" or any connotation or derivative of such name.

         Administrator

              WPG, in its capacity as Administrator of each Fund, performs administrative, certain transfer agency related and shareholder relations services and certain clerical and accounting services for each Fund under separate administration agreements (the "Administration Agreements"). More specifically, these obligations pursuant to the Administration Agreements include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to their custodian and transfer agency agreements or agreements with other institutions, with personnel to perform such executive, administrative, accounting and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of its tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements or the Advisory Agreements, and (f) providing to the Funds transfer agency-related and shareholder relations services and facilities and the services of one or more of its employees or officers, or employees or officers of its affiliates, relating to such functions (including salaries and benefits, office space and supplies, equipment and teaching).

              For its services under the Administration Agreements, the Administrator is entitled to receive a fee, computed daily and payable monthly at an annual rate equal to 0.09% of each Fund's average daily net assets. These fees may be changed by the Board of Trustees without shareholder approval.

              Each Fund bears all expenses of its own operation (subject to the expense limitations described above), which expenses include: (i) fees and expenses of any investment adviser or administrator of the Fund;
         (ii) organization expenses of the Trust; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of its employees rendering legal services to the Funds); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Funds; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds; (xi) a portion of the fees and expenses of Trustees of the Trust who are not affiliated with the Adviser; (xii) the cost of preparing and distributing reports and notices to existing shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business; and (xvi) distribution fees and service fees applicable to Adviser Class shares and service fees applicable to Institutional Class shares.

              The Funds' Advisory and Administration Agreements each provide that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.

         Principal Underwriter

              WPG serves as the principal underwriter in connection with the continuous offering of the shares of the Trust pursuant to an Underwriting Agreement, dated as of the effective date of the Trust's registration statement. The Trustees, including the non-interested Trustees, approved the Underwriting Agreement on July 19, 1995, which will continue in effect from year to year, if annually approved by the Trustees, including the non-interested Trustees. The Underwriting Agreement provides that WPG will bear certain distribution expenses not borne by the Funds.

              WPG bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to any investment dealers and financial firms ("Authorized Firms") for distribution related services. WPG also pays certain expenses in connection with the distribution of the Funds' shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. WPG receives compensation under a Rule 12b-1 Plan for providing such services with respect to Adviser Class shares. Each Fund bears the cost of registering its shares under federal, state and foreign securities law.


                                 SERVICE PLANS

              Each Fund, with respect to its Institutional Class shares, has adopted a service plan (collectively, the "Plans").

              Each Plan provides that a Fund shall compensate Plan Fiduciaries or other service providers to Qualified Plans for the benefit of the Qualified Plans (for purposes of this section, collectively, "Plan Fiduciaries") for providing certain personal, account administration and/or shareholder liaison services to plan participants who are beneficial owners of Institutional Class shares. Pursuant to the Plans, the Funds may enter into agreements with Plan Fiduciaries which purchase

         Institutional Class shares of the Fund ("Service Agreements"). Under such Service Agreements or otherwise, the Plan Fiduciaries may perform some or all of the following services: (a) act as the sole shareholder of record and nominee for all plan participants, (b) maintain account records for each plan participants who beneficially owns Institutional Class shares of the Funds, (c) answer questions and handle correspondence from plan participant regarding their accounts, (d) process plan participants orders to purchase, redeem and exchange Institutional Class shares of the Funds, and handle the transmission of funds representing the participants' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by participants, (f) provide facilities to answer questions from participants and existing investors about Institutional Class shares of the Funds, (g) receive and answer shareholder correspondence, including requests for prospectuses and statements of additional information, (h) assist participants in selecting dividend and other account options and opening custody accounts with the Plan Fiduciaries and (i) act as liaison between participants and the Funds, including obtaining information from the Funds, working with the Funds to correct errors and resolve problems and providing statistical and other information to the Funds. As compensation for such services, the Funds may pay each Plan Fiduciary a service fee in an amount up to 0.25% (on an annualized basis) of the Fund's average daily net assets attributable to Institutional Class shares of the Funds that are attributable to or held in the name of such Plan Fiduciary. Plan Fiduciaries may from time to time be required to meet certain other criteria in order to receive service fees.

              Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Plan Fiduciary's receipt of compensation paid by the Funds in connection with the investment of fiduciary assets in Institutional Class shares of the Funds. Plan Fiduciaries and investment advisers and other money mangers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Institutional Class shares of the Funds.

              In accordance with the terms of the Plans, WPG provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under the Plans and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of compensation that the Plans provide.

                             TRUSTEES AND OFFICERS

              The Trustees have responsibility for management of the business of the Trust. The executive officers of the Trust are responsible for its day to day operation. Set forth below is certain information concerning the Trustees and officers.

       Name, Address,
       Age and Title         Principal Occupations During Past Five Years

       Roger J. Weiss*       Senior Managing Principal, Weiss, Peck &
       One New York Plaza         Greer, L.L.C.
       New York, NY  10004   Chairman of the Board of all WPG Funds
       Age: 56               President, Weiss, Peck & Greer International
                                  Fund
       Chairman of the       Executive Vice President and Director,
       Board, President           WPG Advisers, Inc.
       and Trustee           Former Executive Vice President and Director,
                                  Tudor Management Company

       Raymond R.
        Herrmann, Jr.**      Chairman of the Board, Sunbelt Beverage
       654 Madison Avenue         Corporation (distributor of wines and
       Suite 1400                 liquors)
       New York, NY  10017   Former Vice Chairman and Director, McKesson
       Age: 75                    Corporation (U.S. distributor of
                                  drugs and health care products, wine and
       Trustee                    spirits)
                             Life Member, Board of Overseers of Cornell
                                  Medical College
                             Member of Board and Executive Committee, Sky
                                  Ranch for Boys
                             Member, Evaluation Advisory Board,
                                  Biotechnology Investments, Ltd.

       Harvey E. Sampson**   Chief Executive Officer and Chairman of Harvey
       600 Secaucus Road          Group, Inc. (retail sales of consumer
       Secaucus, NJ  07094        electronics)
       Age: 56               Trustee, Cornell University
                             Joint Board of The New York Hospital -
       Trustee                    Cornell Medical Center
                             Trustee, North Shore University Hospital

       Lawrence J. Israel**  Private Investor
       200 Broadway          Director and Trustee of the Touro Infirmary
       Suite 249             Member of the Intercollegiate Athletics
       New Orleans, LA 70118      Committee of the Administrators of the
       Age: 60                    Tulane Educational Fund

       Trustee

       Francis H. Powers*    Principal, Weiss, Peck & Greer, L.L.C.
       One New York Plaza    Vice President and Secretary, Weiss, Peck &
       New York, NY  10004        Greer Advisers, Inc.
       Age: 55               Executive Vice President and Treasurer of all
                                   WPG Funds
       Executive             Former Vice President and Secretary, Tudor
       Vice President             Management Company
       and Treasurer

       Jay C. Nadel*         Principal, Weiss, Peck & Greer, L.L.C.
       One New York Plaza    Director of Operating Departments
       New York, NY  10004   Executive Vice President and Secretary of all
       Age: 37                    WPG Funds

       Executive
       Vice President
       and Secretary

       Joseph N. Pappo*      Principal, Weiss, Peck & Greer,
       311 So. Wacker Drive       L.L.C. since 1994
       52nd Floor            President of Eden Financial
       Chicago, IL 60606          Corporation from 1988-1991
       Age 44

       Vice President

       Daniel S. Vandivort*  Principal, Weiss, Peck & Greer,
       One New York Plaza         L.L.C. since 1994
       30th Floor            Previously Managing Director and
       New York, NY 10004         Head of U.S. Fixed Income,
       Age: 41                    Senior Portfolio Manager and
                            Director, Global Product
       Vice President             Development and Marketing with
                            CS First Boston Investment
                                  Management, 1989-1994

       Stephen Gresham*      Associate Principal, Weiss, Peck &
       One New York Plaza         Greer, L.L.C., 1994
       30th Floor            Senior Vice President and
       New York, NY 10004         Principal, Systematic Financial
       Age: 35                    Management from 1991-1994.
                             Managing Director of Advest, Inc.
       Vice President             from 1987 to 1991

       Arlen S. Oransky*     Vice President, Mutual Fund
       One New York Plaza         Operations, Weiss, Peck & Greer, L.L.C.
       New York, NY  10004        since December, 1991
       Age: 39               Assistant Vice President of all
                                  WPG Funds since April, 1991
       Assistant             Manager of Investment Services
       Vice President             Weiss, Peck & Greer, L.L.C. from July,
                             1990 to December, 1991

       Joseph J. Reardon*    Vice President, Mutual Fund
       One New York Plaza         Operations, Weiss, Peck & Greer, L.L.C.
       New York, NY  10004        since December, 1993
       Age: 35               Assistant Manager, Mutual Fund
                                  Operations, Weiss, Peck & Greer, L.L.C.
       Assistant                  from February, 1990 to December, 1993
       Vice President        Assistant Vice President of all
                                  WPG Funds since April, 1991

       Teresa Hogan          Manager State Regulation,
       First Data Investor        First Data Investor
       Services Group             Services Group, Inc.
       53 State Street            Since June, 1994
       Boston, MA 02109      Senior Legal Assistant,
       Age: 33                    Palmer & Dodge
                                  from 1992-1994
       Assistant Secretary   Blue Sky Paralegal,
                                  Robinson & Cole from
                                  1984-1992

       -----------------------
          *   "Interested Person" within the meaning of the 1940 Act.

         ** Each of the non-interested Trustees is a trustee of each of the other WPG Funds and a Member of the Trust's Audit Committee and Special Nominating Committee.

         Compensation of Trustees and Officers

              The Funds pay no compensation to the Trust's Trustees affiliated with the Adviser or its officers. None of the Trust's Trustees or officers have engaged in any financial transactions with any Fund or the Adviser.

     The following table estimates the amount of compensation to be paid to the Trust's Trustees for the current fiscal year ending December, 31, 1995. In addition, each Trustee is reimbursed for out-of-pocket expenses associated with attending Trustee meetings.

                                                                                                           Pension or
                            Aggregate    Aggregate     Aggregate    Aggregate   Aggregate    Aggregate     Retirement   Total
                            Compensa-    Compensa-     Compensa-    Compensa-   Compensa-    Compensa-     Benefits     Compensation
                            tion from    tion from     tion from    tion from   tion from    tion from     Accrued as   from Trust
                            Long-Term    Medium-Term   Short-Term   Post-       Core Large-  Core Small-   Part of      and other
                            Retirement   Retirement    Retirement   Retirement  Cap Stock    Cap Stock     Trust's      Funds in
                            Fund*        Fund*         Fund*        Fund*       Fund*        Fund*         Expenses     Complex**

Roger J. Weiss                  $0           $0            $0           $0          $0           $0          $0               $0
Raymond H. Herrmann, Jr.    $1,667       $1,667        $1,667       $1,667      $1,667       $1,667          $0          $37,250
Harvey E. Sampson           $1,667       $1,667        $1,667       $1,667      $1,667       $1,667          $0          $37,250
Lawrence J. Israel          $1,667       $1,667        $1,667       $1,667      $1,667       $1,667          $0          $37,250
Total                       $5,000       $5,000        $5,000       $5,000      $5,000       $5,000          $0         $111,750

* Estimated. The Trust is newly organized and has not paid any Trustee's fees.

** As of the date of this SAI, there were 15 mutual funds in the WPG fund complex, six of which were series of the
Trust. The Trustee's fees paid with respect to the other funds in the WPG fund complex are based on actual fees paid by such funds for the fiscal year ended December 31, 1994.

         Certain Shareholders

              Immediately prior to the commencement of a Fund's operations, it is expected that WPG will own 100% of the outstanding shares of that Fund. As of the date of this Statement of Additional Information, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting or investing power) less than 1% of the outstanding shares of each Fund.

                             HOW TO PURCHASE SHARES

         (See "How to Buy Shares" in the Prospectuses.)

              The Trust continuously offers shares of each Fund. The Trust may terminate the continuous offering of its shares with respect to any Fund at any time at the discretion of the Trustees.

              In the case of telephone subscriptions, if full payment for telephone subscriptions is not received by the Trust within the customary time period for settlement then in effect after the acceptance of the order by the Trust, the order is subject to cancellation and the purchaser will be liable to the affected Fund for any loss suffered as a result of such cancellation. To recoup such loss each Fund reserves the right to redeem shares owned by any shareholder whose purchase order is cancelled for non-payment, and such purchaser may be prohibited from placing further telephone orders.

              If a subscription or redemption of Fund shares is arranged and settlement made through a member of the NASD, then that member may, in its discretion, charge a fee for this service.

         Acquiring Shares of the Funds in Exchange for Securities

              Shares of the Funds may be purchased in whole or in part by delivering to the Funds' Custodian securities acceptable to WPG. If the securities are not suitable for a Fund's portfolio, the securities will be sold by the Custodian as agent for the account of their owner on the day of their receipt by the Custodian or as soon thereafter as possible. The number of shares of a class of a Fund to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the net asset value per share of the applicable class of the applicable Fund on the day such proceeds are received. WPG will use reasonable efforts to obtain the current market price for such securities but does not guarantee the best available price. WPG will absorb any transaction costs, such as commissions, on the sale of securities.

              Securities determined by WPG to be acceptable should be transferred by book entry or physically delivered, in proper form for transfer. Please contact WPG for transfer instructions.

              Investors who are contemplating an exchange of securities for shares of a Fund must contact WPG to determine whether the securities are acceptable before forwarding such securities to the Custodian. WPG reserves the right to reject any securities. Exchanging securities for shares of the Funds may create a taxable gain or loss. Please consult your tax adviser with respect to the particular Federal, state and local tax consequences of exchanging securities for Fund shares.

              The Trust will not generally issue shares for consideration other than cash. The Trust may, however, issue shares for consideration other than cash pursuant to a bona fide purchase of assets, merger or other reorganization provided (i) the securities meet the investment objectives and policies of the applicable Fund; (ii) the securities are acquired by the applicable Fund for investment and not for resale;
         (iii) the securities are not restricted as to transfer either by law or liquidity of market; and (iv) the securities have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange or the New York Stock Exchange or by quotation on the Nasdaq National Market.


                              REDEMPTION OF SHARES

              (See "How to Sell Shares" and "How to Exchange Shares" in the Prospectuses.)

         Systematic Withdrawal Plan

              A Systematic Withdrawal Plan is available only for the Post-Retirement Fund without expense to any shareholder with a minimum investment of $10,000 in value in such Funds' shares (at the then current offering price). The Transfer Agent may be directed, as agent of the purchaser, to redeem without a redemption charge shares of such Fund held in his account as may be required so that the shareholder or any person designated by him will receive a monthly or quarterly check in a stated amount not to be less than $100 although such amount is not necessarily a recommended amount. Dividends and capital gains distributions will be reinvested in additional shares of the same class of such Fund at net asset value as of the reinvestment date.

              Redemption of shares of the Post-Retirement Fund under the Systematic Withdrawal Plan may reduce or even liquidate the account, particularly in a declining market. Such payments paid to a shareholder cannot be considered a yield or income on the investment. Payments to a shareholder in excess of distributions of investment income will constitute a return of his invested principal, and the liquidation of Fund shares pursuant to this Plan is a taxable transaction which may result in gain or loss to the shareholder depending upon the cost of the shares when acquired.

              Withdrawals at the same time as regular purchases of Institutional Class shares of the Post-Retirement Fund ordinarily will not be permitted since purchases are intended to accumulate capital and the Systematic Withdrawal Plan is designed for the regular withdrawal of monies, except that a shareholder may make lump sum investments, of $5,000 or more. The Systematic Withdrawal Plan may be terminated by the shareholder, without penalty, at any time and the Trust may terminate the Plan at will. There are no contractual rights on the part of either party with respect to the Plan.


                                NET ASSET VALUE

         (See "How Each Fund's Share Price is Determined" in the
         Prospectuses)

              Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of the Funds. The net asset value per share of each class of each Fund is determined once daily, Monday through Friday as of the close of regular trading on the NYSE (normally 4:00 P.M. New York City time) on each Business Day (as defined in the Prospectuses) in which there is a sufficient degree of trading in that Fund's portfolio securities that the current net asset value of that Fund's shares might be materially affected. A Fund may not determine its net asset value on any day during which its shares were not tendered for redemption and the Trust did not receive any order to purchase or sell shares of that Fund. In accordance with procedures approved by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. The NYSE is not open for trading on weekends or on New Year's Day (January 1), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day (December 25).

              The public offering price per Institutional Class share of a class of a Fund is the net asset value per share of that class of that Fund next determined after receipt of an order. Orders for Institutional Class shares which have been received by the Trust or the Transfer Agent prior to the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

              Bonds and other fixed-income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

              In determining the net asset value, unlisted securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Securities, options on securities, futures contracts and options thereon which are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange the security is most extensively traded. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Valuation Committee as authorized by the Trustees.

              For purposes of determining the net asset value of the Funds' shares, options transactions will be treated as follows: When a Fund sells an option, an amount equal to the premium received by that Fund will be included in that Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that Fund enters into a closing purchase transaction, that Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a Fund is exercised, that Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.

                               INVESTOR SERVICES

              (See "How to Buy Shares," "How to Sell Shares" and "How to Exchange Shares" in the Prospectuses.)

              The Trust offers a variety of services, described in the sections that follow, designed to meet the needs of its shareholders. The costs of providing such services are borne by the Funds.

         Automatic Investment Plan

              The Automatic Investment Plan enables shareholders to make regular (monthly or quarterly) investments of or more in shares of any of the Funds through an automatic withdrawal from a designated bank account by simply completing the Automatic Investment Plan application. Please call 1-800-223-3332 or write to WPG to receive this form. By completing the form, the shareholder authorizes the Trust's Custodian to periodically draw money from a designated bank or federal credit union account, and to invest such amounts in account(s) of the Fund(s) specified. The transaction will be automatically processed to the mutual fund account on or about the first business day of the month or quarter designated.

              Please be aware that: (1) the Automatic Investment Plan privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Custodian is under no obligation to notify the shareholder as to the non-payment of any check, and (3) this service may be modified or discontinued by the Custodian upon thirty (30) days' written notice prior to any payment date, or may be discontinued by you by written notice to TSSG, at least ten (10) days before the next payment date.

         Prototype Retirement Plan for Employers and Self-Employed
         Individuals

              Prototype retirement plans (the "Retirement Plan") are available for those entities or self-employed individuals who wish to purchase shares of a Fund in connection with a money purchase plan or a profit sharing plan maintained by their employer. The Retirement Plans were designed to conform to the requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Retirement Plans received opinion letters from the Internal Revenue Service (the "IRS") on March 29, 1990 that the form of the Retirement Plans is acceptable under Section 401 of the Code.

              Annual tax-deductible contributions to the Retirement Plan may be made up to the lesser of $30,000 or 25% of the participant's earned income (disregarding any compensation in excess of $150,000 (as adjusted by the IRS for inflation). Under the terms of the Retirement Plan, contributions by or on behalf of participants may be invested in a Fund with the designated custodian under the Retirement Plan (the "Retirement Plan's Custodian"). Investment in other mutual funds advised by the Adviser or one of its affiliates may also be available. Employers adopting the Retirement Plan may elect either that a participant shall specify the investments to be made with contributions by or on behalf of such participant or that the employer shall specify the investments to be made with all such contributions. Since no Fund is intended as a complete investment program it is important, in connection with such election, that employers give careful consideration to the fiduciary obligation requirements of ERISA.

              All dividends and distributions received by the Retirement Plan's Custodian on the Funds' shares held by the Plan's Custodian will be reinvested in the applicable Fund's shares of the same class at net asset value. Distributions of benefits to participants, when made, will be paid first in cash, to the extent that any amount credited to a participant's account is not invested in the applicable Fund's shares and then in full Fund shares of the applicable class (and cash in lieu of fractional shares).

              Boston Safe Deposit and Trust Company serves as the Retirement Plan's Custodian under a Custodial Agreement. Custodian fees which are payable by the employer to the Retirement Plan's Custodian under such Custodial Agreement are a $10 application fee for processing the Retirement Plan application, an annual maintenance fee of $15 per participant, and a distribution fee of $10 for each distribution from a participant's account. Such fees may be altered from time to time by agreement of the employer and the Retirement Plan's Custodian. For further details see the terms of the Retirement Plan which are available from the Trust.

              Distributions must be made pursuant to the terms of the Retirement Plan and generally may not commence before retirement, disability, death, termination of employment, or termination of the Retirement Plan and must commence no later than April 1 of the year following the year in which the participant attains age 70 (the "required beginning date"). Distributions are taxed as ordinary income when received, except the portion, if any, considered a return of a participant's nondeductible contributions. Certain distributions before age 59 may be subject to a 10% nondeductible penalty on the taxable portion of the distribution. Failure to make minimum required distributions by the required beginning date may be subject to a 50% excise tax.

              It should be noted that the Retirement Plan is a retirement investment program involving commitments covering future years. In deciding whether to utilize the Retirement Plan, it is important that the employer consider his or her needs and those of the Retirement Plan participants and whether the investment objectives of the Funds are likely to fulfill such needs. Termination or curtailment of the Retirement Plan for other than business reasons within a few years after its adoption may result in adverse tax consequences.

              Employers who contemplate adoption of the Retirement Plan should consult an attorney or financial adviser regarding all aspects of the

         Retirement Plan as a retirement plan vehicle (including fiduciary obligations under ERISA).

         Individual Retirement Account

              Persons with earned income, whether or not they are active participants in a pension, profit-sharing or stock bonus plan described in Code 401(a), Federal, state or local pension plan, an annuity plan described in Code 403(a), an annuity contract or custodial account described in Code 403(b), a simplified employee pension plan described in Code 408(k), or a trust described in Code 501(c)(18) ("active participant"), generally are eligible to establish an Individual Retirement Account ("IRA"). An individual may make a deductible contribution to an IRA only if (i) neither the individual nor his or her spouse (unless living apart for the entire year and filing separate returns) is an active participant, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,0000). However, an individual who is not permitted to make a deductible contribution to an IRA for a taxable year may nonetheless make annual nondeductible contributions to an IRA up to the lesser of 100% of the individual's earned income or $2,000 to an IRA (up to $2,250 to IRAs for an individual and his or her non-earning spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

              Withdrawals from the IRA (other than the portion treated as a return of nondeductible contributions) are taxed as ordinary income when received, may be made without penalty after the participant reaches age 59 and must commence no later than the required beginning date (see discussion of "Prototype Retirement Plans" above). Withdrawals before age 59 may involve the payment of a 10% nondeductible penalty on the taxable portion of the amount withdrawn. The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. All dividends and distributions on shares of a Fund held in IRA accounts are reinvested in full and fractional shares of the same class of the same Fund and are not subject to federal income tax until withdrawn from the IRA. Investors should consult their tax advisers for further tax information, including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

              The Trust has arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for IRAs using any of the Fund's shares as the underlying investment. The Bank will charge an acceptance fee of $10 for each new IRA and an annual maintenance fee of $15 for each year that an IRA is in existence. There is a $10 fee for processing a premature distribution. These fees will be deducted from the IRA account and may be changed by the Plan's Custodian upon 30 days' prior notice.

              To establish an IRA for investment in a Fund, an investor must complete an application and a custodial agreement on IRS Form 5305-A (which has been supplemented to provide certain additional custodial provisions) and must make an initial cash contribution to the IRA, subject to the limitation on contributions described above. Pursuant to IRS regulations, an investor may for seven days following establishment of an IRA revoke the IRA. Detailed information on IRAs, together with the necessary form of application and custodial agreement, is available from the Trust and should be studied carefully by persons interested in utilizing a Fund for IRA investments. Such persons should also consult their own advisers regarding all aspects of the Funds as an appropriate IRA investment vehicle.

         Simplified Employee Pension Plans (SEP-IRA)

              A simplified employee pension (SEP) allows an employer to make contributions toward his or her own (if a self-employed individual) and his or her employees' retirement and/or permits the employees to make elective deferrals by salary reduction. A SEP requires an Individual Retirement Account (a SEP-IRA) to be established for each "qualifying employee," although the employer may include additional employees if it wishes. A qualifying employee is one who: (a) is at least age 21, (b) has worked for the employer during at least 3 of 5 years immediately preceding the tax year, and (c) has received at least $400 (as indexed for inflation) in compensation in the tax year.

              An employer is not required to make any contribution to the SEP-IRA. However, if the employer does make a contribution, the contribution must be based on a written allocation formula and must not discriminate in favor of highly compensated employees, as defined in Code Section 414(q). The employer may make annual contributions on behalf of each qualifying employee, provided that the contributions, when combined with the employee's elective deferrals, do not exceed 15% of the employee's compensation or $30,000, whichever is less.

              A SEP-IRA may include a salary reduction arrangement under which the employee can choose to have the employer make contributions ("elective deferrals") to his or her SEP-IRA out of his or her salary. However, employees may make elective deferrals only if (i) at least 50% of the employer's eligible employees choose elective deferrals; (ii) the employer did not have more than 25 eligible employees at any time during the preceding year; and (iii) the amount deferred each year by each eligible highly compensated employee as a percentage of pay is no more than 125% of the average deferral percentage of all other eligible employees. An elective deferral arrangement is not available for a SEP maintained by a state or local government, or any of their political subdivisions, agencies, or instrumentalities, or to exempt organizations.

              In general, the total income which an employee can defer under a salary reduction arrangement included in a SEP and certain other elective deferral arrangements is limited to $9,240 (indexed annually for inflation). This dollar limit applies only to the elective deferrals, not to any contributions from employer funds. The Code may require that contributions be further limited to prevent discrimination in favor of highly compensated employees. An employee may also make regular IRA contributions to his or her SEP-IRA (see discussion of IRAs, above).

              Under the terms of the SEP-IRA, contributions by or on behalf of participants may be invested in shares of the Funds (or shares of other funds designated by the Adviser as eligible investments), as specified by the participant. All dividends and distributions on shares held in SEP-IRAs are reinvested in full and fractional shares of the same class of the same Fund. Since no Fund is intended as a complete investment program it is important, in connection with the adoption of a SEP-IRA, that employers give careful consideration to the fiduciary obligation requirements of ERISA, particularly those pertaining to diversification of investments.

              Withdrawals before age 59 may involve the payment of a 10% nondeductible penalty on the amount withdrawn. Withdrawals must commence no later than the required beginning date (see discussions of "Prototype Retirement Plans" above). The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. Contributions to a SEP-IRA by an employer are excluded from the employee's income rather than deducted from it. Elective deferrals made to an employee's SEP-IRA generally are excluded from his income in the year of deferral, but are included in wages for social security (FICA) and unemployment (FUTA) tax purposes. However, if the employee makes regular IRA contributions to his SEP-IRA (other than elective deferrals), he can deduct them the same way as contributions to a regular IRA, up to the amount of his deduction limit. Investors should consult their tax advisers for further tax information including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

              The Fund has arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for SEP-IRAs using the Funds as the underlying investment. Boston Safe Deposit and Trust Company will charge an acceptance fee of $10 for each new SEP-IRA and an annual maintenance fee of $15 for each year that a SEP-IRA is in existence. There is a $10 fee for each premature distribution. These fees will be deducted from the SEP-IRA account and may be changed by the Custodian upon 30 days' prior written notice.

              To establish a SEP-IRA, an employer and employee should complete the WPG IRA application materials, as well as either IRS Form 5305A-SEP (if employees will make elective deferrals) and/or IRS Form 5305-SEP (only if employer contributions will be made). Pursuant to IRS regulations, an investor may for seven days following establishment of a SEP-IRA revoke the SEP-IRA. Detailed information on SEP-IRAs, together with the necessary form of application and custodial agreement, is available from the Fund and should be studied carefully by persons interested in utilizing the Fund for SEP-IRA investments. Such persons should also consult their own advisers regarding all aspects of the Fund as an appropriate SEP-IRA investment vehicle.


                    DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

              Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes.

              A regulated investment company qualifying under Subchapter M of the Code is not subject to federal income tax on distributed amounts to the extent that it distributes annually its taxable and, if any, tax-exempt net investment income and net realized capital gains in accordance with the timing requirements of the Code. Each Fund intends to elect and to qualify to be treated as a regulated investment company and intends to continue to so qualify for each taxable year.

              Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund derive less than 30% of its annual gross income from gains (without deduction for losses) from the sale or other disposition of any of the following held (for tax purposes) for less than three months: (i) stock or securities; (ii) options, futures or forward contracts (not on foreign currencies) or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities and related options or futures; (c) the Fund distribute at least annually to its shareholders as dividends at least 90% of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in each year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (d) the Fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and
         (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

              It is expected that Separate Accounts of Participating Insurance Companies will be purchasing Institutional Class shares of the Funds. As such, each Fund must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each Separate Account and, because Section 817(h) and those regulations treat the assets of the Fund as assets of the related Separate Account, the assets of a Fund, that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a Separate Account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the Separate Account's total assets are cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally result in treatment of the Variable Contract holders other than as described in the applicable Variable Contract prospectus, including inclusion in ordinary income of income accrued under the contracts for the current and all prior taxable years. Any such failure may also result in adverse tax consequences for the Participating Insurance Company issuing the Variable Contracts.

              Unless its only shareholders are life insurance company segregated asset accounts held in connection with Variable Contracts, trusts that are described in section 401(a) of the Code and exempt from tax under section 501(a) of the Code, and investors of "seed money" not in excess of $250,000, each Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that a Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income (not including tax-exempt interest) for the calendar year, at least 98% of the excess of its capital gains over the capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax. Each Fund has distribution policies that should generally enable it to avoid liability for this tax.

              Net investment income for each Fund is the Fund's investment income less its expenses. Dividends from taxable net investment income and the excess, if any, of net short-term capital gain over net long-term capital loss of a Fund will be treated under the Code as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") will be treated under the Code as long-term capital gain, for federal income tax purposes. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. Distributions from a Fund's current or accumulated earnings and profits, as computed for Federal income tax purposes, will be treated as described above whether taken in shares or in cash. Certain distributions received in January may be treated as if paid by a Fund and received by a shareholder on December 31 of the prior year.

              Dividends, including capital gain dividends, paid by a Fund shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they may be characterized as ordinary income or capital gain as described above.

              Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under
         Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or security or a substantially identical stock or security in the Fund's portfolio. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, whether the gain or loss is long-term or short-term depends on the holding period of the underlying stock or security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

              All futures contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) will be governed by
         Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss will be recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

              Because options and futures activities of a Fund may increase the amount of gains from the sale of securities or investments held or treated as held for less than three months, the Funds may have to limit their options and futures transactions in order to comply with the 30% limitation described above.

              Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

              Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.

              These special tax rules applicable to options and futures transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

              A Fund's investment in zero coupon securities or other securities having original issue discount (or market discount, if the Fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market rules described above may also require a Fund to recognize gains without a concurrent receipt of cash. In such case, a Fund will not be able to purchase additional income producing securities with the cash generated by the sale of such securities but will be required to use such cash to make such required distributions, and its current portfolio income may ultimately be reduced accordingly. In order to distribute this income or gains, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

              The Funds may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. However, the Funds will not be eligible to pass through to shareholders any foreign tax credits or deductions for foreign taxes paid by the Funds that are not thus reduced or eliminated. Certain foreign exchange gains and losses realized by the Funds with respect to such securities or related currency transactions will generally be treated as ordinary income and losses. Certain uses of foreign currency and investments by the Funds in certain "passive foreign investment companies" may be limited in order to avoid adverse tax consequences for the Funds (or an election, if available, may be made with respect to such investments).

              Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information. See "Prototype

         Retirement Plan For Employers and Self-Employed Individuals," "Simplified Employee Pension Plans (SEP-IRA)," and "Individual Retirement Accounts."

              Redemptions, including exchanges, of shares may give rise to realized gains or losses, recognizable for tax purposes except for investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares. Exchanges and withdrawals under the Systematic Withdrawal Plan are treated as redemptions for federal income tax purposes.

              The Trust is organized as a Delaware business trust, and neither the Trust nor the Funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each Fund qualifies as a regulated investment company for federal income tax purposes and satisfies certain income source requirements of Delaware law. If each Fund so qualifies and distributes all of its income and capital gains, it will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.

              The foregoing discussion of U.S. federal income tax law does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends.

              This discussion of the federal income tax treatment of the Funds and their distributions is based on the federal income tax law in effect as of the date of this Statement of Additional Information. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                              PORTFOLIO BROKERAGE

              (See "Portfolio Brokerage" in the Prospectuses.)

              It is the general policy of the Trust not to employ any broker in the purchase or sale of securities for a Fund's portfolio unless the Trust believes that the broker will obtain the best results for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Subject to the foregoing, where transactions are effected on securities exchanges, the Trust intends to employ primarily WPG as its broker. The Trust is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities.

              WPG acts as broker for the Funds on exchange transactions, subject, however, to the general policy of the Trust set forth above and the procedures adopted by the Trustees. Commissions paid to WPG must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction is not placed with WPG if a Fund would have to pay a commission rate less favorable than WPG's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which WPG acts as a clearing broker for another brokerage firm, and any customers of WPG determined by a majority of the Independent Trustees not to be comparable to the Funds. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Independent Trustees, exceptions may be made. Since WPG has, as investment adviser to the Funds, the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by WPG as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

              The commission rate on all exchange orders is subject to negotiation. Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Trust to an affiliated person, such as WPG, acting as broker in connection with transactions effected on a securities exchange. The Trustees, including a majority of the Independent Trustees, have adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 thereunder to ensure a broker's commission that is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time ...."
         Rule 17e-1 also requires the Trustees, including a majority of the Independent Trustees, to adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard, review those procedures at least annually to determine that they continue to be appropriate and determine at least quarterly that transactions have been effected in compliance with those procedures. The Trustees of the Trust, including a majority of the Independent Trustees, have adopted procedures designed to comply with the requirements of Rule 17e-1.

              In selecting brokers other than WPG to effect transactions on securities exchanges, the Trust considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Trust determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Trust may pay commissions to such broker in an amount greater than the amount another firm might charge. Research products and services provided to the Trust include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses) providing lawful and appropriate assistance to WPG (and its subsidiaries) in the performance of their decision-making responsibilities.

              Each year, the Adviser considers the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of their clients, such as the Trust, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by WPG

         (and its subsidiaries) in servicing all its accounts and not all such information may be used by WPG, in its capacity as the Adviser, in connection with the Trust. Nonetheless, the Trust believes that such investment information provides the Trust with benefits by supplementing the research otherwise available to the Trust.

              As set forth above, the Trust employs WPG, a member firm of the NYSE, as its principal broker on U.S. exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as WPG) may not effect transactions on such exchange for the account of an investment company (such as the Trust) of which the member firm or its affiliate (such as the Adviser) is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. WPG's transactions on behalf of the Funds are effected in compliance with these conditions.

              WPG furnishes to the Trust at least quarterly a statement setting forth the total amount of all compensation retained by WPG or any associated person of WPG in connection with effecting transactions for the account of the Trust, and the Trustees of the Trust review and approve all the Trust's portfolio transactions and the compensation received by WPG in connection therewith.

              WPG does not knowingly participate in commissions paid by the Trust to other brokers or dealers and does not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event WPG at any time learns that it has knowingly received reciprocal business, it will so inform the Trustees.

              To the extent that WPG receives brokerage commissions on Trust portfolio transactions, officers and Trustees of the Trust who are also principals in WPG may receive indirect compensation from the Trust through their participation in such brokerage commissions.

              In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Adviser. Investment decisions for a Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds. When appropriate, orders for the account of the Funds are combined with orders for other investment companies or other clients advised by WPG in order to obtain a more favorable commission rate. When the same security is purchased for a Fund and one or more other funds or other clients on the same day, each party pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

              The U.S. Government and debt securities in which the Funds invest are traded primarily in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Trust, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Trust, including WPG, may not serve as the Trust's dealer in connection with such transactions. However, affiliated persons of the Trust may serve as its broker in transactions conducted on an exchange or over-the-counter transactions conducted on an agency basis. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

              Subject to the supervision of the Trustees, all investment decisions of the Trust are executed through WPG's trading department.

                               PORTFOLIO TURNOVER

              See "Risk Considerations and Other Investment Practices and Policies -- Portfolio Turnover" in the Prospectus.

              The annual portfolio turnover rate of a Fund is calculated by dividing the lesser of the purchase or sales of a Fund's portfolio securities for the year by the monthly average of the value of the portfolio securities owned by that Fund during the year. The monthly average is calculated by totalling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by
         13. In determining portfolio turnover, securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities"), are excluded. A turnover rate of 100% would occur if all of a Fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Fund were to write a substantial number of options which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs which the Trust must pay and the possibility of more short-term gains which may increase the difficulty of qualifying as a regulated investment company.

              To the extent that their portfolios are traded for short-term market considerations and exceeds 100%, the annual portfolio turnover rate of the Funds could be higher than most mutual funds. None of the Funds will engage in short-term trading to an extent which would disqualify them as regulated investment companies under Subchapter M of the Code.

                                  ORGANIZATION

         (See "Management of the Funds" and "The Trust" in the Prospectuses.)

              As a Delaware business trust, the Trust's operations are governed by its Agreement and Declaration of Trust dated June 21, 1995 (the "Declaration of Trust"). A copy of the Trust's Certificate of Trust, also dated June 21, 1995, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

              To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of lability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

              The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

              Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

              Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held or one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable class of the applicable Fund).

              As it is expected that Separate Accounts of Participating Insurance Companies will be purchasing Institutional Class shares of each of the Funds, it should be noted that the rights, if any, of Variable Contract holders to vote the Institutional Class shares of a Fund beneficially owned by such Variable Contract holders are governed by the relevant Variable Contract.

              Pursuant to the Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing six Funds. As of the date of this Statement of Additional Information, the Board does not have any plan to establish another series of shares in the Trust.

              Pursuant to the Declaration of Trust, the Board may establish and issue multiple classes of shares for each Fund. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares for each series, designated Adviser Class and Institutional Class. See "The Trust" in the Prospectuses for a detailed description of the respective rights of the two classes of shares. The Trustees do not have any plan to establish additional classes of shares for any Fund.

              Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Board. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

              Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize any Fund to so invest its assets.

              "Tomorrow Funds Retirement Trust" is the designation of the Trust for the time being under the Declaration of Trust, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund. Since the Funds use combined prospectuses, however, it is possible that one Fund might become liable for a misstatement or omission in its prospectus regarding the other Fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectuses.



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



                                   CUSTODIAN

              The Custodian for the Trust is Boston Safe Deposit and Trust Company at One Exchange Place, Boston, Massachusetts 02109. In its capacity as Custodian, Boston Safe Deposit and Trust Company performs all accounting services, holds the assets of the Trust and is responsible for calculating the net asset value per share.

                                 TRANSFER AGENT

              The Shareholder Services Group, Inc. acts as transfer agent for the Trust and, in such capacity, processes purchases, transfers and redemptions of shares, acts as dividend disbursing agent, and maintains records and handles correspondence with respect to shareholder accounts.



                              INDEPENDENT AUDITORS

              KPMG Peat Marwick LLP ("KPMG"), 345 Park Avenue, New York, New York 10154, are the independent auditors for the Trust. Professional services performed by KPMG include audits of the financial statements of the Trust, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at the meetings of the Audit Committee and Board of Trustees. KPMG also performs other professional services for the Trust including preparation of income tax returns of the Funds.

                                    APPENDIX

         Description of Bond Ratings Moody's Investors Service, Inc.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

              Moody's also provides credit ratings for preferred stocks. It should be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

         aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

         baa: An issue which is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

              Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e. payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

              Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

         Standard & Poor's Ratings Group

         AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

              S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

              Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

              The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

                                    GLOSSARY

         Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

         Certificates of Deposit: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

         Bankers' Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

         Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

         Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.